                    POST-PETITION LOAN AND SECURITY AGREEMENT

                                  by and among


                   CONGRESS FINANCIAL CORPORATION (SOUTHERN),
                            as Administrative Agent,

                              FLEET NATIONAL BANK,
                              as Collateral Agent,

        DYERSBURG CORPORATION, DYERSBURG FABRICS LIMITED PARTNERSHIP, I, DYERSBURG FABRICS INC., UNITED KNITTING, INC., UNITED KNITTING LIMITED PARTNERSHIP, I, IQUE, INC., IQUE LIMITED PARTNERSHIP, I, AIH INC. and
                           ALAMAC KNIT FABRICS, INC.,
                                  as Borrowers

                                       and

                      DFIC, INC., IQUEIC, INC., UKIC, INC.,
                       ALAMAC ENTERPRISES INC., and ALAMAC
                                KNIT FABRICS LLC,
                                  as Guarantors




                            Dated: September 25, 2000

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
 Section 1.       DEFINITIONS.................................................................-1-

 Section 2.       CREDIT FACILITIES..........................................................-24-
         2.1      Revolving Loans............................................................-24-
         2.2      Letter of Credit Accommodations............................................-27-
         2.3      Term Loan..................................................................-31-
         2.4      Availability Reserve.......................................................-31-
         2.5      Borrowers' Representative..................................................-31-

 Section 3.       INTEREST AND FEES..........................................................-32-
         3.1      Interest...................................................................-32-
         3.2      Closing Fee................................................................-34-
         3.3      Syndication Fee............................................................-34-
         3.4      Collateral Agent Fee.......................................................-34-
         3.5      Administrative Agent Fee...................................................-34-
         3.6      Unused Line Fee............................................................-34-
         3.7      Success Fee................................................................-35-
         3.8      Changes in Laws and Increased Costs of Revolving Loans.....................-35-
         3.9      Maximum Interest...........................................................-36-
         3.10     Nature and Extent of Each Obligor's Liability;
                  Guaranty of Payment and Performance........................................-37-

 Section 4.       CONDITIONS PRECEDENT.......................................................-39-
         4.1      Conditions Precedent to Initial Loans and Letter of Credit Accommodations..-39-
         4.2      Conditions Precedent to All Loans and Letter of Credit Accommodations......-40-

 Section 5.       SECURITY INTEREST..........................................................-41-
         5.1      Grant of Security Interest.................................................-41-
         5.2      Exclusion for Certain Contracts and Leases.................................-41-
         5.3      Foreign Subsidiary Stock...................................................-42-
         5.4      Liens Under Financing Orders...............................................-42-
         5.5      Pledged Collateral.........................................................-42-
         5.6      Lien Priority..............................................................-42-

 Section 6.       LOAN ADMINISTRATION........................................................-42-
         6.1.     Manner of Borrowing and Funding Revolving Loans............................-42-
         6.2.     Defaulting Lenders.........................................................-46-
         6.3.     Special Provisions Governing LIBOR Rate Loans..............................-46-
         6.4.     Loan Accounts; the Register; Account Stated................................-46-
         6.5      Collection of Accounts.....................................................-47-
         6.6      Payments...................................................................-48-
         6.7      Prepayments................................................................-48-
         6.8      Telephone Authorizations...................................................-49-
         6.9      Use of Proceeds............................................................-50-
         6.10     Agents' Allocation of Payments and Collections.............................-50-

                                      (i)

         6.11     Gross Up for Taxes.........................................................-51-
         6.12     Withholding Tax Exemption..................................................-51-

 Section 7.       COLLATERAL REPORTING AND COVENANTS.........................................-52-
         7.1      Collateral Reporting.......................................................-52-
         7.2      Accounts Covenants.........................................................-52-
         7.3      Inventory Covenants........................................................-54-
         7.4      Equipment Covenants........................................................-54-
         7.5      Power of Attorney..........................................................-55-
         7.6      Right to Cure..............................................................-55-
         7.7      Access to Premises.........................................................-55-

 Section 8.       REPRESENTATIONS AND WARRANTIES.............................................-56-
         8.1      Corporate Existence, Power and Authority; Subsidiaries.....................-56-
         8.2      Financial Statements; No Material Adverse Change...........................-56-
         8.3      Chief Executive Office; Collateral Locations...............................-56-
         8.4      Priority of Liens; Title to Properties.....................................-56-
         8.5      Tax Returns................................................................-56-
         8.6      Litigation.................................................................-57-
         8.7      Compliance with Other Agreements and Applicable Laws.......................-57-
         8.8      Employee Benefits..........................................................-57-
         8.9      Environmental Compliance...................................................-58-
         8.10     Bank Accounts..............................................................-58-
         8.11     Accuracy and Completeness of Information...................................-58-
         8.12     Survival of Warranties; Cumulative.........................................-58-
         8.13     Not a Regulated Entity.....................................................-59-
         8.14     Margin Stock...............................................................-59-

 Section 9.       AFFIRMATIVE AND NEGATIVE COVENANTS.........................................-59-
         9.1      Maintenance of Existence...................................................-59-
         9.2      New Collateral Locations...................................................-59-
         9.3      Compliance with Laws, Regulations, etc.....................................-59-
         9.4      Payment of Taxes and Claims................................................-60-
         9.5      Insurance..................................................................-60-
         9.6      Financial Statements and Other Information.................................-60-
         9.7      Sale of Assets, Consolidation, Merger, Dissolution, Etc....................-62-
         9.8      Encumbrances...............................................................-63-
         9.9      Indebtedness...............................................................-63-
         9.10     Loans, Investments, Guarantees, Etc........................................-64-
         9.11     Dividends and Redemptions..................................................-64-
         9.12     Transactions with Affiliates...............................................-64-
         9.13     Additional Bank Accounts...................................................-64-
         9.14     Compliance with ERISA......................................................-65-
         9.15     Consolidated EBITDA........................................................-65-
         9.16     After Acquired Real Property...............................................-65-
         9.17     Costs and Expenses.........................................................-66-
         9.18     Excess Availability........................................................-66-
         9.19     Obligations Constitute Senior Debt.........................................-66-


                                      (ii)

         9.20     Payment of Claims..........................................................-66-
         9.21     Fiscal Year................................................................-66-
         9.22     Upstream Payments..........................................................-67-
         9.23     Filing of Motions and Applications.........................................-67-
         9.24     Notices....................................................................-67-
         9.25     Further Assurances.........................................................-67-

 Section 10.      EVENTS OF DEFAULT AND REMEDIES.............................................-67-
         10.1     Events of Default..........................................................-67-
         10.2     Remedies...................................................................-70-

 Section 11.      AGENTS.....................................................................-71-
         11.1     Appointment, Authority and Duties of Agents................................-71-
         11.2     Agreements Regarding Collateral............................................-73-
         11.3     Reliance by Agents.........................................................-73-
         11.4     Action Upon Default........................................................-74-
         11.5     Ratable Sharing............................................................-75-
         11.6     Indemnification of Agents..................................................-75-
         11.7     Limitation on Responsibilities of Agents...................................-76-
         11.8     Successor Agents and Co-Agents.............................................-76-
         11.9     Consents, Amendments and Waivers...........................................-77-
         11.10    Due Diligence and Non-Reliance.............................................-79-
         11.11    Representations and Warranties of Lenders..................................-79-
         11.12    Required Lenders...........................................................-79-
         11.13    Several Obligations........................................................-79-
         11.14    Agents in Their Individual Capacities......................................-80-
         11.15    No Third-Party Beneficiaries...............................................-80-
         11.16    Notice of Transfer.........................................................-80-
         11.17    Replacement of Certain Lenders.............................................-80-
         11.18    Remittance of Payments and Collections.....................................-81-

 Section 12.      BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS.......................-81-
         12.1     Successors and Assigns.....................................................-81-
         12.2     Participations.............................................................-81-
         12.3     Assignments................................................................-82-
         12.4     Tax Treatment..............................................................-83-
         12.5     Participant's Security Interest............................................-83-

 Section 13.      JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; ............................-83-
         13.1     Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver......-83-
         13.2     Waiver of Notices..........................................................-85-
         13.3     Amendments and Waivers.....................................................-85-
         13.4     Waiver of Counterclaims....................................................-85-
         13.5     Indemnification............................................................-85-

 Section 14.      DIP TERM; MISCELLANEOUS....................................................-86-
         14.1     Term.......................................................................-86-
         14.2     Notices....................................................................-87-

                                     (iii)

         14.3     Partial Invalidity.........................................................-87-
         14.4     Successors.................................................................-87-
         14.5     Entire Agreement...........................................................-87-










                                      (iv)

                                      (v)

                                      (vi)

                                     (vii)

                                    INDEX TO
                             EXHIBITS AND SCHEDULES

         Exhibit A          Form of Revolving Note
         Exhibit B          Form of Term Note
         Exhibit C          Form of Settlement Note
         Exhibit D          Form of Notice of Conversion/Continuation
         Exhibit E          Form of Notice of Borrowing
         Exhibit F          Compliance Certificate
         Exhibit G          Form of Assignment and Acceptance
         Exhibit H          Form of Notice
         Exhibit I          Borrowing Base Certificate
         Exhibit J          Opinion Letter Requirements

         Schedule 1.1       Congress Letters of Credit
         Schedule 8.4       Existing Liens
         Schedule 8.9       Environmental
         Schedule 8.10      Bank Accounts
         Schedule 9.7       New Subsidiaries
         Schedule 9.9       Existing Indebtedness
         Schedule 9.10      Existing Loans, Advances and Guarantees
















                                     (viii)

                    POST-PETITION LOAN AND SECURITY AGREEMENT

         This POST-PETITION LOAN AND SECURITY AGREEMENT is made on September 25, 2000, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Dyersburg"); DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"); DYERSBURG FABRICS INC., a Tennessee corporation ("DFI"); UNITED KNITTING, INC., a Tennessee corporation ("UKI"); UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("United Knitting"); IQUE, INC., a Tennessee corporation ("IQUE, Inc."); IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQUE"); ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"); AIH INC., a Delaware corporation ("AIH"; each of Dyersburg, DFLP, DFI, UKI, United Knitting, IQUE Inc., IQUE, Alamac and AIH individually referred to hereinafter as a "Borrower" and collectively as "Borrowers"); DFIC, INC., a Delaware corporation ("DFIC"); IQUEIC, INC., a Delaware corporation ("IQUEIC"); UKIC, INC., a Delaware corporation ("UKIC"); ALAMAC ENTERPRISES INC., a Delaware corporation ("Alamac Enterprises"); and ALAMAC KNIT FABRICS LLC, a Delaware limited liability company ("Alamac LLC"; each of DFIC, IQUEIC, UKIC, Alamac Enterprises and Alamac LLC individually referred to as a "Guarantor" and collectively as "Guarantors"); the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders" as provided herein; CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, in its capacity as administrative agent for the Lenders pursuant to SECTION 11 hereof (together with its successors in such capacity, "Administrative Agent"); and FLEET NATIONAL BANK, a national banking association, in its capacity as collateral agent for the Lenders pursuant to
SECTION 11 hereof (together with its successors in such capacity, "Collateral Agent"; Administrative Agent and Collateral Agent sometimes collectively referred to hereinafter as "Agents").

                                    RECITALS:

         Each Borrower is a debtor-in-possession under Chapter 11 of the Bankruptcy Code in a case pending in the United States Bankruptcy Court for the District of Delaware (the "Court") (each a "Chapter 11 Case" and collectively the "Chapter 11 Cases"). Each Borrower has requested that Lenders extend financing to Borrowers in connection with the Chapter 11 Cases in accordance with the provisions of this Agreement.

         Lenders are willing to make loans and other extensions of credit to Borrowers, subject to the terms and conditions of this Agreement and subject to the terms and conditions set forth in orders of the Court approving the proposed financing.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     DEFINITIONS

         All terms used herein which are defined in Article 1 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to a Borrower, an Obligor, an Agent or a Lender pursuant to the definitions set forth in the recitals hereto, or to any other Person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. All references to any instrument or agreement, including any of the DIP Financing Documents, shall include any amendment, modification, renewal, restatement or replacement thereof or supplement thereto. All references to any statute shall include all amendments thereto and modifications thereof and all related rules and regulations. The word "including" when used in this Agreement shall mean "including, without limitation." An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with SECTION 11.9 or is cured in a manner satisfactory to Agents, if such Event of Default is capable of being cured as determined by Agents. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. All references to the time of day shall mean the time of day in Atlanta, Georgia. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

               "Acceptable Plan" shall mean a Reorganization Plan which provides for payment in full of all Obligations and any then outstanding Pre-Petition Debt (including the securing with Cash Collateral of any Letter of Credit Accommodations) on the effective date of such Reorganization Plan and which is otherwise acceptable to Collateral Agent and each Lender, in their sole and absolute discretion.

               "Accounts" shall have the meaning ascribed to "account" in the UCC and shall include all present and future rights of an Obligor to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.

               "Accuval Appraisal" shall mean that certain appraisal dated June 18, 1999, that was prepared by Accuval Associates, Incorporated with respect to certain Real Property and certain Equipment of Borrowers.

               "Adjusted LIBOR Rate" shall mean, with respect to each Interest Period for any LIBOR Rate Loan, the rate per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one percent (1%)) determined by dividing (a) the LIBOR Rate for such Interest Period by
         (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a LIBOR Rate Loan or any LIBOR Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

               "Affiliate" shall mean a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Equity Interests of a Person; or (iii) 5% or more of the Equity Interests of which is beneficially owned or held by a Person or a Subsidiary of a Person.

               "Agent Indemnitees" shall mean collectively, (i) Administrative Agent in its capacity as administrative agent hereunder and under the other DIP Financing Documents and all of Administrative Agent's present and future officers, directors, employees and agents, and (ii) Collateral Agent in its capacity as collateral agent hereunder and under the other DIP Financing Documents and all of Collateral Agent's present and future officers, directors, employees and agents.

               "Agreement" shall mean this Post-Petition Loan and Security Agreement and all Exhibits hereto.

               "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or DIP Financing Document in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

               "Applicable Margin" shall mean a percentage equal to (i) 3.0% with respect to Revolving Loans consisting of LIBOR Rate Loans; (ii) 1.0% with respect to Revolving Loans consisting of Base Rate Loans;
         (iii) 3.5% with respect to any portion of the Term Loan consisting of LIBOR Rate Loans; and (iv) 1.5% with respect to any portion of the Term Loan consisting of Base Rate Loans.

               "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee and accepted by Agents, in the form of EXHIBIT G attached hereto.

               "Availability Reserve" shall mean, on any date of determination thereof, an amount equal to the sum of the following (without duplication): (i) the amount of the Pre-Petition Revolver outstanding at such date; (ii) a reserve for general Inventory shrinkage, whether as a result of theft or otherwise, that is determined by Agents from time to time in their reasonable credit judgment based upon any Borrower's historical losses due to such shrinkage; (iii) any amount that any Borrower is obligated to pay pursuant to the provisions of any of the DIP Financing Documents that Agents elect to pay for the account of any Borrower in accordance with authority contained in any of the DIP Financing Documents; (iv) the Factor Reserve; (v) a reserve to reflect events, conditions, contingencies or risks, which, as determined by Agents, do or may affect (a) the Collateral or any other Property that is security for the Obligations or its value, (b) the assets, business or prospects of any Borrower or any Obligor or (c) the Liens of Collateral Agent (including the enforceability, perfection or priority thereof); (vi) the amount of the Letter of Credit Accommodations; (vii) the Professional Expense Reserve; and (viii) for so long as any Event of Default exists, such additional reserves as Collateral Agent in its sole and absolute discretion may elect to impose from time to time, without waiving any such Event of Default or Lenders' entitlement to accelerate the maturity of the Obligations as a consequence thereof.

               "Bankruptcy Code" shall mean title 11 of the United States Code.

               "Base Rate" shall mean the rate from time to time publicly announced by the Reference Bank from time to time as its base rate, whether or not such announced rate is the best rate available at such bank; and, if such base rate for commercial loans is discontinued by Reference Bank as a standard, a comparable reference rate designated by Reference Bank as a substitute therefor shall be the Base Rate.

               "Base Rate Loan" shall mean any Loan or portion thereof on which interest is payable based on the Base Rate in accordance with the terms hereof.

               "Blocked Accounts" shall have the meaning set forth in SECTION
         6.5 of this Agreement.

               "Bond Letter of Credit" shall mean that certain irrevocable direct-pay letter of credit issued by First Union prior to the Petition Date for the benefit of the Bond Trustee in the principal amount of $8,056,903.

               "Bond Trustee" shall mean SunTrust Bank (formerly known as Trust Company Bank), as trustee for the Bonds.

               "Bonds" shall mean the $7,900,000 Industrial Development Board of the City of Trenton, Tennessee Industrial Development Revenue Bonds (Dyersburg Fabrics Inc. Project) Series 1990.

               "Borrowing" shall mean a borrowing consisting of Loans of one Type made on the same day by Lenders (or by Fleet Capital in the case of a Borrowing funded by Settlement Loans) or a conversion of a Loan or Loans of one Type from Lenders on the same day.

               "Borrowing Agent" shall mean Dyersburg Corporation, a Tennessee corporation.

               "Borrowing Base Certificate" shall mean a certificate which is substantially in the form of EXHIBIT I attached hereto, as such form may from time to time be modified by Agents, is duly completed (including all schedules thereto) and executed by the chief financial officer or other appropriate financial officer of Borrowers acceptable to Agents and delivered to Collateral Agent.

               "Business Day" shall mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York or the State of Georgia, and a day on which the Reference Bank, Agents and Lenders are open for the transaction of business, except that if a determination of a Business Day shall relate to any LIBOR Rate Loans, the term Business Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable LIBOR Rate market.

               "Capital Expenditures" shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto that have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

               "Capitalized Lease Obligation" shall mean any debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

               "Carve-Out" shall, during the Interim Period, have the meaning ascribed to it in the Interim Financing Order and, thereafter, shall have the meaning ascribed to it in the Final Financing Order.

               "Cash Collateral Account" shall mean a demand deposit, money market or other account established by Collateral Agent at such financial institution as Collateral Agent may select in its discretion, which account shall be in Collateral Agent's name and subject to Collateral Agent's Lien.

               "Cash Management Agreements" shall mean any agreement entered into from time to time between an Obligor or any Subsidiary of an Obligor, on the one hand, and First Union, Fleet National Bank or any of their Affiliates or any other banking or financial institution, on the other, in connection with cash management services for operating, collections, payroll and trust accounts of Obligors or any of their Subsidiaries provided by such banking or financial institution, including automatic clearinghouse services, controlled disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services and wire transfer services.

               "Chapter 11 Case" and "Chapter 11 Cases" shall have the meaning ascribed to them in the Recitals hereto.

               "Claims" shall mean any and all claims, demands, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, awards, remedial response costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys', accountants', consultants' or paralegals' fees and expenses), whether arising under or in connection with the DIP Financing Documents, any Applicable Law (including any Environmental Law) or otherwise, that may now or hereafter be suffered or incurred by a Person and whether suffered or incurred in or as a result of any investigation, litigation, arbitration or other judicial or non-judicial proceeding or any appeals related thereto.

               "Closing Date" shall mean the date on which all of the conditions precedent in SECTION 4 of this Agreement are satisfied (or waived by Agents in their sole and absolute discretion) and the initial Loans are made under this Agreement.

               "Code" shall mean the Internal Revenue Code of 1986.

               "Collateral" shall have the meaning set forth in SECTION 5 of this Agreement.

               "Commitment" shall mean, at any date for any Lender, the aggregate amount of such Lender's Revolving Commitment and Term Loan Commitment on such date, and "Commitments" shall mean the aggregate amount of all Revolving Commitments and Term Loan Commitments.

               "Commitment Termination Date" shall mean the date that is the soonest to occur of: (i) the last day of the DIP Term, (ii) the effective date of any Acceptable Plan or the date of entry of a Confirmation Order with respect to any other Reorganization Plan, (iii) the sale of all or a substantial part of the Collateral, (iv) the date on which Collateral Agent terminates the DIP Facility pursuant to
         SECTION 14.1 of this Agreement or (v) the date on which Borrowers elect to terminate the DIP Facility pursuant to SECTION 14.1 of this Agreement.

               "Committee" shall mean a creditors' or equity security holders' committee appointed in the Chapter 11 Cases by the U. S. Trustee.

               "Compliance Certificate" shall mean a certificate in the form of EXHIBIT F attached hereto, duly completed.

               "Confirmation Order" shall mean an order entered by the Court, confirming a Reorganization Plan.

               "Congress" shall mean Congress Financial Corporation (Southern), a Georgia corporation, and its successors and assigns.

               "Congress Indemnitees" shall mean Congress and all of its present and future officers, directors, employees and agents.

               "Congress Letters of Credit" shall mean Letters of Credit procured by Congress from First Union, as more particularly described on SCHEDULE 1.1, including the Bond Letter of Credit.

               "Consolidated" shall mean the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

               "Consolidated EBITDA" shall mean, for any fiscal period of Borrowers, on a Consolidated basis, Borrowers' and their Consolidated Subsidiaries' (i) income (or loss) before interest and taxes (excluding therefrom (to the extent otherwise included therein) any gains or losses, together with any related provisions for taxes, realized upon any sale of assets other than in the ordinary course of business) plus
         (ii) to the extent deducted in determining such income (or loss), depreciation, amortization and other non-cash charges plus (iii) to the extent deducted in determining such income (or loss), Restructuring Expenses.

               "Consolidated Subsidiaries" shall mean, as to a Borrower, those Subsidiaries of such Borrower whose accounts are at the time in question, in accordance with GAAP (and, with respect to any Subsidiaries created, to the extent permitted by this Agreement, after the date hereof, pursuant to the written consent of Agents, which consent may be withheld in their absolute discretion and which may be conditioned upon, inter alia, the execution and delivery of guaranties, security agreements, mortgages and other documents required by Agents in their absolute discretion), consolidated with those of such Borrower.

               "Contingent Obligation" shall mean, with respect to any Person, any obligation of such Person arising from any guaranty, indemnity or other assurance of payment or performance of any Debt, lease, dividend or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligations or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

               "Court" shall have the meaning ascribed to it in the Recitals hereto.

               "Debt" shall mean, as applied to a Person, without duplication:
         (i) all items that, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person on the date as of which Debt is to be determined, including Capitalized Lease Obligations; (ii) all obligations of other Persons which such Person has guaranteed; (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person; and
         (iv) in the case of Borrower (without duplication), the Obligations.

               "Default" shall mean an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

               "Default Rate" shall mean, with respect to any Loan, a fluctuating rate per annum which, on any date, is equal to two percent (2%) above the rate otherwise in effect for such Loan on such date.

               "Deposit Accounts" shall mean all of a Person's demand, time, savings, passbook, money market or other depository accounts, and all certificates of deposit, maintained by such Person with any bank, savings and loan association, credit union or other depository institution.

               "DIP Facility" shall mean the $96,600,000 credit facility established by Agents and Lenders in favor of Borrowers pursuant to this Agreement and pursuant to which the Revolving Commitments and Term Loan Commitments are made available by Lenders.

               "DIP Financing Documents" shall mean, collectively, this Agreement, the Notes, the Mortgages, the Environmental Indemnity Agreement, the Trademark Security Agreements, the Patent Security Agreements, the Letter of Credit Documents, any Factor Assignment Agreements, any Factor Intercreditor Agreements and all other notes, guarantees, security agreements, interest rate protection agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any or all Borrowers or any Obligor in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               "DIP Motion" shall mean the joint motion of Borrowers and Guarantors for approval of the financing under the DIP Facility pursuant to this Agreement.

               "DIP Term" shall mean a period commencing on the date of entry of the Interim Financing Order and ending on that date which is 180 days after the date of entry of the Interim Financing Order.

               "Dollars and the $" shall mean lawful money of the United States of America.

               "Domestic Subsidiary" shall mean a Subsidiary of a Borrower (other than a Subsidiary that is a Borrower) that is incorporated under the laws of a state of the United States.

               "Due From Factor Report" shall mean a report prepared by Borrowers that reflects the amount of Factored Accounts as of the date of the report and the aggregate amount standing to the credit of Borrowers from all Factors as of such date.

               "Eligible Accounts" shall mean Accounts created by a Borrower which are and continue to be acceptable to Agents based on the criteria set forth below. In general, Accounts shall be Eligible Accounts if:

                          (a) such Accounts arise from the actual and bona fide
               sale and delivery of goods by a Borrower or rendition of services by a Borrower in the ordinary course of its business, which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

                          (b) such Accounts are not unpaid more than sixty (60)
               days after the original due date thereof or more than one hundred twenty (120) days after the date of the original invoice;

                          (c) such Accounts comply with the terms and conditions
               contained in SECTION 7.2 of this Agreement;

                          (d) such Accounts do not arise from sales on
               consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

                          (e) the chief executive office of the account debtor
               with respect to such Accounts is located in the United States of America, or, at Agents' option, if either: (i) the account debtor has delivered to a Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Agents and payable only in the United States of America and in U.S. dollars, sufficient to cover such Account, in form and substance satisfactory to Agents and, if required by Agents, the original of such letter of credit has been delivered to Collateral Agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Collateral Agent, or (ii) such Account is subject to credit insurance payable to Collateral Agent issued by an insurer and on terms and in an amount acceptable to Agents, or (iii) such Account is otherwise acceptable in all respects to Agents (subject to such lending formula with respect thereto as Agents may determine);

                          (f) such Accounts do not consist of progress billings,
               bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Agents shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Agents, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

                          (g) the account debtor with respect to such Accounts
               has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time owed by a Borrower to such account debtor or claimed owed by such account debtor may be deemed Eligible Accounts);

                          (h) there are no facts, events or occurrences which
               would impair the validity, enforceability or collectibility of such Accounts or reduce the amount payable or delay payment thereunder;

                          (i) such Accounts are subject to the first priority,
               valid and perfected security interest of Collateral Agent and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any Liens except those permitted in this Agreement;

                          (j) neither the account debtor nor any officer or
               employee of the account debtor with respect to such Accounts is an officer, employee or agent of or affiliated with any Borrower or any other Obligor directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

                          (k) the account debtor with respect to such Accounts
               is not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Agents' request, the Federal Assignment of Claims Act of 1940, or any similar State or local law, if applicable, has been complied with in a manner satisfactory to Agents;

                          (l) there are no proceedings or actions which are
               threatened or pending against the account debtors with respect to such Accounts that might result in any material adverse change in any such account debtor's financial condition;

                          (m) such Accounts of a single account debtor or its
               Affiliates do not constitute more than twenty percent (20%) of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Accounts);

                          (n) such Accounts are not owed by an account debtor
               who has Accounts that constitute more than fifty percent (50%) of the total Accounts of such account debtor;

                          (o) such Accounts are owed by account debtors whose
               total Debts to a Borrower do not exceed the credit limit with respect to such account debtors as determined by Agents from time to time (but the portion of the Accounts not in excess of such credit limit may be deemed Eligible Accounts); and

                          (p) such Accounts are owed by account debtors deemed
               creditworthy at all times by Agents, as determined by Agents.

         General criteria for Eligible Accounts may be established and revised from time to time by Agents in good faith. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral.

               "Eligible Alamac Stock-In-Process" shall mean Inventory that (i) is owned by Alamac, (ii) consists of categories of stock-in-process that have been historically reflected on inventory reports prepared by Borrowers, the form of which reports were delivered to Agents prior to the Closing Date and (iii) otherwise constitutes Eligible Inventory.

               "Eligible Assignee" shall mean a Lender or a U.S.-based Affiliate of a Lender, or any other financial institution that is acceptable to Agents and Lenders, in the ordinary course of business extends credit of the type evidenced by the Notes and has total assets in excess of $15 billion.

               "Eligible Cotton Inventory" shall mean Inventory that consists of unopened baled cotton that has not been purchased directly from a producer (unless it has been paid for) and that otherwise constitutes Eligible Inventory.

               "Eligible Factored Amounts" shall mean, on any date of determination thereof, an amount equal to the aggregate balance standing to the credit of Borrowers as reflected on a Due From Factor Report delivered to Agents by Borrowers on or within one (1) Business Day prior to such date, or, in the absence of such timely delivery of a Due From Factor Report, an amount that is either determined by Agents in their sole and absolute discretion or, at Agents' election, represents the aggregate amount reflected on the most recent Factor Status Statements as the aggregate balance standing to the credit of Borrowers from Factors, minus the sum of any fees, commissions, reserves or other charges due from a Borrower to any Factor on such date under its Factoring Agreement.

               "Eligible Finished Goods" shall mean Inventory that consists of finished goods and held for sale in the ordinary course of business and that otherwise constitutes Eligible Inventory.

               "Eligible Finishing Department Inventory" shall mean Inventory that (i) is owned by Alamac, (ii) consists of categories of Inventory that are located in the finishing department at Alamac and that have been historically reflected on inventory reports prepared by Borrowers, the form of which reports were delivered to Agents prior to the execution of the Pre-Petition Loan Agreement and (iii) otherwise constitutes Eligible Inventory.

               "Eligible Inventory" shall mean Inventory consisting of Eligible Cotton Inventory, Eligible Finished Goods, Eligible Finishing Department Inventory, Eligible Raw Materials, Eligible Alamac Stock-in-Process and Eligible Work-in-Process, which, in each case, are acceptable to Agents based upon the criteria set forth below. In general, Eligible Inventory shall not include (a) work-in-process that is not in a ready salable form (other than work-in-process that is deemed to constitute Eligible Alamac Stock-in-Process and Eligible Finishing Department Inventory); (b) components that are not part of finished goods; (c) spare parts for equipment; (d) packaging and shipping materials; (e) supplies used or consumed in a Borrower's business; (f) Inventory at premises other than those owned and controlled by a Borrower, except if Agents shall have received an agreement in writing from the Person in possession of such Inventory and/or the owner or operator of such premises in form and substance satisfactory to Agents acknowledging Collateral Agent's first priority security interest in the Inventory, waiving security interests and claims by such Person against the Inventory and permitting Agents access to, and the right to remain on, the premises so as to exercise Agents' rights and remedies and otherwise deal with the Collateral; (g) Inventory subject to a Lien in favor of any Person other than Agents except those permitted in this Agreement; (h) bill and hold goods; (i) unserviceable, obsolete or slow-moving Inventory; (j) Inventory that is not subject to the first priority, valid and perfected security interest of Collateral Agent; (k) returned and not first quality goods, damaged and/or defective Inventory; and (l) Inventory purchased or sold on consignment. General criteria for Eligible Inventory may be established and revised from time to time by Agents. Any Inventory that is not Eligible Inventory shall nevertheless be part of the Collateral.

               "Eligible Raw Materials" shall mean Inventory that consists of raw materials and that otherwise constitutes Eligible Inventory.

               "Eligible Work-in-Process" shall mean Inventory that consists of work-in-process and that otherwise constitutes Eligible Inventory.

               "Environmental Indemnity Agreement" shall mean the Environmental Indemnity Agreement to be executed by Borrowers on or before the Closing Date in favor of Agents and Lenders.

               "Environmental Laws" shall mean all foreign, federal, state and local laws (including common law), legislation, rules, codes, licenses, permits (including any conditions imposed therein), authorizations, judicial or administrative decisions, injunctions or agreements between any Borrower and any governmental authority, (a) relating to pollution and the protection, preservation or restoration of the environment (including air, water vapor, surface water, ground water, drinking water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, (b) relating to the exposure to, or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, release or disposal, or threatened release, of Hazardous Materials, or (c) relating to all laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials. The term "Environmental Laws" includes (i) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Federal Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Water Act, the Federal Clean Air Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Safe Drinking Water Act of 1974, (ii) applicable state counterparts to such laws, and (iii) any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Materials.

               "Equipment" shall mean all of an Obligor's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

               "Equity Interest" shall mean the interest of (i) a shareholder in a corporation, (ii) a partner (whether general or limited) in a partnership (whether general, limited or limited liability), (iii) a member in a limited liability company, or (iv) any other Person having any other form of equity security or ownership interest.

               "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974.

               "ERISA Affiliate" shall mean any person required to be aggregated with Borrowers or any of their Subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

               "Estate" shall mean, with respect to each Obligor, the estate created in the Chapter 11 Case of such Obligor pursuant to 11 U.S.C. ss. 541(a).

               "Event of Default" shall mean the occurrence or existence of any event or condition described in SECTION 10.1 hereof.

               "Excess Availability" shall mean the amount, as determined by Agents, calculated at any time, equal to: the lesser of: (i) the amount of the Revolving Loans available to Borrowers as of such time based on the applicable lending formulas multiplied by the Net Amount of Eligible Accounts and the Eligible Factored Amounts and the Value of Eligible Inventory, as determined by Agents, and subject to the sublimits and the Availability Reserve from time to time established by Agents hereunder, and (ii) the Maximum Revolving Credit minus the sum of: (x) the amount of all then outstanding and unpaid Obligations (but not including for this purpose the then outstanding principal amount of the Term Loan), plus (y) the aggregate amount of all then outstanding and unpaid, undisputed trade payables of Borrowers arising after the Petition Date which are more than sixty (60) days past due as of such time, plus (z) the amount of checks issued by Borrowers to pay trade payables, but not yet sent and the book overdraft of Borrowers.

               "Extraordinary Expense" shall mean all costs, expenses, fees, and advances which either or both Agents or any Lender may suffer or incur, whether prior to or after the occurrence of an Event of Default, on account of or in connection with (i) the audit, inspection, repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral;
         (ii) the defense of Collateral Agent's Lien upon any Collateral or the priority thereof or any adverse claim with respect to the Revolving Loans, the DIP Financing Documents or the Collateral asserted by any Obligor, any receiver or trustee for any Obligor or any creditor or representative of creditors of any Obligor; (iii) the settlement or satisfaction of any Liens upon any Collateral (whether or not such Liens are Permitted Liens); (iv) the collection of any of the Obligations; (v) the negotiation, documentation, and closing of any restructuring or forbearance agreement with respect to the DIP Financing Documents or Obligations; (vi) amounts advanced by Collateral Agent pursuant to SECTION 7.6 of this Agreement; (vii) the enforcement of any of the provisions of any of the DIP Financing Documents; or
         (viii) any payment under indemnity or other payment agreement provided by either or both Agents to any financial institution in connection with any Blocked Account. Such costs, expenses and advances may include transfer fees, Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees, appraisal fees, brokers' fees and commissions, auctioneers' fees and commissions, accountants' fees, environmental study fees, wages and salaries paid to employees of a Borrower or independent contractors in liquidating any Collateral, travel expenses, all other fees and expenses payable or reimbursable by a Borrower or any other Obligor under any of the DIP Financing Documents, and all other fees and expenses associated with the enforcement of rights or remedies under any of the DIP Financing Documents, but excluding compensation paid to employees (including inside legal counsel who are employees) of Agents.

               "Facility Amount" shall mean, on any date, (i) the Revolving Commitments in effect on such date, plus (ii) the outstanding principal balance of the Term Loan on such date.

               "Factor" shall mean a Person that executes a Factoring Agreement with a Borrower and that is approved by Agents in writing.

               "Factor Assignment Agreement" shall mean a collateral assignment of factoring proceeds executed by a Borrower in favor of Collateral Agent in connection with a Factoring Agreement between a Borrower and a Factor.

               "Factor Eligibility Conditions" shall mean each of the following conditions, the satisfaction of each of which in a manner acceptable in all respects to Agents shall be a condition to any advances hereunder based upon any Eligible Factored Amounts: (i) no Default or Event of Default exists at such time or would result; (ii) Agents shall have received the applicable Factoring Agreement and found it acceptable in all respects; (iii) Borrowers shall have executed and delivered a Factor Assignment Agreement, in form and substance satisfactory to Agents; and (iv) Collateral Agent shall have entered into a Factor Intercreditor Agreement with the Factor.

               "Factor Intercreditor Agreement" shall mean an intercreditor agreement, in form and substance satisfactory in all respects to Agents, that is executed by a Factor in favor of Collateral Agent in connection with a Factoring Agreement between a Borrower and a Factor.

               "Factor Reserve" shall mean the amount which at any time may be charged to a Borrower under a Factoring Agreement or withheld from amounts otherwise due to a Borrower under a Factoring Agreement, including interest, fees, commissions, ledger debt and other charges due a Factor under a Factoring Agreement and the amount of any actual or anticipated disputes or claims arising with respect to any Factored Accounts.

               "Factor Status Statement" shall mean an account current statement or similar report issued by a Factor on a monthly basis under its Factoring Agreement and setting forth the status of the Factored Accounts under such Factoring Agreement.

               "Factored Account" shall mean an Account factored by a Factor under a Factoring Agreement.

               "Factoring Agreement" shall mean a factoring agreement executed by a Borrower in favor of a Factor.

               "Federal Funds Rate" shall mean for any period, a fluctuating interest rate per annum equal for each date during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) in Atlanta, Georgia by the Federal Reserve Bank of Atlanta, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Collateral Agent from three
         (3) federal funds brokers of recognized standing selected by Collateral Agent.

               "Final Financing Order" shall mean an order entered by the Court pursuant to Section 364(c) and (d) of the Bankruptcy Code and Bankruptcy Rule 4001(c), authorizing Borrowers to incur, after the final hearing on the DIP Motion, post-petition secured and superpriority Debt under the DIP Facility in accordance with this Agreement and affording adequate protection to the Liens in favor of Pre-Petition Agents under the Pre-Petition Loan Documents, to be in form and substance satisfactory to Agents and Lenders and to authorize Lenders to repay any or all of any Pre-Petition Debt outstanding from the proceeds of Loans made after entry of such order.

               "Final Order" shall mean a final order of the Court in respect of which the time for appeal, certiorari or review has expired.

               "Financing Orders" shall mean the Interim Financing Order and the Final Financing Order.

               "First Union" shall mean First Union National Bank, a national bank.

               "Fleet Capital" shall mean Fleet Capital Corporation, a Rhode Island corporation, and its successors and assigns.

               "Fleet Letters of Credit" shall mean Letters of Credit procured by Fleet Capital from Fleet National Bank for any Borrower's account after the Petition Date.

               "Fleet National Bank" shall mean Fleet National Bank, a national bank.

               "Fleet National Bank Indemnities" shall mean Fleet National Bank and all of its present and future officers, directors, employees and agents.

               "Foreign Subsidiary" shall mean a Subsidiary that is not a Domestic Subsidiary.

               "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of
         SECTION 9.15 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Agents and Lenders prior to the date hereof.

               "General Intangible" shall have the meaning ascribed to the term "general intangible" in the UCC and shall include all interests in intellectual property.

               "Guarantors" shall mean each Borrower, DFIC, IQUEIC, UKIC, Alamac Enterprises, Alamac LLC and each other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

               "Hazardous Materials" shall mean any hazardous or toxic substances, materials and wastes, including hydrocarbons (including petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides or herbicides (including materials which include hazardous constituents), solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated as hazardous or toxic under any Environmental Law.

               "Indemnified Amount" shall mean, in the case of Agent Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by Agent Indemnitees and against which Lenders or any Obligor have agreed to indemnify Agent Indemnitees pursuant to the terms of this Agreement or any of the other DIP Financing Documents; in the case of Lender Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by Lender Indemnitees and against which Lenders or any Obligor have agreed to indemnify Lender Indemnitees pursuant to the terms of this Agreement or any of the other DIP Financing Documents; and, in the case of Congress Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by Congress Indemnitees and against which Lenders or any Obligor have agreed to indemnify Congress Indemnitees pursuant to the terms of this Agreement or any of the other DIP Financing Documents; and in the case of Fleet Bank Indemnitees, the amount of any loss, cost, expenses or damages suffered or incurred by Fleet Bank Indemnitees and against which Lenders or any Obligor have agreed to indemnify Fleet Bank Indemnitees pursuant to the terms of this Agreement or any of the other DIP Financing Documents.

               "Information Certificates" shall mean the Information Certificates of Borrowers constituting EXHIBIT K attached to the Pre-Petition Loan Agreement.

               "Initial Projections" shall mean the projected monthly balance sheets, income statements and statements of cash flow of Borrowers for the period from July 31, 2000 through September 30, 2000, and projected annual balance sheets, income statements and statements of cash flow of Borrowers for the Fiscal Years ending September 30, 2001 through September 30, 2005, in each case as certified by a Senior Officer to Collateral Agent and Lenders.

               "Insolvency Proceeding" shall mean any action, case or proceeding commenced by or against a Person, or any agreement of such Person, for
         (i) the entry of an order for relief under any chapter of the Bankruptcy Code or other insolvency or debt adjustment law (whether state, federal or foreign), (ii) the appointment of a receiver, trustee, liquidator or other custodian for such Person or any part of its Property, (iii) an assignment or trust mortgage for the benefit of creditors of such Person, or (iv) the liquidation, dissolution or winding up of the affairs of such Person.

               "Interest Period" shall have the meaning set forth in SECTION 3.1(E) of this Agreement.

               "Interest Rate" shall mean, (i) as to Revolving Loans consisting of Base Rate Loans, the Applicable Margin plus the Base Rate in effect from time to time; (ii) as to Revolving Loans consisting of LIBOR Rate Loans, the Applicable Margin, plus the Adjusted LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by Borrowers as in effect two (2) Business Days after the date of receipt by Collateral Agent of the request of Borrowers for such LIBOR Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrowers); (iii) as to all or any portion of the Term Loan consisting of Base Rate Loans, the Applicable Margin, plus the Base Rate in effect from time to time; and
         (iv) as to all or any portion of the Term Loan consisting of LIBOR Rate Loans, the Applicable Margin, plus the Adjusted LIBOR Rate (based on the LIBOR Rate applicable for the Interest Period selected by Borrowers as in effect two (2) Business Days after the date of receipt by Collateral Agent of the request of Borrowers for such LIBOR Rate Loans in accordance with the terms hereof.

               "Interim Financing Order" shall mean the order entered by the Court pursuant to Section 364(c) and (d) of the Bankruptcy Code and Bankruptcy Rule 4001(c), authorizing Borrowers to incur, during the Interim Period, post-petition secured and superpriority Debt under the DIP Facility in accordance with this Agreement and affording adequate protection of the Liens in favor of Pre-Petition Agents under the Pre-Petition Loan Documents, to be in form and substance satisfactory to Agents and Lenders.

               "Interim Period" shall mean the period commencing upon entry of the Interim Financing Order and ending on the entry of the Final Financing Order.

               "Inventory" shall mean, with respect to each Obligor, all of such Obligor's now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.

               "Investment Property" shall have the meaning ascribed to it in the UCC.

               "Lender Indemnitee" shall mean a Lender in its capacity as a lender under this Agreement and its present and future officers, directors, employees and agents.

               "Lenders" shall mean Fleet Capital (whether in its capacity as a provider of Loans under SECTION 2 of this Agreement or as the provider of Settlement Loans under SECTION 6.1(C) of this Agreement or as the procurer of Letter of Credit Accommodations (other than the Congress Letters of Credit) under SECTION 2.2 of this Agreement), Congress (whether in its capacity as a provider of Loans under SECTION 2 of this Agreement or as the procurer of the Congress Letters of Credit under
         SECTION 2.2 of this Agreement), and any other Person who may from time to time become a "Lender" under this Agreement, and their respective successors and permitted assigns.

               "Letter of Credit" shall mean any documentary letter of credit, standby letter of credit or direct-pay letter of credit.

               "Letter of Credit Accommodations" shall mean the Letters of Credit, merchandise purchase or other guaranties which have been prior to the Petition Date, or are from time to time hereafter, which were issued prior to or after the Petition Date and are either (a) Congress Letters of Credit or Fleet Letters of Credit for the account of any Borrower or other Obligor or (b) Letters of Credit with respect to which Fleet Capital or Congress has agreed to indemnify the issuer or guaranteed to the issuer the performance by a Borrower of its obligations to such issuer.

               "Letter of Credit Documents" shall mean each Letter of Credit and any and all other instruments, documents or agreements executed in connection with any Letter of Credit.

               "LIBOR Rate" shall mean with respect to the Interest Period for a LIBOR Rate Loan, the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) at which Reference Bank is offered deposits of Dollars in the London interbank market (or other LIBOR Rate market selected by Borrowers and approved by Agents and Lenders) on or about 9:00 a.m. (New York time) two (2) Business Days prior to the commencement of such Interest Period in amounts substantially equal to the principal amount of the LIBOR Rate Loans requested by and available to Borrowers in accordance with this Agreement, with a maturity of comparable duration to the Interest Period selected by Borrowers.

               "LIBOR Rate Loans" shall mean any Loans or portion thereof on which interest is payable based upon the Adjusted LIBOR Rate in accordance with the terms hereof.

               "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of this Agreement, a Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

               "Loans" shall mean the Revolving Loans and the Term Loan.

               "Material Adverse Effect" shall mean the effect of any event or condition occurring after the Petition Date which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, prospects, Properties or condition (financial or otherwise) of Borrowers, taken as a whole; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any of the other DIP Financing Documents; (iii) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Liens of Collateral Agent with respect to the Collateral or the priority of any such Liens; (iv) materially impairs the ability of any Obligor to perform its obligations under this Agreement or any of the other DIP Financing Documents, including repayment of any of the Obligations when due; or (v) materially impairs the ability of either or both Agents or any Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the DIP Financing Documents and Applicable Law.

               "Maximum Rate" shall mean the maximum non-usurious rate of interest under applicable federal or state law as in effect from time to time, that may be contracted for, taken, reserved, charged or received in respect of the Debt of Borrowers to Lenders, or, to the extent that at any time such Applicable Law may thereafter permit a higher maximum non-usurious rate of interest, then such higher rate that Applicable Law may allow. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may
         be).

               "Maximum Revolving Credit" shall mean, on any date, an amount equal to $74,000,000, minus the amount of the Revolving Loans and Letter of Credit Accommodations outstanding under the Pre-Petition Loan Agreement on such date.

               "Mortgages" shall mean, individually and collectively, (a) each of the following agreements that were executed and delivered prior to the Petition Date: (i) the North Carolina Deed of Trust, Security Agreement and Assignment of Rents executed by Alamac in favor of Collateral Agent with respect to the Real Property and related assets of Alamac located in Martin County, North Carolina, (ii) the North Carolina Deed of Trust, Security Agreement and Assignment of Rents executed by Alamac in favor of Collateral Agent with respect to the Real Property and related assets of Alamac located in Bladen County, North Carolina, (iii) the North Carolina Deed of Trust, Security Agreement and Assignment of Rents executed by Alamac in favor of Collateral Agent with respect to the Real Property and related assets of Alamac located in Robeson County, North Carolina, (iv) the North Carolina Deed of Trust, Security Agreement and Assignment of Rents executed by Alamac in favor of Collateral Agent with respect to the Real Property and related assets of Alamac located in Sampson County, North Carolina, (v) the Tennessee Deed of Trust, Security Agreement and Assignment of Rents executed by DFLP in favor of Collateral Agent with respect to the Real Property and related assets of DFLP located in Dyer County,

         Tennessee, (vi) the Tennessee Deed of Trust, Security Agreement and Assignment of Rents executed by DFLP in favor of Collateral Agent with respect to the Real Property and related assets of DFLP located in Gibson County, Tennessee, (vii) the Tennessee Deed of Trust, Security Agreement and Assignment of Rents executed by DFLP in favor of Collateral Agent with respect to the Real Property and related assets of DFLP located in Bradley County, Tennessee, (viii) the Tennessee Leasehold Deed of Trust and Security Agreement executed by DFLP in favor of Collateral Agent with respect to DFLP's leasehold interest in the Real Property of DFLP located in Dyer County, Tennessee and (b) any other mortgage or deed of trust at any time executed by any Obligor in favor of Collateral Agent to secure any of the Obligations.

               "Net Amount of Eligible Accounts" shall mean the gross amount of Eligible Accounts less (a) sales, excise or similar taxes included in the amount thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

               "Note" shall mean each Revolving Note, each Term Note, the Settlement Note and any other promissory note executed by Borrowers at either Agent's request to evidence any of the Obligations.

               "Notice of Borrowing" shall have the meaning set forth in SECTION 6.1(A)(I) of this Agreement.

               "Notice of Conversion/Continuation" shall have the meaning set forth in SECTION 3.1(D) of this Agreement.

               "Obligations" shall mean any and all Revolving Loans, all Settlement Loans, the Term Loan, Letter of Credit Accommodations and all other Debts and obligations of every kind, nature and description owing by any or all Obligors to either or both Agents, any Lender and/or any Affiliates of either or both Agents or any Lender, including principal, interest, charges, fees, costs and expenses (including Extraordinary Expenses), however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under this Agreement or any of the other DIP Financing Documents, whether now existing or hereafter arising, whether arising before, during or after the DIP Term, whether direct or indirect, absolute or contingent, joint or several, due or to become due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by either or both Agents or any Lender.

               "Obligor" shall mean any Borrower, any Guarantor, endorser, acceptor, surety or other Person liable on or with respect to the Obligations or who is the owner of any Property which is security for the Obligations.

               "Offshore Equipment" shall mean any Equipment not listed on the Accuval Appraisal (excluding any Equipment acquired after the date of the Accuval Appraisal and excluding any substitutions, replacements of or additions to any Equipment listed on the Accuval Appraisal).

               "Out-of-Formula Condition" shall mean a condition such that the outstanding amount of the Revolving Loans and Letter of Credit Accommodations on the date of determination thereof exceeds the lending formula set forth in SECTION 2.1(A) hereof on such date.

               "Out-of-Formula Loan" shall mean a Revolving Loan made when an Out-of-Formula Condition exists or the portion of any Revolving Loan which, when funded, results in an Out-of-Formula Condition.

               "Participant" shall have the meaning set forth in SECTION 12.2(A) of this Agreement.

               "Patent Security Agreements" shall mean each Patent Security Agreement to be executed by a Borrower in favor of Collateral Agent on or about the Closing Date and by which such Borrower shall assign to Collateral Agent, for the benefit of Agents and for the Pro Rata benefit of Lenders, as security for the Obligations, all of such Borrower's right, title and interest in and to all of its patents.

               "Payment Account" shall have the meaning set forth in SECTION 6.5 of this Agreement.

               "Permitted Affiliate Investments" shall mean investments in, or Capital Expenditures with respect to non-U.S. Affiliates, Foreign Subsidiaries or joint ventures of Borrowers or Permitted Property Transfers so long as (i) such investments, Capital Expenditures or Permitted Property Transfers do not exceed $1,000,000 in the aggregate during the period from January 1, 2000 through December 31, 2000, and $1,000,000 in the aggregate during the period from January 1, 2001 through December 31, 2001, (ii) Excess Availability is at least $2,500,000 at the time of, and after giving effect to, any such investment, Capital Expenditure or Permitted Property Transfer, and
         (iii) no Default or Event of Default exists at such time or would result therefrom.

               "Permitted Liens" shall mean those Liens permitted by SECTION 9.8 hereof.

               "Permitted Property Transfers" shall mean a transfer of any Offshore Equipment to a non-U.S. Affiliate, Foreign Subsidiary or joint venture of a Borrower.

               "Person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Internal Revenue Code of 1986), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

               "Petition Date" shall mean September 25, 2000.

               "Pre-Petition Agents" shall mean Fleet National Bank and Congress in their respective capacities as collateral and administrative agent under the Pre-Petition Loan Documents.

               "Pre-Petition Debt" shall mean all Debts and other obligations of Borrowers to Pre-Petition Agents or any Pre-Petition Lender on the Petition Date that arise under any of the Pre-Petition Loan Documents, whether direct or indirect, absolute or contingent or due or to become due, including the Pre-Petition Revolver, the Pre-Petition Term Loan, all Letter of Credit Accommodations, and all interest accruing on any of the foregoing after the Petition Date and all legal fees and collection expenses heretofore or hereafter incurred in collecting any of such Debt.

               "Pre-Petition Lenders" shall mean those Persons who were Lenders under (and as defined in) the Pre-Petition Loan Agreement as of the Petition Date.

               "Pre-Petition Loan Agreement" shall mean the Loan and Security Agreement dated August 17, 1999, among Pre-Petition Agents, Pre-Petition Lenders and Borrowers.

               "Pre-Petition Loan Documents" shall mean the Pre-Petition Loan Agreement and all instruments, agreements, pledges, assignments and other documents executed in connection therewith or with reference thereto or to evidence or secure payment of the whole or any part of the Pre-Petition Debt.

               "Pre-Petition Revolver" shall mean the "Revolving Loans" under (and as defined in) the Pre-Petition Loan Agreement.

               "Pre-Petition Term Loan" shall mean the "Term Loan" under (and as defined in) the Pre-Petition Loan Agreement.

               "Post-Petition Term Loan" shall mean the aggregate of the Post-Petition Term Loan Advances made by Lenders to Borrowers pursuant to SECTION 2.3 of this Agreement.

               "Post-Petition Term Loan Advance" shall mean an advance made by a Lender as part of the Post-Petition Term Loan.

               "Post-Petition Term Loan Conditions" shall mean and include each of the following conditions: (i) all conditions precedent set forth in
         SECTION 4.2 of this Agreement have been satisfied, (ii) Agents have received and recorded all Mortgages as may be required by Agents in their sole discretion, and (iii) Agents have obtained all title insurance reports, endorsements and policies relating to such Mortgages as may be required by Agents in their sole discretion (with the costs thereof to be paid by Borrowers).

               "Pro Rata" shall mean a share of or in all Loans, participations in Letter of Credit Accommodations or, in the case of Fleet Capital or Congress, the portion of the Letter of Credit Accommodations in which Fleet Capital or Congress does not sell a participation interest pursuant to SECTION 2.2(E) of this Agreement, obligations to indemnify or reimburse Fleet Capital (or in the case of the Congress Letters of Credit, Congress) as the procurer of Letter of Credit Accommodations or Collateral Agent, payments, proceeds, collections, Collateral and Extraordinary Expenses, which share for any Lender on any date shall be a percentage arrived at by dividing the amount of the Commitment of such Lender on such date by the aggregate amount of the Commitments of all Lenders on such date.

               "Professional Expense Advances" shall mean Revolving Loans made after the Commitment Termination Date pursuant to SECTION 2.1(E) of this Agreement for the purpose described therein.

               "Professional Expense Escrow" shall mean the escrow to be established by Borrowers pursuant to the Financing Orders for the deposit of Revolving Loan proceeds to be used for the purpose of paying Professional Expenses.

               "Professional Expense Reserve" shall mean, on any date of determination thereof, an amount equal to the sum of $500,000.

               "Professional Expenses" shall mean the fees and reimbursable expenses of a Professional Person.

               "Professional Person" shall mean a Person who is an attorney, accountant, appraiser, auctioneer or other professional person and who is retained, with Court approval, by (i) a Borrower pursuant to Section 327 of the Bankruptcy Code or (ii) a Committee pursuant to Section 1103(a) of the Code.

               "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

               "Real Property" shall mean all now owned and hereafter acquired real property of any Obligor, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets more particularly described in the Mortgages.

               "Records" shall mean all of an Obligor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Obligors with respect to the foregoing maintained with or by any other Person).

               "Reference Bank" shall mean Fleet National Bank or such other bank as Agents may from time to time designate.

               "Reorganization Plan" shall mean a plan of reorganization proposed by an Obligor or any other Person (including Collateral Agent or any Lender) in such Borrower's Chapter 11 Case or a consolidated plan of reorganization proposed by all or any combination of Obligors or any other Person (including Collateral Agent or any Lender) in the Chapter 11 Cases.

               "Required Lenders" shall mean, at any date of determination thereof, Lenders having Commitments representing at least 66-2/3% of the aggregate Commitments at such time; provided, however, that if any Lender shall be in breach of any of its obligations hereunder to Borrowers or Agents, including any breach resulting from its failure to honor its Commitment in accordance with the terms of this Agreement, then, for so long as such breach continues, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations under this Agreement) having Commitments representing at least 66-2/3% of the aggregate Commitments at such time; provided further, however, that, if the DIP Facility has been terminated, the term "Required Lenders" shall mean Lenders (excluding each Lender that is in breach of its obligations hereunder) holding Loans (including Settlement Loans) representing at least 66-2/3% of the aggregate principal amount of Loans (including Settlement Loans) outstanding at such time.

               "Restructuring Expenses" shall mean, for any fiscal period of Borrowers, on a Consolidated basis, Borrowers' and their Consolidated Subsidiaries' restructuring and reorganization costs for such period, including compensation for services rendered and reimbursement of expenses incurred by professionals retained by the Obligors and their creditors; fees incurred in connection with the execution, delivery and performance of this Agreement; expenses (including severance) associated with the consolidation or closing of facilities; and expenses associated with the Obligors' management retention program.

               "Revolving Commitment" shall mean, at any date for any Lender, the obligation of such Lender to make Revolving Loans and to purchase participations in Letter of Credit Accommodations pursuant to the terms and conditions of this Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Revolving Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance; and "Revolving Commitments" means the aggregate principal amount of the Revolving Commitments of all Lenders, the maximum amount of which shall be $74,000,000.

               "Revolving Loans" shall mean the loans now or hereafter made by Lenders (or by Fleet Capital as Settlement Loans) to or for the benefit of Borrowers on a revolving basis (involving advances, repayments and readvances) as set forth in SECTION 2.1 hereof.

               "Revolving Note" shall mean a Revolving Note to be executed by Borrowers in favor of each Lender in the form of EXHIBIT A attached hereto, which shall be in the face amount of such Lender's Revolving Commitment and which shall evidence all Revolving Loans made by such Lender to Borrowers pursuant to this Agreement.

               "Senior Officer" shall mean any member of the board of directors, the president, executive vice-president or the chief financial officer of, or in-house legal counsel to, a Borrower.

               "Senior Subordinated Note Indenture" shall mean the Indenture dated as of August 27, 1997, between Dyersburg and State Street Bank and Trust Company, as Trustee, pursuant to which the Senior Subordinated Notes were issued.

               "Senior Subordinated Notes" shall mean the Series A and Series B $125,000,000, 9-3/4% Senior Subordinated Notes Due 2007.

               "Settlement Date" shall have the meaning set forth in SECTION 6.1(C)(I) of this Agreement.

               "Settlement Loan" shall have the meaning set forth in SECTION 6.1(C)(II) of this Agreement.

               "Settlement Note" shall mean the Settlement Note to be executed by Borrowers on or before the Closing Date in favor of Fleet Capital, which shall be in the form of EXHIBIT C attached hereto and which shall evidence all Settlement Loans made by Fleet Capital to Borrowers pursuant to this Agreement.

               "Settlement Report" shall mean a report delivered by Collateral Agent to Lenders summarizing the amount of the outstanding Revolving Loans as of the Settlement Date and the calculation of the Borrowing Base as of such Settlement Date.

               "Stock Pledge Agreements" shall mean each Stock Pledge Agreement executed by a Borrower in favor of Collateral Agent and by which such Borrower shall pledge to Collateral Agent, for the benefit of Agents and for the Pro Rata benefit of Lenders, as security for the Obligations, 66% of the capital stock of each Foreign Subsidiary of such Borrower and 100% of the capital stock of each Domestic Subsidiary of such Borrower.

               "Subordinated Debt" shall mean the Senior Subordinated Notes and other Debt of any or all Borrowers that is fully and absolutely subordinated in right or payment to the Obligations in a manner satisfactory to Agents and Lenders.

               "Subsequent Projections" shall mean projections which update and revise the Initial Projections, in form and substance satisfactory to Agents and Lenders.

               "Subsidiary" shall mean any Person a majority of the Equity Interests of which is at the time owned, directly or indirectly, by a Borrower or by one or more other Subsidiaries or by a Borrower and one or more other Subsidiaries.

               "Taxes" shall mean any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of each Lender, taxes imposed on or measured by the net income or overall gross receipts of such Lender.

               "Term Loan" shall mean, for so long as it is outstanding, the Pre-Petition Term Loan, and, thereafter, the Post-Petition Term Loan.

               "Term Loan Commitment" shall mean, at any date for any Lender, the obligation of such Lender to make Post-Petition Term Loan Advances pursuant to the terms and conditions of this Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Term Loan Commitment" on the signature pages hereof or the signature page of any Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance; and the term "Term Loan Commitments" means the aggregate principal amount of the Term Loan Commitments of all Lenders, the maximum amount of which is $22,600,000.

               "Term Note" shall mean, for each Lender, a Term Note dated of even date herewith by Borrowers in favor of such Lender in the original principal amount of such Lender's Term Loan Commitment, to be in the form annexed hereto as EXHIBIT B.

               "Trademark Security Agreement" shall mean each Trademark Security Agreement to be executed by a Borrower in favor of Collateral Agent on or about the Closing Date and by which such Borrower shall assign to Collateral Agent, for the benefit of Agents and for the Pro Rata benefit of Lenders, as security for the Obligations, all of such Borrower's right, title and interest in and to all of its trademarks.

               "Transferee" shall have the meaning set forth in SECTION 12.3(C) of this Agreement.

               "Type" shall mean any type of a Loan determined with respect to the interest option applicable thereto, which shall be either a LIBOR Rate Loan or a Base Rate Loan.

               "UCC" shall mean the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

               "UKIC" shall mean UKIC, Inc., a Delaware corporation.

               "Upstream Payments" shall mean a distribution of cash or other Property by a Subsidiary to a Borrower.

               "Value" shall mean, as determined by Collateral Agent in good faith, with respect to Inventory, the lower of (a) cost computed on a first-in-first-out basis in accordance with GAAP or (b) market value.

SECTION 2. CREDIT FACILITIES

         2.1 REVOLVING LOANS.

               (a) Subject to and upon the terms and conditions herein, each Lender agrees, severally to the extent of its Revolving Commitment and not jointly with the other Lenders, to make Revolving Loans to Borrowers from time to time in amounts requested by Borrowers up to the amount equal to the sum of:

               (i) eighty-five percent (85%) of the Net Amount of Eligible Accounts plus ninety percent (90%) of Eligible Factored Amounts, plus

               (ii)  the lesser of:

                     (A) the sum of:

                         (I) seventy percent (70%) of the Value of Eligible Cotton Inventory, plus

                         (II) fifty percent (50%) of the Value of Eligible Raw Materials, plus

                         (III) fifty percent (50%) of the Value of Eligible
                               Finished Goods, plus

                         (IV) the lesser of: (x) fifty percent (50%) of the Value of Eligible Work-In-Process consisting of manufactured yarn, greige cloth Inventory and dyed greige cloth at Borrowers' Dyersburg, Tennessee location and greige cloth Inventory at Alamac's location plus twenty-five percent (25%) of the Value of Eligible Alamac Stock-In-Process and Eligible Finishing Department Inventory or
                               (y) $8,000,000, or

                     (B) $25,000,000, less

               (iii) the Availability Reserve.

               (b) Agents may, in their discretion from time to time (and shall at the direction of the Required Lenders) upon not less than five (5) days prior notice to Borrowers (unless an Event of Default exists, in which event no notice need be given), (i) reduce the lending formula with respect to Eligible Accounts and Eligible Factored Amounts to the extent that Agents determine (or Required Lenders determine) in good faith that: (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (2) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (B) the general creditworthiness of account debtors has declined or (ii) reduce the lending formula(s) with respect to Eligible Inventory to the extent that Agents determine that: (A) the number of days of the turnover of the Inventory for any period has changed in any material respect from historical levels or (B) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or (C) the nature and quality of the Inventory has deteriorated. In determining whether to reduce the lending formula(s), Agents may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory or in establishing the Availability Reserve.

               (c) Except in Lenders' discretion, the aggregate amount of the Revolving Loans and the Letter of Credit Accommodations outstanding at any time shall not exceed the Maximum Revolving Credit. In the event that the outstanding amount of any component of the Revolving Loans, or the aggregate amount of the outstanding Revolving Loans and Letter of Credit Accommodations, exceed the amounts available under the lending formulas, the sublimits for Letter of Credit Accommodations set forth in SECTION 2.2(D) or the Maximum Revolving Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Agents or Lenders in that circumstance or on any future occasions and Borrowers shall, upon demand by Collateral Agent, which may be made at any time or from time to time, immediately repay to Collateral Agent, for the Pro Rata benefit of Lenders, the entire amount of any such excess(es) for which payment is demanded.

               (d) For purposes only of applying the sublimit on Revolving Loans based on Eligible Inventory pursuant to SECTION 2.1(A)(II)(B), Collateral Agent may treat the then undrawn amounts of outstanding Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Agents are in effect basing the issuance of the Letter of Credit Accommodations on the Value of the Eligible Inventory being purchased with such Letter of Credit Accommodations. In determining the actual amounts of such Letter of Credit Accommodations to be so treated for purposes of the sublimit, the outstanding Revolving Loans and the Availability Reserve shall be attributed first to any components of the lending formulas in SECTION 2.1(A) that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit.

               (e) If and when requested to do so by Borrowers within 30 days after the Commitment Termination Date, and notwithstanding any termination of the DIP Facility, any Default or Event of Default or non-compliance with any conditions precedent, Lenders shall fund Revolving Loans to satisfy Lenders' obligations under the Financing Orders with respect to the Carve-Out. All such Revolving Loans shall constitute Professional Expense Advances and when made shall discharge Lenders obligations with respect to and shall satisfy the Carve-Out, to the extent of such Revolving Loans. In connection with each such Revolving Loan, the Agents shall release the Professional Expense Reserve to the extent of the amount of such Revolving Loan. Promptly after the Commitment Termination Date, Borrowers shall report to Agents and Lenders the balance on hand in the Professional Expense Escrow as of the Commitment Termination Date, shall solicit from each Professional Person a statement of all accrued and unpaid Professional Expenses owing to such Professional Person as of the Commitment Termination Date and shall report to Agents and Lenders in writing the amount of Professional Expense Advances, if any, that Lenders are required to make pursuant to the provisions of this SECTION 2.1(E). The funding of such Revolving Loans after the Commitment Termination Date shall not operate to waive any Default or Event of Default, reinstate any Revolving Commitment or otherwise waive any right or remedy Agents or Lenders may have under any of the DIP Financing Documents, and all such Professional Expense Advances shall be treated as Revolving Loans and shall be entitled to all of the benefits and security of the DIP Financing Documents and the Financing Orders. Balances on hand in the Professional Expense Escrow shall be disbursed to pay Professional Expenses to the extent permitted by the Financing Orders or specifically allowed by other Final Orders of the Court. If any Professional Expenses that accrued prior to the Commitment Termination Date are paid from the Professional Expense Escrow but are subsequently disallowed by Final Order of the Court, any amounts repaid to Borrowers shall be turned over by Borrowers to Collateral Agent for application to any unpaid Obligations or Pre-Petition Debt outstanding and the balance, if any, used to replenish the Professional Expense Escrow.

               (f) The outstanding principal amounts with respect to the Revolving Loans shall be repaid as follows:

                   (i) Any portion of the Revolving Loans consisting of the principal amount of Base Rate Loans shall be paid by Borrowers to Collateral Agent, for the Pro Rata benefit of Lenders (or, in the case of Settlement Loans, for the sole benefit of Fleet Capital) unless timely converted to a LIBOR Rate Loan in accordance with this Agreement, immediately upon (a) each receipt by Agents, any Lender or Borrowers of any proceeds of any of the Accounts or Inventory, to the extent of such proceeds, (b) the Commitment Termination Date, and (c) in the case of Settlement Loans, the earlier of Fleet Capital's demand for payment or on each Settlement Date with respect to all Settlement Loans outstanding on such date.

                   (ii) Any portion of the Revolving Loans consisting of the principal amount of LIBOR Rate Loans shall be paid by Borrowers to Collateral Agent, for the Pro Rata benefit of Lenders, unless converted to a Base Rate Loan or continued as a LIBOR Rate Loan in accordance with the terms of this Agreement, immediately upon (a) the last day of the Interest Period applicable thereto and (b) the Commitment Termination Date. In no event shall Borrowers be authorized to make a voluntary prepayment with respect to any Revolving Loan outstanding as a LIBOR Rate Loan prior to the last day of the Interest Period applicable thereto, unless Borrowers pay to Collateral Agent, for the Pro Rata benefit of Lenders, concurrently with any prepayment of a LIBOR Rate Loan, any LIBOR breakage costs as a consequence of such prepayment.

               (g) Borrowers, Agents and Lenders further agree that, if Collateral Agent shall determine, in its sole discretion, that a material adverse change in the financial condition of any Borrower has occurred, or if a

Default or Event of Default exists, Collateral Agent shall have the right (exercisable at such time or times as Collateral Agent deems appropriate) to require that separate borrowing base calculations (as set forth in SECTION 2.1(A) hereof) be made for each Borrower (as set forth in SECTION 2.1(A)), as well as the right to limit the use of proceeds of the Revolving Loans by each Borrower to an amount equal to such Borrower's borrowing base.

         2.2   LETTER OF CREDIT ACCOMMODATIONS.

               (a) Prior to the Petition Date, Congress had procured the Congress Letters of Credit. Subject to and upon the terms and conditions contained herein, at the request of any Borrower, Fleet Capital agrees to procure Letter of Credit Accommodations for the account of Borrowers containing terms and conditions acceptable to Fleet Capital and the issuer thereof. Any payments made by Fleet Capital, with respect to Fleet Letters of Credit, or by Congress, with respect to Congress Letters of Credit, to any issuer thereof and/or related parties in connection with the Letter of Credit Accommodations shall constitute additional Revolving Loans to Borrowers pursuant to this
SECTION 2.

               (b) In addition to any charges, fees or expenses charged by any issuer in connection with the Letter of Credit Accommodations, Borrowers shall jointly and severally pay to Fleet Capital, with respect to Fleet Letters of Credit, or to Congress, with respect to the Congress Letters of Credit, in each case whether procured prior to or after the Petition Date, the following letter of credit fees:

                     (i) for each standby or direct-pay Letter of Credit, a fee equal to the Applicable Margin for Revolving Loans constituting LIBOR Rate Loans on such date multiplied by the aggregate face amount of such Letter of Credit, which fee shall be due and payable on the first Business Day of each month, and all of which fees and charges shall be deemed fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit, and shall not be subject to rebate or proration upon the termination of the DIP Facility for any reason; and

                     (ii) for each documentary Letter of Credit, a fee equal to 1.75% per annum of the face amount of each such Letter of Credit, payable upon the issuance of such Letter of Credit, which fees and charges shall be fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit, shall be due and payable on the first Business Day of each month, and shall not be subject to rebate or proration upon the termination of the DIP Facility for any reason; and

                     (iii) for each Letter of Credit, a fronting fee of 1.25% of the face amount of each Letter of Credit, payable to the issuing bank of such Letter of Credit;

except that, Borrowers shall jointly and severally pay to Fleet Capital or to Congress, as appropriate, such letter of credit fees, at Fleet Capital's or Congress' option, without notice, at a rate equal to two percent (2%) per annum in excess of the rates set forth above for: (A) the period from and after the date of termination of the DIP Facility until Agents and Lenders have received full and final payment of all Obligations (notwithstanding entry of a judgment against Borrowers) and (B) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Agents. Such Letter of Credit fees shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrowers to pay such fees shall survive the termination of the DIP Facility.

               (c) No Letter of Credit Accommodations shall be available unless on the date of the proposed issuance of any Letter of Credit Accommodations, the Revolving Loans available to Borrowers (subject to the Maximum Revolving Credit and any Availability Reserve) are equal to or greater than: (i) if the proposed Letter of Credit Accommodation is for the purpose of purchasing Eligible Inventory, the sum of (A) the percentage equal to one hundred (100%) percent of the amount of the proposed Letter of Credit, minus the then-applicable percentage set forth in
SECTION 2.1(A)(II)(A) above of the Value of such Eligible Inventory, plus (B) freight, Taxes, duty and other amounts that Agents estimate must be paid in connection with such Inventory upon arrival and for delivery to one of Borrowers' locations for Eligible Inventory within the United States of America and (ii) if the proposed Letter of Credit Accommodation is for any other purpose, an amount equal to one hundred (100%) percent of the face amount thereof and all other commitments and obligations made or incurred by Lenders with respect thereto. Effective on the issuance of each Letter of Credit Accommodation, an Availability Reserve shall be established in the applicable amount set forth in SECTION 2.2(C)(I) or SECTION 2.2(C)(II).

               (d) Except in Lenders' discretion, the amount of all outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by any Lender in connection therewith shall not at any time exceed $16,000,000. Any payment made by Fleet Capital, with respect to Fleet Letters of Credit, or by Congress, with respect to the Congress Letters of Credit, in connection with any Letter of Credit Accommodation shall be repaid by Borrowers on Fleet Capital's or Congress' demand. At any time an Event of Default exists or has occurred and is continuing, upon Collateral Agent's, Fleet Capital's , with respect to Fleet Letters of Credit, or Congress', with respect to the Congress Letters of Credit, request, Borrowers shall either furnish cash collateral to secure the reimbursement obligations to the issuer in connection with any Letter of Credit Accommodations or furnish cash collateral to Collateral Agent for the Letter of Credit Accommodations, and in either case, the Revolving Loans otherwise available to Borrowers shall not be reduced as provided in SECTION 2.2(C) to the extent of such cash collateral.

               (e) Immediately upon the creation of any Letter of Credit Accommodation, each Lender (other than Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit) shall be deemed to have irrevocably and unconditionally purchased and received from Fleet Capital, with respect to Fleet Letters of Credit, or Congress, with respect to Congress Letters of Credit, without recourse or warranty, an undivided interest and participation equal to the Pro Rata share of such Lender (a "Participating Lender") in all Letter of Credit Accommodations and any security therefor or guaranty pertaining thereto, but in no event greater than an amount which, when added to such Lender's Pro Rata share of all Revolving Loans and Letter of Credit Accommodations then outstanding, exceeds such Lender's Revolving Commitment. If Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit, makes any payment with respect to a Letter of Credit Accommodation, and Borrowers do not repay or cause to be repay the amount of such payment ON DEMAND, Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit, shall promptly notify Collateral Agent, which shall promptly notify each Participating Lender, of such payment and each Participating Lender shall promptly (and in any event within one (1) Business Day after its receipt of notice from Collateral Agent) and unconditionally pay to Collateral Agent, for the account of Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit, in immediately available funds, the amount of such Participating Lender's Pro Rata share of such payment, and Collateral Agent shall promptly pay such amounts to Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit. If a Participating Lender does not make its Pro Rata share of the amount of such payment available to Collateral Agent on a timely basis as herein provided, such Lender agrees to pay to Collateral Agent for the account of Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit, forthwith ON DEMAND, such amount together with interest thereon at the Federal Funds Rate until paid. The failure of any Participating Lender to make available to Collateral Agent for the account of Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit, such Participating Lender's Pro Rata share of the Letter of Credit Accommodations shall not relieve any other Participating Lender of its obligation hereunder to make available to Collateral Agent its Pro Rata share of the Letter of Credit Accommodations, but no Participating Lender shall be responsible for the failure of any other Participating Lender to make available to Collateral Agent its Pro Rata share of the Letter of Credit Accommodations on the date such payment is to be made. Whenever Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit, receives a payment on account of the Letter of Credit Accommodations, including any interest thereon, as to which Collateral Agent has previously received payments from any Lender for the account of Fleet Capital, with respect to Fleet Letters of Credit, or Congress, with respect to Congress Letters of Credit, Fleet Capital, with respect to Fleet Letters of Credit, or Congress, with respect to Congress Letters of Credit, shall promptly pay to each Participating Lender, which has funded its participating interest therein, in immediately available funds, an amount equal to such Participating Lender's Pro Rata share thereof. The obligation of each Participating Lender to make payments to Collateral Agent for the account of Fleet Capital, with respect to Fleet Letters of Credit, or Congress, with respect to Congress Letters of Credit, in connection with Fleet Capital's, with respect to Fleet Letters of Credit, or Congress', with respect to Congress Letters of Credit, payment under or with respect to a Letter of Credit Accommodation shall be absolute, unconditional and irrevocable, not subject to any counterclaim, setoff, qualification or exception whatsoever (other than for Fleet Capital's or Congress' gross negligence or wilful misconduct), and shall be made in accordance with the terms and conditions of this Agreement under all circumstances and irrespective of whether or not Borrowers may assert or have any claim for any lack of validity or unenforceability of this Agreement, the existence of any Default or Event of Default, or the existence of any setoff or defense any Obligor may have with respect to any of the Obligations.

               (f) Borrowers shall jointly and severally indemnify, defend and hold Agents and Lenders harmless from and against any and all losses, claims, damages, liabilities, costs and expenses that Agents or Lenders may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of Credit Accommodation. Borrowers assume all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrowers' agent. Borrowers assume all risks for, and agree to pay, all Taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. Borrowers hereby release and hold Agents and Lenders harmless from and against any acts, waivers, errors, delays or omissions, whether caused by Borrowers, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation. The provisions of this SECTION 2.2(F) shall survive the payment of Obligations and the termination of the DIP Facility.

               (g) Nothing contained herein shall be deemed or construed to grant Borrowers any right or authority to pledge the credit of either Agent or any Lender in any manner. Fleet Capital shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Fleet Capital unless Fleet Capital has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Congress shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Congress unless Congress has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Borrowers shall be bound by any interpretation made in good faith by Fleet Capital, with respect to Fleet Letters of Credit, or Congress, with respect to Congress Letters of Credit, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Borrowers. Fleet Capital, with respect to Fleet Letters of Credit, and Congress, with respect to Congress Letters of Credit, shall have the sole and exclusive right and authority to, and Borrowers shall not: (i) at any time an Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders, and (ii) at all times, (A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral. Fleet Capital may take such actions either in its own name or in Borrowers' names.

               (h) Any rights, remedies, duties or obligations granted or undertaken by Borrowers to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by Borrowers to Fleet Capital with respect to any Fleet Letters of Credit Credit and undertaken by Borrowers to Congress with respect to the Congress Letters of Credit. Any duties or obligations undertaken by Fleet Capital with respect to any Fleet Letters of Credit or undertaken by Congress with respect to the Congress Letters of Credit to any issuer or correspondent in any application for any Letter of Credit Accommodation, shall be deemed to have been undertaken by Borrowers to Fleet Capital with respect to Fleet Letters of Credit and undertaken by Borrowers to Congress with respect to the Congress Letters of Credit and to apply in all respects to Borrowers.

               (i) Neither Fleet Capital, Congress nor any of their respective officers, directors, employees, or agents shall be liable to any Participating Lender for any action taken or omitted to be taken under or in connection with any Letter of Credit Accommodations except as a result of actual gross negligence or wilful misconduct on the part of Fleet Capital or Congress. Neither Fleet Capital nor Congress assumes any responsibility for any failure or delay in performance or breach by any Borrower or any other Person of any of its obligations under any document or agreement evidencing or relating to any of the Letter of Credit Accommodations. Neither Fleet Capital nor Congress makes to Participating Lenders any express or implied warranty, representation or guaranty with respect to the Collateral, or any instruments or agreements evidencing any of the Letter of Credit Accommodations or any Obligor. Neither Fleet Capital nor Congress shall be responsible to any Participating Lender for any recitals, statements, information, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of any document or agreement evidencing or relating to any of the Letter of Credit Accommodations; the validity, genuineness, enforceability, collectibility, value or sufficiency of any of the Collateral or the perfection of Lien therein; or the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor. In connection with their administration of and enforcement of rights or remedies under any of the documents or agreements evidencing or relating to any of the Letter of Credit Accommodations, Fleet Capital and Congress shall be entitled at, and shall be fully protected in acting upon any certification, notice or other communication in whatever form believed by Fleet Capital or Congress, in good faith, to be genuine and correct and to have been signed or sent or made by a proper Person.

         2.3 TERM LOAN. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make to Borrowers a Post-Petition Term Loan Advance in an amount not to exceed such Lender's Term Loan Commitment. The Post-Petition Term Loan shall be comprised of Post-Petition Term Loan Advances that shall be funded by Lenders on the first Business Day after Agents notify Lenders that the Post-Petition Term Loan Conditions are satisfied and in an aggregate principal amount not to exceed the outstanding principal balance of and accrued interest with respect to the Pre-Petition Term Loan on such date. The proceeds of the Post-Petition Term Loan Advances shall be used by Borrowers solely to pay in full the outstanding principal balance of and accrued interest with respect to the Pre-Petition Term Loan. Each Post-Petition Term Loan Advance shall be evidenced by a Term Note in the principal amount of the Term Loan Commitment of the holder thereof, shall be repaid, together with interest and other amounts, in accordance with this Agreement, the Term Notes and the other DIP Financing Documents and shall be secured by all of the Collateral. The Post-Petition Term Loan shall be repaid in monthly installments of $425,000 each, with the first installment due on the first day of the month immediately following the funding of the Post-Petition Term Loan Advances, and continuing on the first day of each month thereafter, with a final payment due upon the Commitment Termination Date. The Term Loan Commitment of each Lender shall expire on the funding by such Lender of its Post-Petition Term Loan Advance. Borrowers shall not be entitled to reborrow any amounts repaid with respect to the Post-Petition Term Loan Advances. All of the Post-Petition Term Loan Advances shall initially be Base Rate Loans. Each Lender shall make its Post-Petition Term Loan Advance available to Collateral Agent in immediately available funds, to such account of Collateral Agent as Collateral Agent may designate, not later than 12:00 noon on the first Business Day after Agents notify Lenders that the Post-Petition Term Loan Conditions are satisfied.

         2.4 AVAILABILITY RESERVE. All Revolving Loans otherwise available to Borrowers pursuant to the lending formulas and subject to the Maximum Revolving Credit and other applicable limits hereunder shall be subject to Agents' continuing right to establish and revise the Availability Reserve.

         2.5 BORROWERS' REPRESENTATIVE. Each Borrower hereby irrevocably appoints Dyersburg, and Dyersburg agrees to act under this Agreement, as the agent and representative of itself and each other Borrower for all purposes under this Agreement, including requesting Borrowings, selecting whether any Revolving Loan or portion thereof is to bear interest as a Base Rate Loan or a LIBOR Rate Loan, and receiving account statements and other notices and communications to Borrowers (or any of them) from Agents. Agents may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Conversion/Continuation, disbursement instructions, reports, information or any other notice or communication made or given by

Dyersburg, whether in its own name, on behalf of any Borrower or on behalf of "the Borrowers," and neither Agents nor Lenders shall have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on such Borrower of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of Borrowers' liability for any of the Loans or other Obligations be affected, provided that the provisions of this SECTION 2.5 shall not be construed so as to preclude any Borrower from directly requesting Borrowings or taking other actions permitted to be taken by "a Borrower" hereunder. Lenders intend to maintain a single Loan Account in the name of "Dyersburg Corporation" hereunder, and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of such Borrower's liability for the Revolving Loans.

SECTION 3.      INTEREST AND FEES

         3.1    INTEREST.

               (a) Except as otherwise provided in SECTION 3.1(G) hereof, Borrowers shall jointly and severally pay to Lenders interest on the outstanding principal amount of the non-contingent Obligations at the Interest Rate.

               (b) Interest shall be payable by Borrowers to Collateral Agent (for the benefit of Lenders) monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on non-contingent Obligations (other than LIBOR Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Base Rate effective on the first day of the month after any change in such Base Rate is announced based on the Base Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrowers to Lenders exceed the Maximum Rate. On the date hereof, the Base Rate is nine and one-half percent (9.50%); therefore, the rate of interest in effect hereunder on the date hereof for Revolving Loans consisting of Base Rate Loans outstanding on the date of this Agreement, expressed in simple interest terms, is ten and one-half percent (10.50%) per annum.

               (c) Borrowers may on any Business Day, subject to the giving of a proper Notice of Conversion/Continuation as hereinafter described, elect (i) to continue all or any part of a LIBOR Rate Loan by selecting a new Interest Period therefor, to commence on the last day of the immediately preceding Interest Period, or (ii) to convert all or any part of a Loan of one Type into a Loan of another Type; provided, however, that no outstanding Loans may be converted into or continued as LIBOR Rate Loans when any Default or Event of Default exists. Any conversion of a LIBOR Rate Loan into a Base Rate Loan shall be made on the last day of the Interest Period for such LIBOR Rate Loan. Any conversion or continuation made with respect to less than the entire outstanding balance of the Revolving Loans or the Term Loan must be allocated among Lenders on a Pro Rata basis, and the Interest Period for Loans converted into or continued as LIBOR Rate Loans shall be coterminous for each Lender.

               (d) Whenever Borrowers desire to convert or continue Loans under
SECTION 3.1(C), Borrowers shall give Collateral Agent written notice (or telephonic notice promptly confirmed in writing) substantially in the form of EXHIBIT D, signed by an authorized officer of Borrowers or Borrowing Agent at least two (2) Business Days before the requested conversion date, in the case of a conversion into Base Rate Loans, and at least two (2) Business Days before the requested conversion or continuation date, in the case of a conversion into or continuation of LIBOR Rate Loans. Promptly after receipt of a Notice of Conversion/Continuation, Collateral Agent shall notify each Lender in writing of the proposed conversion or continuation. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Loans to be converted or continued, the date of such conversion or continuation (which shall be a Business Day) and whether the Loans are being converted into or continued as LIBOR Rate Loans (and, if so, the duration of the Interest Period to be applicable thereto) or Base Rate Loans. If, upon the expiration of any Interest Period in respect of any LIBOR Rate Loans, Borrowers shall have failed to deliver the Notice of Conversion/Continuation, Borrowers shall be deemed to have elected to convert such LIBOR Rate Loans to Base Rate Loans.

               (e) In connection with the making or continuation of, or conversion into, each Borrowing of LIBOR Rate Loans, Borrowers shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Rate Loan, which interest period shall commence on the date such LIBOR Rate Loan is made and shall end on a numerically corresponding day in the first, second or third month thereafter; provided, however, that:

                          (i) the initial Interest Period for a LIBOR Rate Loan shall commence on the date of such Borrowing (including the date of any conversion from a Loan of another Type) and each Interest Period occurring thereafter in respect of such Loan shall commence on the date on which the next preceding Interest Period expires;

                          (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that, if any Interest Period in respect of LIBOR Rate Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                          (iii) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall expire on the last Business Day of such calendar month;

                          (iv) no Interest Period with respect to any portion of principal of a Loan shall extend beyond a date on which Borrowers are required to make a scheduled payment of such portion of principal;

                          (v) no Interest Period shall extend beyond the last day of the DIP Term; and

                          (vi) there shall be no more than six (6) Interest Periods in effect at any one time.

               (f) If Collateral Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBOR Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or any Lender's or Reference Bank's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBOR Rate, then, and in any such event, Collateral Agent shall forthwith give notice (by telephone confirmed in writing) to Borrowers of such determination. Until Collateral Agent notifies Borrowers that the circumstances giving rise to the suspension described herein no longer exist, the obligation of Lenders to make LIBOR Rate Loans shall be suspended, and such affected Loans then outstanding shall, at the end of the then applicable Interest Period or at such earlier time as may be required by Applicable Law, bear the same interest as Base Rate Loans.

               (g) Interest shall accrue at the Default Rate (i) with respect to the principal amount of any portion of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) that is not paid on the due date thereof (whether due at stated maturity, ON DEMAND, upon acceleration or otherwise) until paid in full; (ii) with respect to the principal amount of all of the Obligations (and, to the extent permitted by Applicable Law, all past due interest) upon the earlier to occur of (x) Borrowers' receipt of notice from Collateral Agent of the Required Lenders' election to charge the Default Rate based upon the existence of any Event of Default (which notice Collateral Agent shall send only with the consent or at the direction of the Required Lenders), whether or not acceleration or demand for payment of the Obligations has been made, or (y) the commencement by or against any Borrower of an insolvency proceeding; and (iii) with respect to the principal amount of any Out-of-Formula Loans, whether or not demand for payment thereof has been made by Collateral Agent. To the fullest extent permitted by Applicable Law, the Default Rate shall apply and accrue on any judgment entered with respect to any of the Obligations. Each Borrower acknowledges that the cost and expense to Agents and each Lender attendant upon the occurrence of an Event of Default are difficult to ascertain or estimate and that the Default Rate is a fair and reasonable estimate to compensate Agents and Lenders for such added cost and expense.

         3.2 CLOSING FEE. Borrowers shall pay to Collateral Agent (for the Pro Rata benefit of Lenders) a closing fee in the amount of $724,500, which shall be fully earned as of and payable on the date hereof. Such closing fee shall not be subject to rebate upon any prepayment of the Obligations, except to the extent required by SECTION 3.9 of this Agreement or Applicable Law. Such closing fee shall compensate Lenders for the costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated in this Agreement, exclusive of any expenses for which Borrowers have agreed to reimburse Lenders pursuant to any other provision of this Agreement or the other DIP Financing Documents (such as attorneys' fees).

         3.3 SYNDICATION FEE. Borrower shall pay to Agents, to be shared by Agents equally, a syndication fee in the amount of $300,000, which shall be fully earned as of and payable on the date hereof. Such syndication fee shall not be subject to rebate upon any pre-payment of the Obligations, except to the extent required by SECTION 3.9 of this Agreement or Applicable Law. Such syndication fee shall compensate Agents for their services in syndicating the DIP Facility in order to make the DIP Facility available to Borrowers in accordance with the terms of this Agreement.

         3.4 COLLATERAL AGENT FEE. Borrowers shall pay to Collateral Agent for its benefit a monthly fee in an amount equal to $4,000 per month for each month (or portion thereof) that this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the first day of each month.

         3.5 ADMINISTRATIVE AGENT FEE. Borrowers shall pay to Administrative Agent for its benefit a monthly fee in an amount equal to $1,500 per month in respect of Administrative Agent's services for each month (or part thereof) this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof and on the first day of each month hereafter.

         3.6 UNUSED LINE FEE. Borrowers shall pay to Collateral Agent (for the Pro Rata benefit of Lenders) each month an unused line fee equal to 0.50% of the amount by which the Revolving Commitments exceed the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month, in arrears.

         3.7 SUCCESS FEE. Borrowers shall pay to Collateral Agent (for the Pro Rata benefit of Lenders), on the effective date of any Reorganization Plan that is confirmed by the Court, a fee in the amount of 1.5% of the Facility Amount; provided, however, that Borrowers shall not be obligated to pay such fee if Agents (or either of them) shall organize a syndicate of lenders (to include any of the Lenders that elect to join such syndicate) that provides financing of Borrowers' working capital requirements on and after the effective date of such Reorganization Plan.

         3.8   CHANGES IN LAWS AND INCREASED COSTS OF REVOLVING LOANS.

               (a) Notwithstanding anything to the contrary contained herein, all LIBOR Rate Loans shall, upon notice by Collateral Agent to Borrowers, convert to Base Rate Loans in the event that (i) any change in Applicable Law or regulation (or the interpretation or administration thereof) shall either (A) make it unlawful for Lenders' Reference Bank or any Participant to make or maintain LIBOR Rate Loans or to comply with the terms hereof in connection with the LIBOR Rate Loans, or (B) shall result in the increase in the costs to Lenders, Reference Bank or any Participant of making or maintaining any LIBOR Rate Loans by an amount deemed by Lenders to be material, or (C) reduce the amounts received or receivable by Lenders in respect thereof, by an amount deemed by any Lender to be material or (ii) the cost to Lender, Reference Bank or any Participant of making or maintaining any LIBOR Rate Loans shall otherwise increase by an amount deemed by Lenders to be material. Borrowers shall pay to Collateral Agent, upon demand by Collateral Agent (or Collateral Agent may, at its option, charge any loan account of Borrowers) any amounts required to compensate Lenders, the Reference Bank or any Participant for any loss (including loss of anticipated profits), cost or expense incurred by such Person as a result of the foregoing within one hundred twenty (120) days prior to Borrowers' receipt of notice from Collateral Agent of such cost or expense, including any such loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Person to make or maintain the LIBOR Rate Loans or any portion thereof. A certificate of Collateral Agent setting forth the basis for the determination of such amount necessary to compensate Lenders as aforesaid shall be delivered to Borrowers and shall be conclusive, absent manifest error.

               (b) If any payments or prepayments in respect of the LIBOR Rate Loans are received by Collateral Agent other than on the last day of the applicable Interest Period (whether pursuant to acceleration, upon maturity or otherwise), including any payments pursuant to the application of collections under SECTION 6.10 or any other payments made with the proceeds of Collateral, Borrowers shall pay to Collateral Agent, for the Pro Rata benefit of Lenders, upon demand by Collateral Agent (or Collateral Agent may, at its option, charge any loan account of Borrowers) any amounts required to compensate Lenders, the Reference Bank or any Participant with Lenders for any additional loss (including loss of anticipated profits), cost or expense incurred by such Person as a result of such prepayment or payment, including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Person to make or maintain such LIBOR Rate Loans or any portion thereof.

         3.9   MAXIMUM INTEREST.

               (a) Notwithstanding anything to the contrary contained in this Agreement or any of the other DIP Financing Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received pursuant to the terms of this Agreement or any of the other DIP Financing Documents and that are deemed interest under Applicable Law exceed the Maximum Rate. No agreements, conditions, provisions or stipulations contained in this Agreement or any of the other DIP Financing Documents, or any Event of Default, or the exercise by Agents or Lenders of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in this Agreement or any of the other DIP Financing Documents, or the prepayment by Borrowers of any of the Obligations, or the occurrence of any event or contingency whatsoever, shall entitle Agents or Lenders to contract for, charge or receive in any event, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (such interest, charges, amounts, premiums and fees referred to herein collectively as "Interest") in excess of the Maximum Rate. In no event shall Borrowers be obligated to pay Interest in amounts which exceed the Maximum Rate. All agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrowers to pay Interest in amounts which exceed the Maximum Rate shall be without binding force or effect, at law or in equity, to the extent of the excess of Interest over such Maximum Rate.

               (b) Furthermore, notwithstanding anything to the contrary contained in this Agreement or any of the other DIP Financing Documents, in no contingency or event whatsoever shall the aggregate of all amounts that are contracted for, charged or received pursuant to the terms of this Agreement or any of the other DIP Financing Documents and that are deemed loan charges under Applicable Law exceed the maximum amounts collectible under Applicable Law. No agreements, conditions, provision or stipulations contained in this Agreement or any of the other DIP Financing Documents, or any Event of Default, or the exercise by Agents or Lenders of the right to accelerate the payment or the maturity of all or any portion of the Obligations, or the exercise of any option whatsoever contained in this Agreement, or any of the other DIP Financing Documents, or the prepayment by Borrowers of any of the Obligations, or the occurrence of any event or contingency whatsoever, shall entitle Agents or Lenders to contract for, charge or receive in any event, any loan charges in excess of the maximum amounts collectible under Applicable Law. In no event shall Borrowers be obligated to pay loan charges in amounts which exceed the maximum amounts collectible under Applicable Law. All agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrowers to pay loan charges in amounts which exceed the maximum amount collectible under Applicable Law shall be without binding force or effect, at law or in equity, to the extent of the excess of such loan charges over the maximum amounts collectible under Applicable Law.

               (c) In the event any Interest is charged or received in excess of the Maximum Rate or any loan charges are collected or received in excess of the maximum amounts collectible under Applicable Law (such excess(es) being referred to herein individually and collectively as "Excess"), Borrowers acknowledge and stipulate that any such charge or receipt shall be the result of an accident and bona fide error, and that any Excess received by Lenders shall be applied, first, to the payment of the then outstanding and unpaid principal hereunder; second, to the payment of the other Obligations then outstanding and unpaid; and third, returned to Borrowers, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any Interest or loan charges that have not otherwise accrued on the date of such acceleration, and neither Agents nor Lenders intend to collect any unearned Interest or loan charges in the event of any such acceleration. Borrowers recognize that, with fluctuations in the rates of interest set forth in SECTION
3.1 of this Agreement, and the Maximum Rate, such an unintentional result could inadvertently occur. All monies paid to Lenders hereunder or under any of the other DIP Financing Documents, whether at maturity or by prepayment, shall be subject to any rebate of unearned Interest or loan charges as and to the extent required by Applicable Law.

               (d) By the execution of this Agreement, Borrowers agree that (i) the credit or return of any Excess shall constitute the acceptance by Borrowers of such Excess, and (ii) Borrowers shall not seek or pursue any other remedy, legal or equitable, against Agents or Lenders, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate or loan charges in excess of the maximum amount collectible under Applicable Law. For the purpose of determining whether any Excess has been contracted for, charged or received by Agents or Lenders, all Interest and loan charges at any time contracted for, charged or received from Borrowers in connection with this Agreement or any of the other DIP Financing Documents shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the entire term of this Agreement.

               (e) For purposes hereof, Borrowers, Agents and Lenders shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and
(ii) exclude voluntary prepayments and the effects thereof.

               (f) The provisions of this SECTION 3.8 shall be deemed to be incorporated into each of the other DIP Financing Documents (whether or not any provision of this Section is referred to therein). Each of the DIP Financing Documents and communications relating to any Interest or loan charges owed by Borrowers and all figures set forth therein shall, for the sole purpose of computing the extent of the Obligations, be automatically recomputed by Borrowers, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

         3.10 NATURE AND EXTENT OF EACH OBLIGOR'S LIABILITY; GUARANTY OF PAYMENT AND PERFORMANCE.

               (a) Joint and Several Liability. Each Borrower shall be liable for, on a joint and several basis, and hereby guarantees the timely payment by all other Borrowers of, all of the Loans and other Obligations, regardless of which Borrower actually may have received the proceeds of any Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which either or both Agents or any Lender accounts for such Loans or other extensions of credit on its books and records, it being acknowledged and agreed that Loans to any Borrower inure to the mutual benefit of all Borrowers and that Agents and Lenders are relying on the joint and several liability of Borrowers in extending the Loans and other financial accommodations hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest owed on, any of the Loans or other Obligations, such Borrower shall forthwith pay the same, without notice or demand.

               (b) Guaranty. Each Obligor hereby jointly and severally, and unconditionally, guarantees the due and punctual payment and performance by Borrowers of all of the Obligations. Each Obligor unconditionally and irrevocably agrees that, upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest owed on, any of the Revolver Loans, the Term Loan or any other Obligation, such Obligor shall forthwith pay the same, without notice or demand. This is a guaranty of payment and not merely of collection.

               (c) Unconditional Nature of Liability. Each Guarantor's guaranty of payment and performance of the Obligations, and each Borrower's joint and several liability hereunder with respect to, and guaranty of, the Loans and other Obligations shall, to the fullest extent permitted by Applicable Law, be absolute, unconditional and continuing irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations or of any promissory note or other document evidencing all or any part of the Obligations,
(ii) the absence of any attempt to collect any of the Obligations from any other Obligor or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by either or both Agents or any Lender with respect to any provision of any instrument evidencing or securing the payment of any of the Obligations, or any other agreement now or hereafter executed by any other Borrower and delivered to either or both Agents or any Lender, (iv) the failure by Collateral Agent to take any steps to perfect or maintain the perfected status of its security interest in or Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Obligations or Agents' release of any Collateral or of Collateral Agent's Liens upon any Collateral, (v) Agents' or Lenders' election, in any proceeding instituted under the Bankruptcy Code, for the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Obligor, as debtor-in-possession under
Section 364 of the Bankruptcy Code, (vii) the release or compromise, in whole or in part, of the liability of any other Obligor for the payment of any of the Obligations, (ix) any amendment or modification of any of the DIP Financing Documents or waiver of any Default or Event of Default thereunder, (x) any increase in the amount of the Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, or any decrease in the same, (xi) the disallowance of all or any portion of either or both Agents' or any Lender's claims for the repayment of any of the Obligations under Section 502 of the Bankruptcy Code, or (viii) any other circumstance that might constitute a legal or equitable discharge or defense of any Obligor. After the occurrence and during the continuance of any Event of Default, Agents may proceed directly and at once, without notice to any other Obligor, against any or all of Obligors to collect and recover all or any part of the Obligations, without first proceeding against any other Obligor or against any Collateral or other security for the payment or performance of any of the Obligations, and each Obligor waives any provision that might otherwise require Agents or Lenders under Applicable Law to pursue or exhaust their remedies against any Collateral or Obligor before pursuing another Obligor. Each Obligor consents and agrees that neither Agents nor Lenders shall be under no obligation to marshal any assets in favor of any Obligor or against or in payment of any or all of the Obligations.

               (d) No Reduction in Liability for Obligations. No payment or payments made by an Obligor or received or collected by Agents from any Collateral, from an Obligor or from any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Obligor under this Agreement, each of whom shall remain jointly and severally liable for the payment and performance of all Loans and other Obligations until the Obligations are paid in full and this Agreement and the Commitments and the DIP Facility are terminated.

               (e) Contribution. Each Borrower is unconditionally obligated to repay the Obligations as a joint and several obligor under this Agreement. If, as of any date, the aggregate amount of payments made by a Borrower on account of the Obligations and proceeds of such Borrower's Collateral that are applied to the Obligations exceeds the aggregate amount of Loan proceeds actually used by such Borrower in its business (such excess amount being referred to as an "Accommodation Payment"), then each of the other Borrowers (each such Borrower being referred to as a "Contributing Borrower") shall be obligated to make contribution to such Borrower (the "Paying Borrower") in an amount equal to (A) the product derived by multiplying the sum of each Accommodation Payment of each Borrower by the Allocable Percentage of the Borrower from whom contribution is sought less (B) the amount, if any, of the then outstanding Accommodation Payment of such Contributing Borrower (such last mentioned amount that is to be subtracted from the aforesaid product to be increased by any amounts theretofore paid by such Contributing Borrower by way of contribution hereunder, and to be decreased by any amounts theretofore received by such Contributing Borrower by way of contribution hereunder); provided, however, that a Paying Borrower's recovery of contribution hereunder from the other Borrowers shall be limited to that amount paid by the Paying Borrower in excess of its Allocable Percentage of all Accommodation Payments then outstanding of all Borrowers. As used herein, the term "Allocable Percentage" shall mean, on any date of determination thereof, a fraction the denominator of which shall be equal to the number of Borrowers who are parties to this Agreement on such date and the numerator of which shall be 1; provided, however, that such percentages shall be modified in the event that contribution from a Borrower is not possible by reason of insolvency, bankruptcy or otherwise by reducing such Borrower's Allocable Percentage equitably and by adjusting the Allocable Percentage of the other Borrowers proportionately so that the Allocable Percentages of all Borrowers at all times equals 100%.

               (f) Subordination. Each Obligor hereby subordinates any claims, including any right of payment, subrogation, contribution and indemnity, that it may have from or against any other Obligor, and any successor or assign of any other Obligor, including any trustee, receiver or debtor-in-possession, howsoever arising, due or owing or whether heretofore, now or hereafter existing, to the payment in full of all of the Obligations.

               (g) Reaffirmation. Each Obligor hereby ratifies and reaffirms each of the Pre-Petition Loan Documents and all of such Obligor's liabilities, indebtedness and obligations to Pre-Petition Agents and Pre-Petition Lenders thereunder.

SECTION 4.     CONDITIONS PRECEDENT

         4.1 CONDITIONS PRECEDENT TO INITIAL LOANS AND LETTER OF CREDIT ACCOMMODATIONS. Each of the following is a condition precedent to Lenders making the initial Loans and providing the initial Letter of Credit Accommodations hereunder:

                     (a) All of the DIP Financing Documents shall have been executed in form and substance satisfactory to Agents by each of the signatories thereto and accepted by Agents, and each Obligor shall be in compliance with all of the terms thereof, and all representations and warranties contained therein shall be true and correct in all material respects;

                     (b) The Interim Financing Order shall have been entered, shall be in full force and effect and shall not have been vacated, rescinded, reversed, modified, amended or stayed in any respect (and, if the Interim Financing Order is the subject of a pending appeal in any respect, neither the making of an extension of credit nor the performance of any obligation of any party hereunder or under any of the other DIP Financing Documents shall be the subject of a presently effective stay pending appeal);

                     (c) All fees and expenses required to be paid by Borrowers hereunder on the Closing Date shall have been paid in full;

                     (d) Agents shall have received satisfactory proof of insurance by Obligors, in accordance with the terms of this Agreement, together with loss payable endorsements in form and substance satisfactory to Agents, naming Collateral Agent as loss payee with respect to each policy and certified copies of each Obligor's liability insurance policies, together with endorsements naming Collateral Agent as an additional insured;

                     (e) Agents shall have received a Borrowing Base Certificate setting forth the Revolving Loans available to Borrowers as of the date hereof as completed in a manner satisfactory to Agents and duly authorized, executed and delivered on behalf of Borrowers;

                     (f) all of the "first day orders" presented to the Court at or about the time of the commencement of the Chapter 11 Cases (including orders with respect to maintenance of Borrowers' cash management system and retention of Professional Persons) shall be satisfactory in form and substance to Agents;

                     (g) Agents shall have received and found satisfactory in all respects the Initial Projections; and

                     (h) Agents and Lenders shall have received, in form and substance satisfactory to Agents and Lenders, such opinion letters of counsel to Borrowers and Guarantors with respect to the matters set forth on EXHIBIT J attached hereto and such other matters as Agents and Lenders may request;.

         4.2 CONDITIONS PRECEDENT TO ALL LOANS AND LETTER OF CREDIT ACCOMMODATIONS. Each of the following is an additional condition precedent to Lenders making Loans and/or providing Letter of Credit Accommodations to Borrowers, including the initial Loans and Letter of Credit Accommodations and any future Loans and Letter of Credit Accommodations:

                     (a) all representations and warranties contained herein and in the other DIP Financing Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto, except to the extent that such representations or warranties relate solely to an earlier date and except to the extent of changes in facts and circumstances that are expressly permitted by Agents and Lenders hereunder;

                     (b) no Default or Event of Default shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto;

                     (c) no event shall have occurred after the Petition Date and no condition shall exist that could reasonably be expected to have a Material Adverse Effect; and

                     (d) if the Loan or procurement of Letter of Credit Accommodations is to occur after October 31, 2000, the Final Financing Order shall have been entered, shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of Agents and the Required Lenders.

SECTION 5.   SECURITY INTEREST

         5.1 GRANT OF SECURITY INTEREST. To secure payment and performance of all Obligations, each Obligor hereby grants to Collateral Agent, for the benefit of Agents and for the Pro Rata benefit of Lenders, a continuing security interest in, a Lien upon, and a right of set off against, and hereby assigns to Collateral Agent, for the benefit of Agents and for the Pro Rata benefit of Lenders, as security, the following Property and interests in Property of such Obligor (irrespective of whether the same existed on or was created or acquired after the Petition Date) and wherever located (collectively, the "Collateral"):

                     (a) all Accounts;

                     (b) all present and future contract rights, General Intangibles (including tax and duty refunds), registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures, chattel paper, documents, instruments, securities, Investment Property, letters of credit, bankers' acceptances and guaranties;

                     (c) all present and future monies, securities, credit balances, deposits, deposit accounts and other Property of such Obligor now or hereafter held or received by or in transit to either or both Agents, any Lender or any of their Affiliates or at any other depository or other institution from or for the account of any Obligor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future Liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit, and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including returned, repossessed and reclaimed goods, and
         (iv) deposits by and property of account debtors or other Persons securing the obligations of account debtors;

                     (d) all Inventory;

                     (e) all Equipment;

                     (f) all Deposit Accounts;

                     (g) all Investment Property;

                     (h) all Real Property;

                     (i) all Records; and

                     (j) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

         5.2 EXCLUSION FOR CERTAIN CONTRACTS AND LEASES. Notwithstanding anything to the contrary set forth in SECTION 5.1 above, the types or items of Collateral described in such Section shall not include any rights or interests in any contract, lease, permit, license, charter or license agreement covering real or personal property, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or Applicable Law with respect thereto, the valid grant of a security interest or Lien therein to Collateral Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under Applicable Law such prohibition cannot be waived; provided that the foregoing exclusion shall in no way be construed (a) to apply if any such prohibition is unenforceable under Section 9-318 of the UCC or other Applicable Law or (b) so as to limit, impair or otherwise affect Collateral Agent's unconditional continuing security interests in and Liens upon any rights or interests of an Obligor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Accounts).

         5.3 FOREIGN SUBSIDIARY STOCK. Notwithstanding anything to the contrary set forth in SECTION 5.1 above, the types or items of Collateral described in such Section shall include only sixty-six percent (66%) of the stock of any Foreign Subsidiary.

         5.4 LIENS UNDER FINANCING ORDERS. The Liens and security interests granted to Collateral Agent pursuant to the provisions of this SECTION 5 and pursuant to any of the other DIP Financing Documents shall be in addition to all Liens conferred upon Collateral Agent, for itself and for the Pro Rata benefit of Lenders, pursuant to the terms of the Financing Orders.

         5.5 PLEDGED COLLATERAL. To the extent any Agent or Lender is in possession of Collateral that was originally pledged as collateral security for the Pre-Petition Debt, such Agent or Lender shall continue to hold such Collateral as collateral security for both for the Pre-Petition Debt and the Obligations.

         5.6 LIEN PRIORITY. The Liens and security interests granted to Collateral Agent pursuant to the provisions of this SECTION 5 and pursuant to any of the DIP Financing Documents shall be first priority Liens and security interests in the Collateral subject only to the Liens indicated on Schedule 8.4 hereto and to the other Liens permitted under SECTION 9.8 hereof.

SECTION 6.    LOAN ADMINISTRATION

         6.1. MANNER OF BORROWING AND FUNDING REVOLVING LOANS. Borrowings under this Agreement established pursuant to SECTION 2.1 hereof shall be made and funded as follows:

               (a) Notice of Borrowing.

                          (i) Whenever Borrowers desire to make a Borrowing under SECTION 2.1 of this Agreement (other than a Borrowing resulting from a conversion or continuation pursuant to SECTION 3.1(D)), Borrowers shall give Collateral Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing request (a "Notice of Borrowing"), which shall be in the form of EXHIBIT E annexed hereto and signed by an authorized officer of Borrowers. Such Notice of Borrowing shall be given by Borrowers no later than 11:00 a.m. at the office of Collateral Agent designated by Collateral Agent from time to time (a) on the Business Day of the requested funding date of such Borrowing, in the case of Base Rate Loans, and (b) at least two (2) Business Days prior to the requested funding date of such Borrowing, in the case of LIBOR Rate Loans. Notices received after 11:00 a.m. shall be deemed received on the next Business Day. The Revolving Loans made by each Lender on the Closing Date shall be in excess of $250,000 and shall be made as Base Rate Loans and thereafter may be made or continued as or converted into Base Rate Loans or LIBOR Rate Loans. Each Notice of Borrowing (or telephonic notice thereof) shall be irrevocable and shall specify (a) the principal amount of the Borrowing, (b) the date of Borrowing (which shall be a Business Day), (c) whether the Borrowing is to consist of Base Rate Loans or LIBOR Rate Loans, (d) in the case of LIBOR Rate Loans, the duration of the Interest Period to be applicable thereto, and (e) the account of Borrowers to which the proceeds of such Borrowing are to be disbursed. Borrowers may not request any LIBOR Rate Loans if a Default or Event of Default exists.

                          (ii) Unless payment is otherwise timely made by Borrowers, the becoming due of any amount required to be paid under this Agreement or any of the other DIP Financing Documents with respect to the Obligations (whether as principal, accrued interest, fees or other charges, including the repayment of any Letter of Credit Accommodations) shall be deemed irrevocably to be a request (without any requirement for the submission of a Notice of Borrowing) for Revolving Loans on the due date of, and in an aggregate amount required to pay, such Obligations, and the proceeds of such Revolving Loans may be disbursed by way of direct payment of the relevant Obligation and shall bear interest as Base Rate Loans. Neither Agents nor any Lender shall have any obligation to Borrowers to honor any deemed request for a Revolving Loan after the Commitment Termination Date or when an Out-of-Formula Condition exists or would result therefrom, but may do so in their discretion and without regard to the existence of, and without being deemed to have waived, any Default or Event of Default and regardless of whether such Revolving Loan is funded after the Commitment Termination Date.

                          (iii) As an accommodation to Borrowers, Agents and Lenders may permit telephonic requests for Borrowings and electronic transmittal of instructions, authorizations, agreements or reports to Agents by Borrowers; provided, however, that Borrowers shall confirm each such telephonic request for a Borrowing of LIBOR Rate Loans by delivery of the required Notice of Borrowing to Collateral Agent by facsimile transmission promptly, but in no event later than 5:00 p.m. on the same day. Unless Borrowers specifically direct Agents and Lenders in writing not to accept or act upon telephonic or electronic communications from Borrowers, neither Agents nor any Lender shall have any liability to Borrowers for any loss or damage suffered by Borrowers as a result of the Collateral Agent's or any Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agents or Lenders by Borrowers and neither Agents nor any Lender shall have any duty to verify the origin of any such communication or the identity or authority of the Person sending it.

               (b) Funds by Lenders. Subject to its receipt of notice from Collateral Agent of a Notice of Borrowing as provided in SECTION 6.1(D) (except in the case of a deemed request by Borrowers for a Revolving Loan as provided in SECTIONS 6.1(A)(II) or 6.1(A)(III) hereof, in which event no Notice of Borrowing need be submitted), each Lender shall timely honor its Revolving Commitment by funding its Pro Rata share of each Borrowing of Revolving Loans that is properly requested by Borrowers and that Borrowers is entitled to receive under the Loan Agreement. Collateral Agent shall notify Lenders of each Notice of Borrowing by 12:00 noon on the proposed funding date (in the case of Base Rate Loans) or by 3:00 p.m. at least two (2) Business Days before the proposed funding date (in the case of LIBOR Rate Loans). Each Lender shall deposit with Collateral Agent an amount equal to its Pro Rata share of the Borrowing requested by Borrowers at Collateral Agent's designated bank in immediately available funds not later than 1:00 p.m. on the date of funding of such Borrowing, unless Collateral Agent's notice to Lenders is received after 12:00 noon on the proposed funding date of a Base Rate Loan, in which event Lenders shall deposit with Collateral Agent their respective Pro Rata shares of the requested Borrowing on or before 11:00 a.m. of the next Business Day. Subject to its receipt of such amounts from Lenders, Collateral Agent shall make the proceeds of the Revolving Loans received by it available to Borrowers by disbursing such proceeds in accordance with Borrowers' disbursement instructions set forth in the applicable Notice of Borrowing. Unless Collateral Agent shall have been notified in writing by a Lender prior to the proposed time of funding that such Lender does not intend to deposit with Collateral Agent an amount equal such Lender's Pro Rata share of the requested Borrowing, Collateral Agent may assume that such Lender has deposited or promptly will deposit its share with Collateral Agent and Collateral Agent may in its discretion disburse a corresponding amount to Borrowers on the applicable funding date. If a Lender's Pro Rata share of such Borrowing is not in fact deposited with Collateral Agent, then, if Collateral Agent has disbursed to Borrowers an amount corresponding to such share, then such Lender agrees to pay, and in addition Borrowers agree to repay, to Collateral Agent forthwith ON DEMAND such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed by Collateral Agent to or for the benefit of Borrowers until the date such amount is paid or repaid to Collateral Agent,
(a) in the case of Borrowers, at the interest rate applicable to such Borrowing and (b) in the case of such Lender, at the Federal Funds Rate. If such Lender repays to Collateral Agent such corresponding amount, such amount so repaid shall constitute a Revolving Loan, and if both such Lender and Borrowers shall have repaid such corresponding amount, Collateral Agent shall promptly return to Borrowers such corresponding amount in same day funds.

               (c) Settlement and Settlement Loans.

                          (i) In order to facilitate the administration of the Revolving Loans under this Agreement, Lenders agree (which agreement shall not be for the benefit of or enforceable by Borrowers) that settlement among them with respect to the Revolving Loans may take place on a periodic basis on dates determined from time to time by Agents (each a "Settlement Date"), which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in SECTION 4 of this Agreement have been met. On each Settlement Date, payment shall be made by or to each Lender in the manner provided herein and in accordance with the Settlement Report delivered by Collateral Agent to Lenders with respect to such Settlement Date so that, as of each Settlement Date and after giving effect to the transaction to take place on such Settlement Date, each Lender shall hold its Pro Rata share of all Revolving Loans and participations in Letter of Credit Accommodations then outstanding.

                          (ii) Between Settlement Dates, Collateral Agent may request Fleet Capital to advance, and Fleet Capital may, but shall in no event be obligated to, advance to Borrowers out of Fleet Capital's own funds the entire principal amount of any Borrowing of Revolving Loans that are Base Rate Loans requested or deemed requested pursuant to this Agreement (any such Revolving Loan funded exclusively by Fleet Capital being referred to as a "Settlement Loan"). Each Settlement Loan shall constitute a Revolving Loan hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolving Loans, except that all payments thereon shall be payable to Fleet Capital solely for its own account. The obligation of Borrowers to repay such Settlement Loans to Fleet Capital shall be evidenced by the Settlement Note. Collateral Agent shall not request Fleet Capital to make any Settlement Loan if (A) Collateral Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in SECTION 4 hereof will not be satisfied on the requested funding date for the applicable Borrowing or
         (B) the Excess Availability on the funding date would be less than $5,000,000 after giving effect to such funding or would cause the then outstanding principal balance of all Settlement Loans to exceed $7,500,000. Fleet Capital shall not be required to determine whether the applicable conditions precedent set forth in SECTION 4 hereof have been satisfied or the requested Borrowing would exceed the amount of Excess Availability on the funding date applicable thereto prior to making, in its sole discretion, any Settlement Loan. On each Settlement Date, or, if earlier, upon demand by Collateral Agent for payment thereof, the then outstanding Settlement Loans shall be immediately due and payable. As provided in SECTION 3.1.1(II), Borrowers shall be deemed to have requested (without the necessity of submitting any Notice of Borrowing) Revolving Loans to be made on each Settlement Date in the amount of all outstanding Settlement Loans and to have Collateral Agent to cause the proceeds of such Revolving Loans to be applied to the repayment of such Settlement Loans and interest accrued thereon. Collateral Agent shall notify the Lenders of the outstanding balance of Revolving Loans prior to 11:00 a.m. on each Settlement Date and each Lender (other than Fleet Capital) shall deposit with Collateral Agent (without setoff, counterclaim or reduction of any kind) an amount equal to its Pro Rata share of the amount of Revolving Loans deemed requested in immediately available funds not later than 12:00 noon on such Settlement Date, and without regard to whether any of the conditions precedent set forth in SECTION 4 hereof are satisfied or the Commitment Termination Date has occurred. If any Settlement Loan is not repaid on the due date thereof, then on the second Business Day after Fleet Capital's request each Lender (other than Fleet Capital) shall purchase a participating interest in such Settlement Loan in an amount equal to its Pro Rata share of such Settlement Loan by transferring to Fleet Capital, in immediately available funds, the amount of such participation. The proceeds of Settlement Loans may be used solely for purposes for which Revolving Loans generally may be used in accordance with this Agreement. If any amounts received by Fleet Capital in respect of any Settlement Loans are later required to be returned or repaid by Fleet Capital to Borrowers or any other Obligor or their respective representatives or successors-in-interest, whether by court order, settlement or otherwise, the other Lenders shall, upon demand by Fleet Capital with notice to Collateral Agent, pay to Collateral Agent for the account of Fleet Capital, an amount equal to each other Lender's Pro Rata share of all such amounts required to be returned by Fleet Capital.

               (d) Disbursement Authorization. Borrowers hereby irrevocably authorize Collateral Agent to disburse the proceeds of each Revolving Loan requested, or deemed to be requested pursuant to SECTION 6.1(A)(I) or SECTION 6.1(A)(II), as follows: (i) the proceeds of each Revolving Loan requested under
SECTION 6.1(A)(I) shall be disbursed by Collateral Agent in accordance with the terms of the written disbursement letter from Borrowers in the case of the initial Borrowing, and, in the case of each subsequent Borrowing, by wire transfer to such bank account as may be agreed upon by Borrowers and Collateral Agent from time to time or elsewhere if pursuant to a written direction from Borrowers; and (ii) the proceeds of each Revolving Loan requested under

SECTION 6.1(A)(II) shall be disbursed by Collateral Agent by way of direct payment of the relevant interest or other Obligation.

         6.2. DEFAULTING LENDERS. If any Lender shall, at any time, fail to make any payment to either Collateral Agent, Congress or Fleet Capital that is required hereunder, Collateral Agent may, but shall not be required to, retain payments that would otherwise be made to such defaulting Lender hereunder and apply such payments to such defaulting Lender's defaulted obligations hereunder, at such time, and in such order, as Collateral Agent may elect in its sole discretion. With respect to the payment of any funds from Collateral Agent to a Lender or from a Lender to Collateral Agent, the party failing to make the full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Rate. The failure of any Lender to fund its portion of any Revolving Loan shall not relieve any other Lender of its obligation, if any, to fund its portion of the Revolving Loan on the date of Borrowing, but no Lender shall be responsible for the failure of any other Lender to make any Revolving Loan to be made by such Lender on the date of any Borrowing. Solely as among the Lenders and solely for purposes of voting or consenting to matters with respect to any of the DIP Financing Documents, Collateral or any Obligations and determining a defaulting Lender's Pro Rata share of payments and proceeds of Collateral pending such defaulting Lender's cure of its defaults hereunder, a defaulting Lender shall not be deemed to be a "Lender" and such Lender's Revolving Commitment shall be deemed to be zero (0). The provisions of this SECTION 6.2 shall be solely for the benefit of Agents and Lenders and may not be enforced by Borrowers.

         6.3.  SPECIAL PROVISIONS GOVERNING LIBOR RATE LOANS.

               (a) Number of LIBOR Rate Loans. In no event may the number of LIBOR Rate Loans outstanding at any time to any Lender exceed 6.

               (b) Minimum Amounts. Each election of LIBOR Rate Loans pursuant to SECTION 6.1(A), and each continuation of or conversion to LIBOR Rate Loans pursuant to SECTION 3.1 hereof, shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.

               (c) LIBOR Lending Office. Each Lender's initial LIBOR Lending Office is set forth opposite its name on the signature pages hereof. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Rate Loans to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of Borrowers for increased costs or expenses resulting solely from such designation or transfer (except any such transfer that is made by a Lender pursuant to SECTION 3.7 hereof, or otherwise for the purpose of complying with Applicable
Law). Increased costs for expenses resulting from a change in Applicable Law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

         6.4.  LOAN ACCOUNTS; THE REGISTER; ACCOUNT STATED.

               (a) Each Lender shall maintain in accordance with its usual and customary practices an account or accounts (a "Loan Account") evidencing the Debt of Borrowers to such Lender resulting from each Loan owing to such Lender from time to time, including the amount of principal and interest payable to such Lender from time to time hereunder and under each Note payable to such Lender.

               (b) Collateral Agent shall maintain a register (the "Register") which shall include a master account and a subsidiary account for each Lender and in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of each Loan comprising such Borrowing and any Interest Period applicable thereto, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from Borrowers to each Lender hereunder or under the Notes, and (iv) the amount of any sum received by Collateral Agent from Borrowers or any other Obligor and each Lender's share thereof. The Register shall be available for inspection by Borrowers or any Lender at the offices of Collateral Agent at any reasonable time and from time to time upon reasonable prior notice. Any failure of Collateral Agent to record in the Register or any error in doing so shall not limit or otherwise affect the obligation of Borrowers hereunder (or under any Note) to pay any amount owing with respect to the Loans or provide the basis for any claim against Collateral Agent.

               (c) The entries made in the Register and each Loan Account shall constitute rebuttable presumptive evidence of the information contained therein; provided, however, that if a copy of information contained in the Register or any Loan Account is provided to any Person, or any Person inspects the Register or any Loan Account, at any time or from time to time, then the information contained in the Register or the Loan Account, as applicable shall be conclusive and binding on such Person for all purposes absent manifest error, unless such Person notifies Collateral Agent in writing within thirty (30) days after such Person's receipt of such copy or such Person's inspection of the Register or Revolving Loan Account of its intention to dispute the information contained therein.

         6.5   COLLECTION OF ACCOUNTS.

               (a) Borrowers have established, and shall continue to establish and maintain, at their expense, such blocked accounts or lockbox and related blocked accounts (in either case, "Blocked Accounts"), as Collateral Agent may specify, with such banks as are acceptable to Agents, into which Borrowers shall promptly deposit and direct its account debtors to directly remit all payments on Accounts and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. The banks at which the Blocked Accounts are established have entered into, or shall enter into agreements, in form and substance satisfactory to Collateral Agent, providing that all items received or deposited in the Blocked Accounts are the Property of Collateral Agent, that the depository bank has no Lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Collateral Agent as Collateral Agent may from time to time designate for such purpose ("Payment Account"). Borrowers agree that all payments made to such Blocked Accounts or other funds received and collected by Collateral Agent, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise shall be the Property of Collateral Agent held for the benefit of Agents and Lenders.

               (b) For purposes of calculating the amount of the Loans available to Borrowers, such payments will be applied (conditional upon final collection) to the Obligations on the Business Day of receipt by Collateral Agent of immediately available funds in the Payment Account provided such payments and notice thereof are received in accordance with Collateral Agent's usual and customary practices as in effect from time to time and within sufficient time to credit Borrowers' loan account on such day, and if not, then on the next Business Day. For the purposes of calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations one (1) Business Day following the date of receipt of immediately available funds by Collateral Agent in the Payment Account provided such payments or other funds and notice thereof are received in accordance with Collateral Agent's usual and customary practices as in effect from time to time and within sufficient time to credit Borrowers' Revolving Loan Account on such day, and if not, then on the next Business Day.

               (c) Borrowers and all of their Affiliates, Subsidiaries, shareholders, directors, employees or agents shall, acting as trustee for Collateral Agent, receive, as the Property of Agents and Lenders, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked Accounts, or remit the same or cause the same to be remitted, in kind, to Collateral Agent. In no event shall the same be commingled with Borrowers' own funds. Borrowers agree to reimburse Collateral Agent ON DEMAND for any amounts owed or paid to any bank at which a Blocked Account is established or any other bank or Person involved in the transfer of funds to or from the Blocked Accounts arising out of Collateral Agent's payments to or indemnification of such bank or person. The obligation of Borrowers to reimburse Collateral Agent for such amounts pursuant to this SECTION 6.5 shall survive the termination of the DIP Facility.

         6.6 PAYMENTS. All Obligations shall be payable to the Payment Account as provided in SECTION 6.5 or such other place as Collateral Agent may designate from time to time. Except as otherwise expressly provided in SECTIONS 6.7 and
6.10 of this Agreement, Collateral Agent may apply payments received or collected from Borrowers or for the account of Borrowers (including the monetary proceeds of collections or of realization upon any Collateral) to such of the Obligations, whether or not then due, in such order and manner as Collateral Agent determines. At Collateral Agent's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other DIP Financing Documents may be charged directly to the loan account(s) of Borrowers. As an administrative convenience to Borrowers and to ensure the timely payment of interest owing by Borrowers each month hereunder or under any of the other DIP Financing Documents, Borrowers hereby request and authorize Collateral Agent, in its discretion, to make a Revolving Loan the proceeds of which shall be applied to the payment of the interest accrued on the principal amount of the Obligations during the immediately preceding month as and when such interest becomes due and payable by Borrowers to Collateral Agent in accordance with this Agreement and the other DIP Financing Documents. Borrowers shall make all payments to Collateral Agent on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, Taxes, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Collateral Agent is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Collateral Agent. Borrowers shall be liable to pay to Collateral Agent, and does hereby indemnify and hold Collateral Agent harmless for, the amount of any payments or proceeds surrendered or returned. This SECTION 6.6 shall remain effective notwithstanding any contrary action which may be taken by Collateral Agent in reliance upon such payment or proceeds. If an Out-of-Formula Condition exists, Borrowers shall, on Collateral Agent's demand, repay the amount of the Revolving Loans so as to eliminate such Out-of-Formula Condition. This SECTION 6.6 shall survive the payment of the Obligations and the termination of the DIP Facility.

         6.7   PREPAYMENTS.

               (a) Borrowers shall be jointly and severally obligated to prepay the entire unpaid principal balance of the Term Loan, and all accrued but unpaid interest thereon, upon the Commitment Termination Date. If any Borrower shall (subject to Court approval and the consent of Agents) sell or otherwise dispose of any Equipment or Real Property, then the net proceeds derived from any such sale or other disposition shall, notwithstanding anything to the contrary contained in the Pre-Petition Loan Agreement, be applied to the Loans, as a mandatory prepayment thereof, without penalty or premium (except for LIBOR breakage costs, if any) first to installments of principal with respect to the Term Loan in inverse order of maturity and then to the Revolving Loans; provided, however, that any proceeds arising from the sale of Equipment that is not included in Accuval Appraisal and the sale of Real Property in Trenton, Tennessee and Hamilton, North Carolina shall be applied first to Revolving Loans and then to the principal installments due with respect to the Term Loan in inverse order of maturity.

               (b) Each mandatory prepayment pursuant to this SECTION 6.7 shall be applied first to Base Rate Loans to the full extent thereof before application to any LIBOR Rate Loans; provided, however, that, so long as no Default or Event of Default exists, in lieu of application of such prepayment to LIBOR Rate Loans prior to the expiration of the respective Interest Periods applicable thereto and any resulting requirement to pay the charges provided for in SECTION 6.7(A) hereof, Borrowers, at their option, may deposit with Collateral Agent cash funds equal to such prepayments to be held by Collateral Agent in the Cash Collateral Account for application to the Term Loan on the sooner to occur of the expiration of the Interest Period applicable thereto or the Commitment Termination Date. Each such prepayment shall be distributed by Collateral Agent to each Lender on a Pro Rata basis and may be applied by Lenders to the installments of principal due under the Notes in the inverse order of their maturities until payment thereof in full.

               (c) Borrowers may, at their option, prepay any portion of the Term Loan consisting of Base Rate Loans in whole at any time or in part from time to time, in amounts aggregating $1,000,000 or any greater integral multiple of $100,000, by paying the principal amount to be prepaid together with interest accrued or unpaid thereon to the date of prepayment and any applicable prepayment premium set forth below. Any portion of the Term Loan consisting of LIBOR Rate Loans may be prepaid, at Borrowers' option, at any time in whole or from time to time in part, in amounts aggregating $1,000,000 or any greater integral multiple thereof, by paying the principal amount to be prepaid, interest accrued and unpaid thereon to the date of prepayment, all charges pursuant to SECTION 3.8(B) hereof if such prepayment is made on a date other than the last day of an applicable Interest Period, and any applicable prepayment premium as hereinafter set forth in this SECTION 6.7(C). Each such optional prepayment may be applied to prepay the Term Loan on a Pro Rata basis and shall be applied against scheduled amortization payments in the inverse order of the occurrence thereof. Borrowers shall give written notice (or telephonic notice confirmed in writing) to Collateral Agent of any intended prepayment (i) not less than one (1) Business Day prior to any prepayment of Base Rate Loans and not less than two (2) Business Days prior to any prepayment of LIBOR Rate Loans. Such notice, once given, shall be irrevocable and, upon receipt of any such notice of optional prepayment, Collateral Agent shall promptly notify each Lender of the contents thereof and of such Lender's share of the prepayment.

         6.8 TELEPHONE AUTHORIZATIONS. Lenders are authorized to make the Loans and provide the Letter of Credit Accommodations based upon telephonic or other instructions received from anyone purporting to be an officer of Borrowers or other authorized Person or, at the discretion of Lenders, if such Loans are necessary to satisfy any Obligations. All requests for Loans or Letter of Credit Accommodations hereunder shall specify the date on which the requested advance is to be made or Letter of Credit Accommodations established (which day shall be a Business Day) and the amount of the requested Loan. Requests received after 11:00 a.m., on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day. All Revolving Loans and Letter of Credit Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrowers when deposited to the credit of any Borrower or otherwise disbursed or established in accordance with the instructions of Borrowers or in accordance with the terms and conditions of this Agreement.

         6.9 USE OF PROCEEDS. The proceeds of the Loans shall be used by Borrowers during the pendency of the Chapter 11 Cases exclusively for one or more of the following purposes (without duplication): (i) to the payment of all or any part of the Pre-Petition Debt, to the extent authorized by the Court and the extent that Agents elect to apply any such proceeds to any Pre-Petition Debt; (ii) to pay expenditures in the ordinary course of business during the Interim Period to the extent permitted by the Interim Financing Order and, after the Interim Period, to pay any expenses incurred in the ordinary course of business of Borrowers or, with Agents' and Lenders' consent after the occurrence of an Event of Default, to fund the costs of an orderly liquidation of the Collateral to the extent consented to by Agents and Lenders; (iii) to pay fees required to be paid to the office of the United States Trustee; (iv) to pay, or to fund deposits to the Professional Expense Escrow pursuant to the Financing Orders for the payment of, Professional Expenses of Professional Persons subject to allowance by Final Order of the Court and Borrowers' receipt of an itemized billing and expense statement from such Professional Person; (v) to pay any of the Obligations; (vi) to the extent permitted by SECTION 9.10 hereof, to make loans or advances to one or more Guarantors for use by such Guarantors as working capital in the ordinary course of their respective businesses; and (vii) to pay other expenses authorized by Final Order of the Court. Notwithstanding anything to the contrary contained herein, in no event shall proceeds of Loans be used to pay Professional Expenses incurred in connection with the assertion of or joinder in any claim, counterclaim, action, contested matter, objection, defense or other proceeding, the purpose of which is to seek or the result of which would be to obtain any order, judgment, declaration, or similar relief (a) invalidating, setting aside, avoiding or subordinating, in whole or in part, any of the Pre-Petition Debt or Obligations or Liens and security interests in any of the Collateral granted to Collateral Agent under this Agreement or the Financing Orders or under any of the Pre-Petition Loan Documents; (b) declaring any of the DIP Financing Documents or Pre-Petition Loan Documents to be invalid, not binding or unenforceable in any respect; (c) preventing, enjoining, hindering or otherwise delaying Collateral Agent's or any Lender's enforcement of any of the DIP Financing Documents or Pre-Petition Loan Documents or any realization upon any Collateral (unless such enforcement or realization is in direct violation of an explicit provision in any of the Financing Orders); (d) declaring any Liens granted or purported to be granted under any of the DIP Financing Documents or Pre-Petition Loan Documents to have a priority other than the priority set forth therein; (e) objecting to the amount or method of calculation by Collateral Agent or Lenders of the Pre-Petition Debt or any of the Obligations or any accounting rendered by Collateral Agent or Lenders with respect to any of those obligations; or (f) seeking to use the cash proceeds of Collateral without the prior written consent of Agents and the Required Lenders. Nothing in this SECTION 6.9 shall be construed to waive any Agent's or Lender's rights to object to any requests, motions, applications made in or filed with the Court, including any applications for interim or final allowances of Professional Expenses. The proceeds of the Post-Petition Term Loan shall be used exclusively for the purpose of paying the principal balance of and accrued interest with respect to the Pre-Petition Term Loan.

         6.10 AGENTS' ALLOCATION OF PAYMENTS AND COLLECTIONS. Except to the extent otherwise expressly provided in SECTION 6.7 of this Agreement, all monies to be applied to the Obligations, whether such monies represent voluntary payments by one or more Obligors or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among Agents and such of the Lenders as are entitled thereto (and, with respect to monies allocated to Lenders, on a Pro Rata basis unless otherwise provided herein): (i) first, to Collateral Agent to pay principal and accrued interest on any portion of the Revolving Loans which Collateral Agent may have advanced on behalf of any Lender and for which Collateral Agent has not been reimbursed by such Lender or Borrowers; (ii) second, to Fleet Capital to pay the principal and accrued interest on any portion of the Settlement Loans outstanding, to be shared with Lenders that have acquired a participating interest in such Settlement Loans;
(iii) third, to Fleet Capital (as procurer of Letters of Credit other than the Congress Letters of Credit) and Congress (as procurer of the Congress Letters of Credit) to pay the principal amount of and any accrued interest on any payment made by Fleet Capital or Congress under any Letter of Credit Accommodation to the extent that Fleet Capital or Congress has not been reimbursed and has not received from each Participating Lender a participation payment as required by SECTION 2.2 hereof; (iv) fourth, to Agents and Fleet Capital to pay the amount of Extraordinary Expenses that have not been reimbursed to Agents or Fleet Capital by Borrowers or Lenders, together with interest accrued thereon at the rate applicable to Revolving Loans that are Base Rate Loans; (v) fifth, to Agents to pay any Indemnified Amount that has not been paid to Agents by Obligors or Lenders, together with interest accrued thereon at the rate applicable to Revolving Loans that are Base Rate Loans; (vi) sixth, to Agents to pay any fees due and payable to Agents; (vii) seventh, to Lenders for any Indemnified Amount that they have paid to Agents and any Extraordinary Expenses that they have reimbursed to Agents, to the extent that Lenders have not been reimbursed from Obligors therefor; (viii) eighth, to Fleet Capital (for its benefit and the Pro Rata benefit of the Participating Lenders) and Congress (for its benefit and the Pro Rata benefit of the Participating Lenders) to pay principal and interest on their participations in the Letter of Credit Accommodations outstanding (or, to the extent any of the Letter of Credit Accommodations are contingent and an Event of Default then exists, deposited in the Cash Collateral Account to provide security for the payment of the Letter of Credit Accommodations); and
(ix) ninth, to Lenders in payment of the unpaid principal and accrued interest in respect of the Loans and any other Obligations then outstanding to be shared among Lenders on a ratable basis, or on such other basis as may be agreed upon in writing by Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of Borrowers). The allocations set forth in this SECTION 6.10 are solely to determine the rights and priorities of Agents and Lenders as among themselves and may be changed by Agents and Lenders without notice to or the consent or approval of Borrowers or any other Person. Notwithstanding anything herein to the contrary, Collateral Agent may, as and to the extent provided in the Financing Orders, apply any proceeds of Collateral in existence on the Petition Date to the Pre-Petition Debt before application of same to any of the Obligations.

         6.11 GROSS UP FOR TAXES. If Borrowers shall be required by Applicable Law to withhold or deduct any Taxes from or in respect of any sum payable under this Agreement or any of the other DIP Financing Documents, (a) the sum payable to Agents or such Lender shall be increased as may be necessary so that, after making all required withholding or deductions, Agents or such Lender (as the case may be) receives an amount equal to the sum it would have received had no such withholding or deductions been made, (b) Borrowers shall make such withholding or deductions, and (c) Borrowers shall pay the full amount withheld or deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

         6.12 WITHHOLDING TAX EXEMPTION. At least five (5) Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States or any state thereof agrees that it will deliver to Borrowers and Collateral Agent two (2) duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8EC1, certifying in either case that such Lender is entitled to receive payment under this Agreement and its Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form W-8BEN or W-8EC1 further undertakes to deliver to Borrowers and Collateral Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires (currently, three
(3) successive calendar years for Form W-8BEN and one calendar year for Form W-8EC1) or becomes obsolete or after the occurrence of any event requiring a change in the most form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Borrowers or Collateral Agent, in each case, certifying that such Lender is entitled to receive payments under this Agreement and its Notes without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrowers and Collateral Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income taxes.



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SECTION 7.     COLLATERAL REPORTING AND COVENANTS

         7.1   COLLATERAL REPORTING.

         (a) Borrowers shall provide Agents with the following documents in a form satisfactory to Agents and Lenders:

             (i) on a daily basis, a Borrowing Base Certificate setting forth Borrowers' calculation of the Revolving Loans and Letter of Credit Accommodations available to Borrowers pursuant to the terms and conditions contained herein as of the Business Day 2 Business Days prior to the date thereof as to the Accounts and as of the close of business on the immediately preceding Saturday as to Inventory, duly completed and executed by the chief financial officer or other appropriate financial officer acceptable to Agents, together with all schedules required pursuant to the terms of the Borrowing Base Certificate duly completed, including, without limiting any other rights of Agents and Lenders, a daily schedule of Accounts, collections received and credits issued, and a daily inventory report;

             (ii) on a monthly basis or more frequently as Agents may request,
(A) perpetual inventory reports, (B) inventory reports by category and (C) agings of accounts payable;

             (iii) upon Agents' request, (A) copies of customer statements and credit memos, remittances advices and reports, and copies of deposit slips and bank statements, (B) copies of shipping and delivery documents, and (C) copies of purchase orders, invoices and delivery of documents for Inventory and Equipment acquired by Borrowers;

             (iv) agings of accounts receivable on a monthly basis or more frequently as Agents may request; and

             (v) such other reports as to the Collateral as Agents shall request from time to time.

         (b) Nothing contained in any Borrowing Base Certificate shall be deemed to limit, impair or otherwise affect the rights of Agents and Lenders contained herein and in the event of any conflict or inconsistency between the calculation of the Revolving Loans and Letter of Credit Accommodations available to Borrowers as set forth in any Borrowing Base Certificate and as determined by Agents, the determination of Agents shall govern and be conclusive and binding upon Borrowers. Without limiting the foregoing, Borrowers shall furnish to Agents and Lenders any information which Agents and Lenders may reasonably request regarding the determination and calculation of any of the amounts set forth in the Borrowing Base Certificate. If any Borrower's records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, such Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports and related documents to Agents and to follow Agents' instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

         7.2   ACCOUNTS COVENANTS.

               (a) Borrowers shall notify Agents promptly of: (i) any material delay in any Borrower's performance of any of its obligations to any account debtor or the assertion of any claims, offsets, defenses or counterclaims by any account debtor, or any disputes with account debtors, or any settlement, adjustment or compromise thereof, (ii) all material adverse information relating to the financial condition of any account debtor and (iii) any event or circumstance which, to any Borrower's knowledge would cause Agents to consider any then existing Accounts as no longer constituting Eligible Accounts. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor without Agents' consent, except in the ordinary course of Borrowers' business in accordance with practices and policies previously disclosed in writing to Agents. So long as no Event of Default exists or has occurred and is continuing, Borrowers shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor. At any time that an Event of Default exists or has occurred and is continuing, Agents shall, at their option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.

               (b) Without limiting the obligation of Borrowers to deliver any other information to Agents, Borrowers shall promptly report to Agents any return of Inventory by any one account debtor if the Inventory so returned in such case has a value in excess of $250,000. At any time that Inventory is returned, reclaimed or repossessed, the Account (or portion thereof) which arose from the sale of such returned, reclaimed or repossessed Inventory shall not be deemed an Eligible Account. In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, Borrowers shall, upon Agents' request, (i) hold the returned Inventory in trust for Agents, (ii) segregate all returned Inventory from all of its other Property,
(iii) dispose of the returned Inventory solely according to Agents' instructions, and (iv) not issue any credits, discounts or allowances with respect thereto without Agents' prior written consent.

               (c) With respect to each Account: (i) the amounts shown on any invoice delivered to Agents or schedule thereof delivered to Agents shall be true and complete, (ii) no payments shall be made thereon except payments immediately delivered to Agents pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except as reported to Agents in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of Borrowers' business in accordance with practices and policies previously disclosed to Agents, (iv) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Agents in accordance with the terms of this Agreement, (v) none of the transactions giving rise thereto will violate any Applicable Law, all documentation relating thereto will be legally sufficient under all Applicable Law, and all such documentation will be legally enforceable in accordance with its terms.

               (d) Collateral Agent shall have the right at any time or times, in Collateral Agent's name or in the name of a nominee of Collateral Agent, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

               (e) Obligors shall deliver or cause to be delivered to Collateral Agent, with appropriate endorsement and assignment, with full recourse to Borrowers, all chattel paper and instruments which any Obligor now owns or may at any time acquire immediately upon any Borrower's receipt thereof, except as Collateral Agent may otherwise agree.

               (f) Agents may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Collateral Agent and that Collateral Agent has a security interest therein and Agents may direct any or all accounts debtors to make payment of Accounts directly to Collateral Agent, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and neither Agents nor Lenders shall be liable for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Agents may deem necessary or desirable for the protection of their interests. At any time that an Event of Default exists or has occurred and is continuing, at Agents' request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Collateral Agent and are payable directly and only to Collateral Agent and Borrowers shall deliver to Collateral Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Agents may require.

         7.3 INVENTORY COVENANTS. With respect to the Inventory: (a) Borrowers shall at all times maintain Inventory records reasonably satisfactory to Agents, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrowers' cost therefor and daily withdrawals therefrom and additions thereto; (b) Borrowers shall conduct a physical count of the Inventory at least once each year, but at any time or times as Agents may request on or after an Event of Default, and promptly following such physical inventory shall supply Agents with a report in the form and with such specificity as may be reasonably satisfactory to Agents concerning such physical count; (c) Obligors shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Agents, except for sales of Inventory in the ordinary course of Obligors' business and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) upon either Agent's request, Borrowers shall, at their expense, no more than once in any twelve (12) month period, but at any time or times as either Agent may request on or after an Event of Default, deliver or cause to be delivered to Agents written reports or appraisals as to the Inventory in form, scope and methodology acceptable to Agents and by an appraiser acceptable to Agents, addressed to Agents or upon which Agents are expressly permitted to rely; (e) Obligors shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with Applicable Law (including the requirements of the Federal Fair Labor Standards Act of 1938); (f) Obligors assume all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory;
(g) Borrowers shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate Borrowers to repurchase such Inventory; (h) Obligors shall keep the Inventory in good and marketable condition; and (i) Borrowers shall not, without prior written notice to Agents, acquire or accept any Inventory on consignment or approval.

         7.4 EQUIPMENT COVENANTS. With respect to the Equipment: (a) Borrowers shall, at their expense, at any time or times as Agents may request on or after an Event of Default, deliver or cause to be delivered to Agents written reports or appraisals as to the Equipment in form, scope and methodology acceptable to Agents and by an appraiser acceptable to Agents; (b) Obligors shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (c) Obligors shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in Borrowers' business and not for personal, family, household or farming use; (e) Obligors shall not remove any Equipment from the locations set forth or permitted herein, except (i) to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Obligors, (ii) to move Equipment directly from one location set forth or permitted herein to another such location, (iii) for dispositions of Equipment expressly authorized herein, and (iv) for the movement of motor vehicles used by or for the benefit of Obligors in the ordinary course of business; (f) the Equipment is now and shall remain personal property and Obligors shall not permit any of the Equipment to be or become a part of or affixed to real property; and (g) Obligors assume all responsibility and liability arising from the use of the Equipment.

         7.5 POWER OF ATTORNEY. Each Obligor hereby irrevocably designates and appoints Collateral Agent (and all persons designated by Collateral Agent) as such Obligor's true and lawful attorney-in-fact, and authorizes Collateral Agent, in Obligors' or Collateral Agent 's name, to: (a) at any time a Default or Event of Default exists or has occurred and is continuing (i) demand payment on Accounts or other proceeds of Inventory or other Collateral, (ii) enforce payment of Accounts by legal proceedings or otherwise, (iii) exercise all of such Obligor's rights and remedies to collect any Account or other Collateral,
(iv) sell or assign any Account upon such terms, for such amount and at such time or times as Collateral Agent deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Account,
(vii) prepare, file and sign such Obligor's name on any proof of claim in bankruptcy or other similar document against an account debtor, and (viii) notify the post office authorities to change the address for delivery of Obligors' mail to an address designated by Collateral Agent , and open and dispose of all mail addressed to Obligors; and (b) at any time to (i) take control in any manner of any item of payment or proceeds thereof, (ii) have access to any lockbox or postal box into which any Obligor's mail is deposited,
(iii) endorse any Obligor's name upon any items of payment or proceeds thereof and deposit the same in Collateral Agent's account for application to the Obligations, (iv) endorse any Obligor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral, (v) sign any Obligor's name on any verification of Accounts and notices thereof to account debtors and
(vi) execute in any Obligor's name and file any UCC financing statements or amendments thereto. Each Obligor hereby releases Collateral Agent and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Collateral Agent's own gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

         7.6 RIGHT TO CURE. Each Agent may, at its option, (a) cure any default by Obligors under any agreement with a third party or pay or bond on appeal any judgment entered against Obligors, (b) discharge taxes, Liens, or other encumbrances at any time levied on or existing with respect to the Collateral and (c) pay any amount, incur any expense or perform any act which, in such Agent's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Agents and Lenders with respect thereto. Such Agent may add any amounts so expended to the Obligations and charge Borrowers' account therefor, such amounts to be repayable by Borrowers ON DEMAND. Agents shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Obligors. Any payment made or other action taken by Agents under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

         7.7 ACCESS TO PREMISES. From time to time as requested by Agents, at the cost and expense of Borrowers, (a) Agents and Lenders or Agents' or Lenders' designees shall have complete access to all of Obligors' premises during normal business hours and after notice to Obligors, or at any time and without notice to Obligors if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Obligors' books and records, including the Records, and (b) Obligors shall promptly furnish to Agents and Lenders such copies of such books and records or extracts therefrom as Agents and Lenders may request, and (c) Agents and Lenders may use during normal business hours such of Obligors' personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral. Borrowers shall reimburse Agents and Lenders ON DEMAND for all costs and expenses reasonably incurred by Agents and Lenders in connection with any of the foregoing.

SECTION 8.     REPRESENTATIONS AND WARRANTIES

         Each Obligor hereby represents and warrants to Agents and Lenders the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations by Lenders to Borrowers:

         8.1 CORPORATE EXISTENCE, POWER AND AUTHORITY; SUBSIDIARIES. Each Obligor is a corporation or limited partnership duly organized and in good standing under the laws of its state of incorporation or organization and is duly qualified as a foreign corporation or limited partnership and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. Subject to entry of the Interim Financing Order, the execution, delivery and performance of this Agreement, the other DIP Financing Documents and the transactions contemplated hereunder and thereunder are all within each Obligor's powers, have been duly authorized and are not in contravention of law or the terms of such Obligor's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Obligor is a party or by which such Obligor or its Property is bound. This Agreement and the other DIP Financing Documents constitute legal, valid and binding obligations of Obligors enforceable in accordance with their respective terms. No Obligor has any Subsidiaries except as set forth on the Information Certificates.

         8.2 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE CHANGE. All financial statements relating to Obligors which have been or may hereafter be delivered by Obligors to Agents have been prepared in accordance with GAAP and fairly present the financial condition and the results of operation of Obligors as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Obligors to Agents prior to the date of this Agreement and for the commencement of the Chapter 11 Cases and the adverse financial situation of the Obligors developing during the seven month period immediately preceding such Chapter 11 Cases, there has been no change in the assets, liabilities, Properties and condition, financial or otherwise, of any Obligor, since the date of the most recent audited financial statements furnished by Obligors to Agents prior to the date of this Agreement that might have a Material Adverse Effect.

         8.3 CHIEF EXECUTIVE OFFICE; COLLATERAL LOCATIONS. The chief executive office of Obligors and Obligors' Records concerning Accounts are located only at the address set forth below and their only other places of business and the only other locations of Collateral, if any, are the addresses set forth in the Information Certificates, subject to the right of Obligors to establish new locations in accordance with SECTION 9.2 below. The Information Certificates correctly identifies any of such locations that are not owned by Obligors and sets forth the owners and/or operators thereof and to the best of each Obligor's knowledge, the holders of any mortgages on such locations.

         8.4 PRIORITY OF LIENS; TITLE TO PROPERTIES. Upon entry of the Interim Financing Order, the security interests and Liens granted under this Agreement and the other DIP Financing Documents constitute valid and perfected first priority Liens and security interests in and upon the Collateral subject only to the Liens indicated on SCHEDULE 8.4 hereto and the other Liens permitted under
SECTION 9.8 hereof. Each Obligor has good and marketable title to all of its properties and assets subject to no Liens of any kind, except for Permitted Liens.

         8.5 TAX RETURNS. Each Obligor has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it (without requests for extension except as previously disclosed in writing to Lenders). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Each Obligor has paid or caused to be paid all Taxes due and payable or claimed due and payable in any assessment received by it, except Taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Obligor and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Taxes whether or not yet due and payable and whether or not disputed.

         8.6 LITIGATION. Except the Chapter 11 Cases and as set forth on the Information Certificates, there is no present investigation by any governmental agency pending, or to the best of any Obligor's knowledge threatened, against or affecting any Obligor, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of any Obligor's knowledge threatened, against any Obligor or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which if adversely determined against such Obligor would have a Material Adverse Effect.

         8.7 COMPLIANCE WITH OTHER AGREEMENTS AND APPLICABLE LAWS. No Obligor is in default in any material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound, except for any default or violation resulting from the commencement of the Chapter 11 Cases and the events leading thereto, and each Obligor is in compliance in all material respects with all applicable provisions of all Applicable Law.

         8.8   EMPLOYEE BENEFITS.

               (a) Borrowers have not engaged in any transaction in connection with which Borrowers or any of its ERISA Affiliates could be subject to either a civil penalty assessed pursuant to Section 4971, Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, including any accumulated funding deficiency described in SECTION 8.8(C) hereof and any deficiency with respect to vested accrued benefits described in SECTION 8.8(D) hereof.

               (b) Except for annual premiums due after the date hereof, no liability to the Pension Benefit Guaranty Corporation has been or is expected by Borrowers to be incurred with respect to any employee benefit plan of Borrowers or any of their ERISA Affiliates. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any employee pension benefit plan of Borrowers or any of their ERISA Affiliates which presents a material risk of termination of any such plan by the Pension Benefit Guaranty Corporation.

               (c) Full payment has been made of all amounts which any Borrower or any of its ERISA Affiliates is required under Section 302 of ERISA and
Section 412 of the Code to have paid under the terms of each employee benefit plan as contributions to such plan as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any employee benefit plan, including any penalty or tax described in SECTION 8.8(A) hereof and any deficiency with respect to vested accrued benefits described in SECTION 8.8(D) hereof.

               (d) As of January 1, 2000, the current value of all vested accrued benefits under all employee benefit plans maintained by Borrowers that are subject to Title IV of ERISA did not exceed the current value of the assets of such plans allocable to such vested accrued benefits, including any penalty or tax described in SECTION 8.8(A) hereof and any accumulated funding deficiency described in SECTION 8.8(C) hereof. The terms "current value" and "accrued benefit" have the meanings specified in ERISA.

               (e) No Borrower or any of its ERISA Affiliates is or has ever been obligated to contribute to any "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA) that is subject to Title IV of ERISA.

         8.9   ENVIRONMENTAL COMPLIANCE.

               (a) Except as set forth on SCHEDULE 8.9 to the Pre-Petition Loan Agreement, no Borrower has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which, at any time, violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of each Borrower complies in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder.

               (b) Except as set forth on SCHEDULE 8.9 to the Pre-Petition Loan Agreement, there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person nor is any pending or to the best of each Borrower's knowledge threatened, with respect to any non-compliance with or violation of the requirements of any Environmental Law by Borrowers or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects Borrowers or their business, operations or assets or, to Borrowers' knowledge, any properties at which Borrowers have transported, stored or disposed of any Hazardous Materials.

               (c) No Borrower has any material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

               (d) Each Borrower has all material licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of Borrowers under any Environmental Law and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect.

         8.10 BANK ACCOUNTS. All of the deposit accounts, investment accounts or other accounts in the name of or used by any Borrower maintained at any bank or other financial institution are set forth on SCHEDULE 8.10 to the Pre-Petition Loan Agreement, subject to the right of Borrowers to establish new accounts in accordance with SECTION 9.13 below.

         8.11 ACCURACY AND COMPLETENESS OF INFORMATION. All information furnished by or on behalf of any Obligor in writing to Lenders in connection with this Agreement or any of the other DIP Financing Documents or any transaction contemplated hereby or thereby, including all information on the Information Certificates is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a Material Adverse Effect, which has not been fully and accurately disclosed to Agents and Lenders in writing.

         8.12 SURVIVAL OF WARRANTIES; CUMULATIVE. All representations and warranties contained in this Agreement or any of the other DIP Financing Documents shall survive the execution and delivery of this

Agreement and shall be deemed to have been made again to Lenders on the date of each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Lenders regardless of any investigation made or information possessed by Lenders. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which any Obligor shall now or hereafter give, or cause to be given, to Agents or Lenders.

        8.13 NOT A REGULATED ENTITY. No Obligor is (i) an "investment company" or a "person directly or indirectly controlled by or acting on behalf of an investment company" within the meaning of the Investment Company Act of 1940;
(ii) a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935; or (iii) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any public utilities code or any other Applicable Law regarding its authority to incur Debt.

        8.14 MARGIN STOCK. Neither Borrower nor any of the Subsidiaries is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

SECTION 9.  AFFIRMATIVE AND NEGATIVE COVENANTS

        9.1 MAINTENANCE OF EXISTENCE. Each Obligor shall at all times preserve, renew and keep in full, force and effect its corporate or partnership existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted. Each Obligor shall give Agents thirty (30) days prior written notice of any proposed change in its corporate or partnership name, which notice shall set forth the new name and each Obligor shall deliver to Agents a copy of the amendment to the Certificate of Incorporation or Certificate of Limited Partnership of such Obligor providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of such Obligor as soon as it is available.

        9.2 NEW COLLATERAL LOCATIONS. Any Obligor may open a new location within the continental United States provided such Obligor (a) gives Agents and Lenders thirty (30) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Agents such agreements, documents, and instruments as Agents may deem reasonably necessary or desirable to protect Agents' interests in the Collateral at such location, including UCC financing statements.

        9.3 COMPLIANCE WITH LAWS, REGULATIONS, ETC. Obligors shall, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders applicable to it and duly observe all requirements of any Federal, State or local governmental authority, including the Employee Retirement Security Act of 1974, the Occupational Safety and Health Act of 1970, the Fair Labor Standards Act of 1938, and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including all of the Environmental Laws.

        9.4 PAYMENT OF TAXES AND CLAIMS. Except to the extent prohibited by the Bankruptcy Code, each Obligor shall duly pay and discharge all Taxes, contributions and governmental charges upon or against it or its properties or assets, except for Taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Obligor and with respect to which adequate reserves have been set aside on its books. Borrowers shall be liable for any Tax or penalties imposed on Agents and Lenders as a result of the financing arrangements provided for herein and Borrowers jointly and severally agree to indemnify and hold Agents and Lenders harmless with respect to the foregoing, and to repay to Agents and Lenders ON DEMAND the amount thereof, and until paid by Borrowers such amount shall be added and deemed part of the Revolving Loans, provided, that, nothing contained herein shall be construed to require Borrowers to pay any income, excise or franchise Taxes attributable to the income of any Agent or Lender from any amounts charged or paid hereunder to any Agent or Lender. The foregoing indemnity shall survive the payment of the Obligations and the termination of the DIP Facility.

        9.5 INSURANCE. Obligors shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Agents as to form, amount and insurer. Obligors shall furnish certificates, policies or endorsements to Collateral Agent as Agents shall require as proof of such insurance, and, if Obligors fail to do so, Collateral Agent is authorized, but not required, to obtain such insurance at the expense of Obligors. All policies shall provide for at least thirty (30) days prior written notice to Collateral Agent of any cancellation or reduction of coverage and that Collateral Agent may act as attorney for Obligors in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Obligors shall cause Collateral Agent to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Obligors shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Agents. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Collateral Agent as its interests may appear and further specify that Collateral Agent shall be paid regardless of any act or omission by Obligors or any of their affiliates. At their option, Agents and Lenders may apply any insurance proceeds received by Agents and Lenders at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Agents and Lenders may determine or hold such proceeds as cash collateral for the Obligations.

        9.6   FINANCIAL STATEMENTS AND OTHER INFORMATION.

              (a) Borrowers shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrowers and their Subsidiaries (if any) in accordance with GAAP and Borrowers shall furnish or cause to be furnished to Agents and Lenders: (i) within thirty (30) days after the end of each fiscal month, monthly unaudited consolidated financial statements, and, if Borrowers have any Subsidiaries, unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrowers and their Subsidiaries as of the end of and through such fiscal month, (ii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements and, if Borrowers have any Subsidiaries, audited consolidating financial statements of Borrowers and their Subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrowers and their Subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Borrowers and reasonably acceptable to Agents, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Borrowers and their Subsidiaries as of the end of and for the fiscal year then ended, and (iii) on a weekly basis, cash flow projections calculated for a rolling thirteen (13) week period.

              (b) Borrowers shall furnish or cause to be furnished to Agents and the Lenders the Subsequent Projections within forty-five (45) days after the end of each Fiscal Quarter (beginning with the Fiscal Quarter ending December 31,
2000), and at any time that the information contained in the Initial Projections or the most recent Subsequent Projection becomes outdated or materially misleading.

              (c) Borrowers shall promptly notify Agents and Lenders in writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other Property which is security for the Obligations or which would have a Material Adverse Effect and (ii) the occurrence of any Default or Event of Default.

              (d) Borrowers shall promptly after the sending or filing thereof furnish or cause to be furnished to Agents and Lenders copies of all reports which Borrowers sends to its stockholders generally and copies of all reports and registration statements which Borrowers files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

              (e) Borrowers shall furnish or cause to be furnished to Agents and Lenders such additional budgets, forecasts, projections and other information respecting the Collateral and the business of Borrowers, as Collateral Agent and Lenders may, from time to time, reasonably request. Agents and Lenders are hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Borrowers to any court or other government agency or to any participant or assignee or prospective participant or assignee. Each Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Agents and Lenders, at Borrowers' expense, copies of the financial statements of such Borrower and any reports or management letters prepared by such accountants or auditors on behalf of Borrowers and to disclose to Agents and Lenders such information as they may have regarding the business of Borrowers. Any documents, schedules, invoices or other papers delivered to Agents or Lenders may be destroyed or otherwise disposed of by Agents and Lenders one (1) year after the same are delivered to Collateral Agent and Lenders, except as otherwise designated by Borrowers to Agents and Lenders in writing.

              (f) Borrowers shall promptly notify Agents in writing in the event that at any time after the delivery of a Borrowing Base Certificate by Borrowers to Agents but prior to the delivery of the next Borrowing Base Certificate to be delivered by Borrowers to Collateral Agent in accordance with the terms hereof:
(i) the amount of Revolving Loans and Letter of Credit Accommodations available to Borrowers pursuant to the terms and conditions contained herein (calculated without regard to the then outstanding Revolving Loans and Letter of Credit Accommodations) is less than ninety (90%) percent of the amount of Revolving Loans and Letter of Credit Accommodations available to Borrowers pursuant to the terms and conditions contained herein (calculated without regard to the then outstanding Revolving Loans and Letter of Credit Accommodations) as set forth in the most recent Borrowing Base Certificate previously delivered by Borrowers to Agents pursuant to SECTION 7.1 hereof, (ii) the Revolving Loans and/or Letter of Credit Accommodations outstanding at such time exceed the amount of the Revolving Loans and Letter of Credit Accommodations then available to Borrowers under the terms hereof as a result of any decrease in the amount of Revolving Loans and Letter of Credit Accommodations then available and the amount of such excess, or (iii) Excess Availability is less than $5,000,000.

        9.7 SALE OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ETC. No Obligor shall, directly or indirectly,

                    (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it;

                    (b) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or Debt to any other Person or any of its assets to any other Person, except, for so long as no Event of Default exists or would result therefrom, (i) sales of Inventory in the ordinary course of business, (ii) sales of Collateral to the extent approved by the Court and on terms consented to by the Agents, (iii) sales of Accounts to a Factor pursuant to a Factoring Agreement so long as each of the Factor Eligibility Conditions is satisfied, (iv) to the extent approved by the Court (if necessary), the disposition of worn-out or obsolete Equipment or disposition of Equipment no longer economically operational to the business of any Obligor so long as the proceeds thereof are delivered to Collateral Agent for application to the Obligations, (v) to the extent approved by the Court (if necessary), the sale or disposition of Borrowers' Real Property located in Trenton, Tennessee or Hamilton, North Carolina, and any Equipment located on such Real Property that was not included in the Accuval appraisal dated June 18, 1999, so long as the proceeds thereof are delivered to Collateral Agent for application to the Revolving Loans, (vi) transfers of Properties among Borrowers and Guarantors upon fifteen (15) days prior written notice to Agents, or
        (vii) the rejection, pursuant to Section 365 of the Bankruptcy Code, of unexpired leases and executory contracts; or

                    (c) except for the Subsidiaries listed on SCHEDULE 9.7 to the Pre-Petition Loan Agreement, form or acquire any Subsidiaries, or

                    (d)  wind up, liquidate or dissolve, or

                    (e) agree to do any of the foregoing.

        9.8 ENCUMBRANCES. No Obligor shall create, incur, assume or suffer to exist any security interest, Lien or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, except: (a) Liens and security interests in favor of Collateral Agent or Pre-Petition Agents; (b) Liens in existence on the Petition Date that were not created or suffered to exist in violation of the Pre-Petition Loan Documents; (c) Liens securing the payment of Taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Obligor and with respect to which adequate reserves have been set aside on its books; (c) non-consensual statutory Liens (other than Liens securing the payment of Taxes) arising in the ordinary course of such Obligor's business to the extent: (i) such Liens secure Debt which is not overdue or (ii) such Liens secure Debt relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to such Obligor, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books; (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Real Property which do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of such Obligor as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto; (e) Liens securing any Offshore Equipment that has been released by Collateral Agent in connection with a Permitted Property Transfer, to the extent that such Lien is limited to such released Offshore Equipment only; and (f) Liens on Equipment purchased in accordance with Permitted Affiliate Investments.

        9.9 INDEBTEDNESS. No Obligor shall incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Debt, except: (a) Debt in existence on the Petition Date to the extent not incurred in violation of the Pre-Petition Loan Documents; (b) the Obligations; (c) trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which such Obligor is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to such Obligor, and with respect to which adequate reserves have been set aside on its books; (d) purchase money debt (including capital leases) to the extent not incurred or secured by Liens (including capital leases) in violation of any other provision of this Agreement; (e) Debt owing from an Obligor to another Obligor; (f) Debt incurred in connection with cotton hedges in the ordinary course of such Obligor's business; (g) Debt arising from interest rate swap agreements or other interest rate protection agreements between such Obligor and any Lender; (h) Debt for money borrowed that is owed by a Foreign Subsidiary, non-U.S. Affiliate or joint venture of a Obligor so long as the Debt does not exceed the value of any Offshore Equipment that has been released by Collateral Agent in connection with a Permitted Property Transfer, such Debt is secured only by a Lien on such released Offshore Equipment and the other terms of such Debt are acceptable in all respects to Agents; provided, that, (i) such Obligor may only make regularly scheduled payments of principal and interest in respect of such Debt in accordance with the terms of the agreement or instrument evidencing or giving rise to such Debt as in effect on the date hereof, (ii) such Obligor shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Debt or any agreement, document or instrument related thereto as in effect on the date hereof without the prior written consent of Agents, or (B) redeem, retire, defease, purchase or otherwise acquire such Debt, or set aside or otherwise deposit or invest any sums for such purpose, and (iii) Obligors shall furnish to Agents all notices or demands in connection with such Debt either received by Obligors or on their behalf, promptly after the receipt thereof, or sent by Obligors or on their behalf, concurrently with the sending thereof, as the case may be.

        9.10 LOANS, INVESTMENTS, GUARANTEES, ETC. No Obligor shall, directly or indirectly, make any loans or advance money or Property to any Person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or Debt or all or a substantial part of the assets or Property of any Person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the Debt, performance, obligations or dividends of any Person or agree to do any of the foregoing, except, so long as no Event of Default exists or would result therefrom: (a) Permitted Affiliate Investments;
(b) the endorsement of instruments for collection or deposit in the ordinary course of business; (c) investments in: (i) short-term direct obligations of the United States Government, (ii) negotiable certificates of deposit issued by any bank satisfactory to Agents, payable to the order of such Obligor or to bearer and delivered to Agents, (iii) commercial paper rated A1 or P1; provided, that, as to any of the foregoing, unless waived in writing by Agents, such Obligor shall take such actions as are deemed necessary by Agents to perfect the security interest of Collateral Agent in such investments; (d) employee loans or advances for travel and moving expenses in the ordinary course of business; (e) investments in employee benefit plans of Obligors that are consistent with historical investment practices of Obligors in such plans; (f) investments in Subsidiaries that are Obligors and any loans to or investments in or from any Obligor in connection with an integrated cash management system among Borrowers and their Consolidated Subsidiaries; and (g) the loans, advances and guarantees set forth on SCHEDULE 9.10 hereto; provided that, as to such loans, advances and guarantees, (i) such Obligor shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such loans, advances or guarantees or any agreement, document or instrument related thereto, or (B) as to such guarantees, redeem, retire, defease, purchase or otherwise acquire the obligations arising pursuant to such guarantees, or set aside or otherwise deposit or invest any sums for such purpose, and (ii) such Obligor shall furnish to Agents all notices or demands in connection with such loans, advances or guarantees or other Debt subject to such guarantees either received by such Obligor or on its behalf, promptly after the receipt thereof, or sent by such Obligor or on its behalf, concurrently with the sending thereof, as the case may be.

        9.11 DIVIDENDS AND REDEMPTIONS. No Obligor shall, directly or indirectly, declare or pay any dividends on account of any shares of class of capital stock of such Obligor now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except Upstream Payments.

        9.12 TRANSACTIONS WITH AFFILIATES. No Obligor shall, directly or indirectly, (a) purchase, acquire or lease any Property from, or sell, transfer or lease any Property to, any officer, director, agent or other Person Affiliated with such Obligor, except in the ordinary course of and pursuant to the reasonable requirements of such Obligor's business and upon fair and reasonable terms no less favorable to such Obligor than such Obligor would obtain in a comparable arm's length transaction with an unaffiliated Person or
(b) make any payments of management, consulting or other fees for management or similar services, or of any Debt owing to any officer, employee, shareholder, director or other Person Affiliated with such Obligor except reasonable compensation to officers, employees and directors for services rendered to such Obligor in the ordinary course of business.

        9.13 ADDITIONAL BANK ACCOUNTS. No Obligor shall, directly or indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the Blocked Accounts and the accounts set forth in SCHEDULE 8.10 hereto, except: (a) as to any new or additional Blocked Accounts and other such new or additional accounts which contain any Collateral or proceeds thereof, with the prior written consent of Agents and subject to such conditions thereto as Agents may establish and (b) as to any accounts used by Obligors to make payments of payroll, taxes or other obligations to third parties, after prior written notice to Agents.

        9.14  COMPLIANCE WITH ERISA.

              (a) No Borrower shall, with respect to any "employee benefit plans" maintained by such Borrower or any of its ERISA Affiliates: (i) terminate any of such employee benefit plans so as to incur any liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, (ii) engage in any prohibited transaction involving any of such employee benefit plans or any trust created thereunder that would subject such Obligor or such ERISA Affiliate to a Tax or penalty or other liability on prohibited transactions imposed under
Section 4975 of the Code or ERISA, (iii) fail to pay to any such employee benefit plan any contribution which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such plan, (iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee benefit plan, (v) allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any such employee benefit plan that is a single employer plan, which termination could result in any liability to the Pension Benefit Guaranty Corporation or (vi) incur any withdrawal liability with respect to any multiemployer pension plan.

              (b) As used in this SECTION 9.14, the terms "employee benefit plans", "accumulated funding deficiency" and "reportable event" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in Section 4975 of the Code and ERISA.

        9.15 CONSOLIDATED EBITDA. Borrowers shall maintain Consolidated EBITDA of at least the amounts set forth below for the periods applicable thereto:


                                 Period                              Amount
                                 ------                              ------
                 October 1, 2000 through October 28, 2000          $500,000

                 October 1, 2000 through November 25, 2000         $1,393,000

                 October 1, 2000 through December 30, 2000         $2,350,000

                 October 1, 2000 through January 27, 2001          $3,722,000

                 October 1, 2000 through February 24, 2001         $5,152,000

                 October 1, 2000 through March 31, 2001            $6,866,000


        9.16 AFTER ACQUIRED REAL PROPERTY. If any Obligor hereafter acquires any Real Property, fixtures or any other Property that is of the kind or nature described in the Mortgages and such Real Property, fixtures or other Property at any one location has a fair market value in an amount equal to or greater than $100,000 (or if a Default or Event of Default exists, then regardless of the fair market value of such assets), without limiting any other rights of Agents or Lenders, or duties or obligations of Obligors, upon either Agent's request, Obligors shall execute and deliver to Collateral Agent a mortgage, deed of trust or deed to secure Debt, as Agents may determine, in form and substance substantially similar to the Mortgages and as to any provisions relating to specific state laws satisfactory to Agents and in form appropriate for recording in the real estate records of the jurisdiction in which such Real Property or other Property is located granting to Collateral Agent a first and only lien and mortgage on and security interest in such Real Property, fixtures or other Property (except as Obligors would otherwise be permitted to incur hereunder or under the Mortgages or as otherwise consented to in writing by Agents) and such other agreements, documents and instruments as Agents may require in connection therewith.

        9.17 COSTS AND EXPENSES. Borrowers shall jointly and severally pay to Agents and Lenders ON DEMAND all costs, expenses, filing fees and Taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Agents' and Lenders' rights in the Collateral, this Agreement, the other DIP Financing Documents and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording (including UCC financing statement filing taxes and fees, documentary Taxes, intangibles Taxes and mortgage recording Taxes and fees, if applicable); (b) costs and expenses and fees for insurance premiums, environmental audits, surveys, assessments, engineering reports and inspections, appraisal fees and search fees; (c) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Agents' and Lenders' customary charges and fees with respect thereto; (d) charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations; (e) costs and expenses of preserving and protecting the Collateral; (f) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and Liens of Collateral Agent, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other DIP Financing Documents or defending any claims made or threatened against any Agent or Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (g) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by any Agent or Lender during the course of periodic field examinations of the Collateral and Borrowers' operations, plus a per diem charge at the rate of $650 per person per day for Agents' and Lenders' examiners in the field and office; and (h) the fees and disbursements of counsel (including legal assistants) to Agents and Lenders and any Participant in connection with any of the foregoing.

        9.18 EXCESS AVAILABILITY. Borrowers shall maintain Excess Availability at all times after the Closing Date of at least $2,500,000.

        9.19 OBLIGATIONS CONSTITUTE SENIOR DEBT. Borrowers acknowledge and agree that it is the intent of the parties hereto that the Obligations constitute "Designated Senior Debt" and "Senior Debt" under (and as defined in) the Senior Subordinated Note Indenture.

        9.20 PAYMENT OF CLAIMS. Obligors shall not make any payment of principal or interest on account of any Claim against Obligors that arose prior to the Petition Date, other than the Pre-Petition Debt to Pre-Petition Agents and Pre-Petition Lenders and rent under leases in existence on the Petition Debt and other than as authorized by the Court after notice and a hearing with respect to Claims of employees of Obligors for wages, salary or employee benefits and related taxes and as authorized by the Court pursuant to the "first day orders" described in SECTION 4.1(J) hereof.

        9.21 FISCAL YEAR. Borrowers shall not establish a fiscal year different from the fiscal year in effect on the Closing Date.

        9.22 UPSTREAM PAYMENTS. Borrowers shall not create or suffer to exist any encumbrance or restriction on the ability of a Subsidiary to make any Upstream Payment, except for encumbrances or restrictions (i) pursuant to the DIP Financing Documents and (ii) existing under Applicable Law.

        9.23 FILING OF MOTIONS AND APPLICATIONS. No Obligor shall apply to the Court for authority to (i) take any action that is prohibited by the terms of any of the DIP Financing Documents, (ii) refrain from taking any action that is required to be taken by the terms of any of the DIP Financing Documents or the Financing Orders or (iii) permit any Debt or Claim to be pari passu with or senior to any of the Obligations.

        9.24 NOTICES. Notify Agents and Lenders in writing, promptly after any Obligor's obtaining knowledge thereof, of the termination or breach of any material contract; the occurrence of any Default or Event of Default; any Obligor's violation (or asserted violation) of any Applicable Law (including the Bankruptcy Code or any Environmental Law); any claim that any Obligor may make under any policy of insurance with respect to the Collateral; any pleading filed with the Court seeking from stay or conversion or dismissal of any of the Chapter 11 Cases; and any proposed sale of any of the Collateral (including with such notice copies of drafts of all instruments and agreements applicable to any such sale), which shall specify the identity of the proposed purchaser, the terms of the proposed sale and the expected date of closing, subject to Court approval. Obligors shall provide, or shall cause their counsel in the Chapter 11 Cases to provide, each Agent's and Lender's counsel with copies of all pleadings, motions, reports, applications and other papers filed by Obligors with the Court as well as copies of all billing and expense statements received from any Professional Person. Obligors shall include counsel for Agents on any "Special Notice List" or other similar list of parties to be served with papers in the Chapter 11 Cases.

        9.25 FURTHER ASSURANCES. At the request of either Agent at any time and from time to time, Obligors shall, at its expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the Liens and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other DIP Financing Documents. Agents may at any time and from time to time request a certificate from an officer of Borrowers representing that all conditions precedent to the making of Loans and providing Letter of Credit Accommodations contained herein are satisfied. In the event of such request by Agents, Lenders may, at their option, cease to make any further Loans or provide any further Letter of Credit Accommodations until Agents have received such certificate and, in addition, Agents have determined that such conditions are satisfied. Where permitted by law, Obligors hereby authorize Collateral Agent to execute and file one or more UCC financing statements signed only by Collateral Agent.

SECTION 10. EVENTS OF DEFAULT AND REMEDIES

        10.1 EVENTS OF DEFAULT. The occurrence or existence of any one or more of the following events are referred to herein individually as an "Event of Default," and collectively as "Events of Default":

                    (a) Borrowers shall fail to pay any of the Obligations as and when due and payable (whether due at stated maturity, ON DEMAND, upon acceleration or otherwise);

                    (b) Obligors shall fail or neglect to perform, keep or observe any covenant contained in SECTIONS 6.5, 6.9, 7.2, 7.3, 7.4, 7.7, 8.9, 9.2, 9.3, 9.4, 9.5, 9.6 through 9.14, 9.15, 9.16, 9.18, 9.20 or
        9.22 through 9.24 hereof on the date that Obligors are required to perform, keep or observe such covenant;

                    (c) any Obligor shall fail or neglect to perform, keep or observe any covenant contained in SECTION 7.1 hereof and the breach of such covenant is not cured to Agents' satisfaction within 1 Business Day after the sooner to occur of any Senior Officer's receipt of notice of such breach from either Agent or the date on which such failure or neglect first becomes known to any Senior Officer; provided, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe such covenant which is a willful and knowing breach by Obligors; provided further, however, that Borrowers shall not be entitled to obtain any Loans or Letter of Credit Accommodations on any day for which they have not provided a Borrowing Base Certificate as required by SECTION 7.1 hereof;

                    (d) any Obligor shall fail or neglect to perform, keep or observe any covenant contained in this Agreement or in any of the other DIP Financing Documents (other than a covenant that is dealt with specifically elsewhere in SECTION 10.1 hereof) and the breach of such other covenant is not cured to Agents' satisfaction within 15 days after the sooner to occur of any Senior Officer's receipt of notice of such breach from either Agent or the date on which such failure or neglect first becomes known to any Senior Officer; provided, however, that such notice and opportunity to cure shall not apply in the case of any failure to perform, keep or observe any covenant which is not capable of being cured at all or within such 15-day period (or to the extent provided above, 15-day period) or which is a willful and knowing breach by Obligors;

                    (e) any representation, warranty or statement of fact made by Obligor to either or both Agents or any Lender in this Agreement, the other DIP Financing Documents or any other agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;

                    (f) any Guarantor revokes, terminates or fails to perform its guaranty obligations set forth in this Agreement;

                    (g) any judgment for the payment of money is rendered against any Borrower or other Obligor in excess of $250,000 in any one case or in excess of $1,000,000 in the aggregate and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against any Borrower or other Obligor or any of their assets;

                    (h) any Borrower or other Obligor, which is a partnership, limited liability company, limited liability partnership or a corporation, dissolves or suspends or discontinues doing business, except as otherwise permitted herein;

                    (i) Obligors shall fail to comply with any of the provisions of the Financing Orders; a trustee shall be appointed in any Chapter 11 Case; an examiner shall be appointed in any Chapter 11 Case with enlarged powers (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code; any Chapter 11 Case shall be dismissed or converted to a case under Chapter 7; any Obligor or any Affiliate of an Obligor shall obtain Court approval of a disclosure statement for a Reorganization Plan other than an Acceptable Plan or a Confirmation Order shall be entered with respect to a Reorganization Plan proposed by a Person other than Obligors if such Reorganization Plan is not an Acceptable Plan; there shall be filed by any Obligor any motion to sell all or a substantial part of the Collateral on terms that are not acceptable to Agents in their sole discretion; any substantial part of any Obligor's assets, other than the Collateral, shall be sold by such Obligor and, as a consequence of such sale, any Obligor is not able to continue its business operations in substantially the same manner as was conducted by it prior to such sale; any Obligor shall file any motion to alter, amend, vacate, supplement, modify, or reconsider, in any respect, either of the Financing Orders or, without each Agents' prior written consent, either of the Financing Orders is amended, vacated, stayed, reversed or otherwise modified; the Court shall enter an order granting to any Person other than Collateral Agent relief from the automatic stay to foreclose upon a Lien with respect to any Property of Obligors that has an aggregate book value in excess of $100,000 or with respect to any of the Collateral (without regard to its value), unless such relief has been consented to by Borrowers, is based upon a Permitted Lien with priority over the Liens of Agents and Lenders, and will not have a Material Adverse Effect; an order shall be entered for the substantive consolidation of the Estate of any Borrower with any other Person; Borrowers shall not have sufficient Availability on any date to pay, or shall otherwise fail to pay as and when due and payable, all administrative costs or expenses incurred by it in the Chapter 11 Cases that are due and payable on such date; any Obligor shall file a motion or other request with the Court seeking authority to use any cash proceeds of the Collateral or to obtain any financing under Section 364(d) of the Bankruptcy Code secured by a priming Lien, or Lien of equal priority with Agents' Liens, upon any Collateral, in each case without Agents' prior written consent; Obligors shall challenge the validity, perfection or priority of any Liens of Collateral Agent securing the Pre-Petition Debt or the validity or enforceability of any of the Pre-Petition Loan Documents; or, without Agents' consent, any Obligor shall discontinue all or any material part of its business operations or commence an orderly wind-down or liquidation of any material part of the Collateral;

                    (j) any covenant, agreement or obligation of Obligors contained in or evidenced by any of the DIP Financing Documents shall cease to be enforceable or shall be determined to be unenforceable in accordance with its terms; Obligors shall deny or disaffirm its obligations under any of the DIP Financing Documents or Liens granted in connection therewith; or the Liens granted in any of the Collateral shall be determined to be voidable, invalid or subordinated or shall be determined, with respect to any material part of the Collateral, to be unperfected or not to have the priority contemplated by this Agreement;

                    (k) there shall be a material adverse change in the business or assets or prospects of Obligors taken as a whole after the date hereof; or

                    (l) there shall occur or exist an event of default under any of the other DIP Financing Documents.

         10.2  REMEDIES.

               (a) At any time an Event of Default exists or has occurred and is continuing, but subject at all times to any limitations in the Financing Orders, Agents and Lenders shall have all rights and remedies available under the Pre-Petition Loan Documents to enforce collection of any Pre-Petition Debt then outstanding as well as the rights and remedies provided in this Agreement, the other DIP Financing Documents, the Financing Orders, the UCC and other Applicable Law to enforce collection of the Obligations, all of which rights and remedies may be exercised without notice to or consent by any Borrower or other Obligor, except as such notice or consent is expressly provided for hereunder or required by Applicable Law. All rights, remedies and powers granted to Agents and Lenders hereunder, under any of the other DIP Financing Documents, the Pre-Petition Loan Documents, the Financing Orders, the UCC or other Applicable Law, are cumulative, not exclusive and enforceable, in Agents' and Lenders' discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Obligors of this Agreement or any of the other DIP Financing Documents. Agents and Lenders may, at any time or times, proceed directly against any or all Borrowers or other Obligor to collect the principal balance of the Pre-Petition Debt or Obligations and all interest accrued thereon without prior recourse to any Collateral.

               (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, either or both of Agents may, in their discretion (and shall if requested to do so by Required Lenders) and without limitation, (i) terminate the DIP Facility pursuant to SECTION 14(A) hereof and the Commitments, (ii) accelerate the payment of the principal balance of the Obligations and all interest accrued thereon and demand immediate payment thereof to Collateral Agent for the Pro Rata benefit of Lenders, (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require Obligors, at Borrowers' expense, to assemble and make available to Collateral Agent any part or all of the Collateral at any place and time designated by Collateral Agent, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral,
(v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Collateral Agent or elsewhere) at such prices or terms as Agents may deem reasonable, for cash, upon credit or for future delivery, with Collateral Agent having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Obligors, which right or equity of redemption is hereby expressly waived and released by each Obligor, (vii) exercise all of Agents' rights and remedies under the Mortgages with respect to any Real Esate, and/or (viii) terminate the DIP Facility. If any of the Collateral is sold or leased by Collateral Agent upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Collateral Agent. If notice of disposition of Collateral is required by law, five (5) days prior notice by Collateral Agent to Borrowers designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Obligors waive any other notice. In the event Collateral Agent institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Obligors waive the posting of any bond which might otherwise be required.

               (c) Collateral Agent may apply the cash proceeds of Collateral actually received by Collateral Agent from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Agents and Lenders may elect, whether or not then due. Borrowers shall remain liable to Agents and Lenders for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

               (d) Without limiting the foregoing, upon the occurrence of a Default or Event of Default, Agents and Lenders may, at their option, without notice, (i) cease making Loans or arranging for Letter of Credit Accommodations or reduce the lending formulas or amounts of Revolving Loans and Letter of Credit Accommodations available to Borrowers and/or (ii) terminate any provision of this Agreement providing for any future Loans or Letter of Credit Accommodations to be made by Agents and Lenders to Borrowers.

               (e) Each Agent is hereby irrevocably granted a license or other right to use, without charge, each Obligor's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Obligor's rights under all licenses and all franchise agreements shall inure to Agents' and Lenders' benefit. Any proceeds realized from the sale of any Collateral, to the extent the same are not applied to the Pre-Petition Debt, may be applied to the Obligations, after allowing 2 Business Days for collection, to principal, interest, fees and expenses (including Extraordinary Expenses) in such order and manner as Agent and Lenders, in their sole discretion, may determine, provided that, as among Agent and Lenders, all payments and proceeds shall be allocated as provided in Section 6.10 of this Agreement.

SECTION 11.    AGENTS

         11.1  APPOINTMENT, AUTHORITY AND DUTIES OF AGENTS.

               (a) Each Lender hereby irrevocably appoints and designates Congress to serve as Administrative Agent on the terms and subject to the conditions set forth herein and hereby appoints and designates Fleet National Bank to serve as Collateral Agent on the terms and subject to the conditions set forth herein. Each Agent may, and each Lender by its acceptance of a Note shall be deemed irrevocably to have authorized each Agent to, enter into all DIP Financing Documents to which such Collateral Agent is to be a party on the Closing Date and all amendments thereto and all other DIP Financing Documents thereafter executed by any Obligor, and to exercise such rights and powers under this Agreement and the other DIP Financing Documents as are specifically delegated to such Agent by the terms hereof and thereof, together with such other rights and powers as are reasonably incidental thereto. Each Lender agrees that any action taken by either or both Agents or the Required Lenders in accordance with the provisions of this Agreement or the other DIP Financing Documents, and the exercise by either or both Agents or the Required Lenders of any of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders.

               (b) Collateral Agent shall have the sole and exclusive right and authority (subject to the direction of the Required Lenders) to (i) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection with this Agreement and the other DIP Financing Documents; (ii) execute and deliver as Collateral Agent each DIP Financing Document to which it is a party and accept delivery of each such agreement delivered by Borrowers or any other Obligor; (iii) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by this Agreement or the other DIP Financing Documents with respect to all material items of the Collateral and, subject to the direction of the Required Lenders, for all other purposes stated therein, provided, that Collateral Agent hereby appoints, authorizes and directs each Lender to act as a collateral sub-agent for Collateral Agent and the other Lenders for purposes of the perfection of all security interests and Liens with respect to Borrowers' Deposit Accounts maintained with, and all cash and cash equivalents held by, such Lender; (iv) subject to the direction of the Required Lenders, manage, supervise or otherwise deal with the Collateral; and (v) except as may be otherwise specifically restricted by the terms of this Agreement and subject to the direction of the Required Lenders, exercise all remedies given to Collateral Agent with respect to any of the Collateral under the DIP Financing Documents relating thereto, Applicable Law or otherwise.

               (c) The duties of each Agent shall be ministerial and administrative in nature, and neither Agent shall have by reason of this Agreement or any other DIP Financing Document a fiduciary relationship with any Lender (or any Lender's Participants). Unless and until its authority to do so is revoked in writing by the Required Lenders, Agents alone shall be authorized to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory (basing such determination in each case upon the meanings set forth herein), or whether to impose, release, increase or decrease any reserve, and to exercise its own credit judgment in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate each Agent from any liability to Lenders or any other Person for any errors in judgment.

               (d) Neither Agent (which term, as used in this sentence, shall include reference to each Agent's Affiliates and to the officers, directors, employees and agents of each Agent's Affiliates) shall: (a) have any duties or responsibilities except those expressly set forth in this Agreement and the other DIP Financing Documents or (b) be required to take, initiate or conduct any litigation, foreclosure or collection proceedings hereunder or under any of the other DIP Financing Documents except to the extent directed to do so by the Required Lenders during the continuance of any Event of Default. The conferral upon Agents of any right hereunder shall not imply a duty on such Agent's part to exercise any such right unless instructed to do so by the Required Lenders in accordance with this Agreement.

               (e) Each Agent may perform any of its duties by or through its agents and employees and may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Borrowers shall promptly (and in any event, ON DEMAND) reimburse each Agent for all reasonable expenses (including all Extraordinary Expenses) incurred by such Agent pursuant to any of the provisions hereof or of any of the other DIP Financing Documents or in the execution of any of such Agent's duties hereby or thereby created or in the exercise of any right or power herein or therein imposed or conferred upon it or Lenders (excluding, however, general overhead expenses), and each Lender agrees promptly to pay to such Agent, ON DEMAND, such Lender's Pro Rata share of any such reimbursement for expenses (including Extraordinary Expenses) that is not timely made by Borrowers to such Agent.

               (f) The rights, remedies, powers and privileges conferred upon Agents hereunder and under the other DIP Financing Documents may be exercised by Agents without the necessity of the joinder of any other parties unless otherwise required by Applicable Law. If Agents shall request instructions from the Required

Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any of the other DIP Financing Documents, Agents shall be entitled to refrain from such act or taking such action unless and until Agents shall have received instructions from the Required Lenders; and Agents shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against an Agent as a result of such Agent acting or refraining from acting hereunder or under any of the DIP Financing Documents pursuant to or in accordance with the instructions of the Required Lenders except for such Agent's own gross negligence or willful misconduct in connection with any action taken by it. Notwithstanding anything to the contrary contained in this Agreement, neither Agent shall be required to take any action that is in its opinion contrary to Applicable Law or the terms of any of the DIP Financing Documents or that would in its reasonable opinion subject it or any of its officers, employees or directors to personal liability; provided, however, that if an Agent shall fail or refuse to take action that is not contrary to Applicable Law or to any of the terms of any of the DIP Financing Documents even if such action in such Agent's opinion would subject it to potential liability, the Required Lenders may remove such Agent and appoint a successor Agent in the same manner and with the same effects as is provided in this Agreement with respect to such Agent's resignation.

               (g) Each Agent shall promptly, upon receipt thereof, forward to each Lender (i) copies of any significant written notices, reports, certificates and other information received by such Agent from any Obligor (but only if and to the extent such Obligor is not required by the terms of the DIP Financing Documents to supply such information directly to Lenders) and (ii) copies of the results of any field audits by such Agent with respect to Borrowers. No Agent shall have any liability to any Lender for any errors in or omissions from any field audit or other examination of Borrowers or the Collateral, unless such error or omission was the direct result of such Agent's willful misconduct.

         11.2 AGREEMENTS REGARDING COLLATERAL. Lenders hereby irrevocably authorize Collateral Agent, at its option and in its discretion, to release any Lien upon any Collateral (i) upon the termination of the DIP Facility and payment or satisfaction of all of the Obligations or (ii) constituting Equipment sold or disposed of in accordance with the terms of this Agreement if Borrowers certifies to Agents that the disposition is made in compliance with the terms of this Agreement (and Collateral Agent may rely conclusively on any such certificate, without further inquiry). Except as expressly authorized or required by this Agreement or Applicable Law, Collateral Agent shall not execute any release or termination of any Lien upon any of the Collateral without the prior written authorization of all Lenders. Neither Agent shall have any obligation whatsoever to any of the Lenders to assure that any of the Collateral exists or is owned by Obligors or is cared for, protected or insured or has been encumbered, or that Collateral Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or entitled to any particular priority or to exercise at any duty of care with respect to any of the Collateral.

         11.3 RELIANCE BY AGENTS. Each Agent shall be entitled to rely, and shall be fully protected in so relying, upon any certification, notice or other communication (whether given by telephone, telex, telegram, telecopier message or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by this Agreement or any of the other DIP Financing Documents, such Agent shall in all cases be fully protected in acting or refraining from acting hereunder and thereunder in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding upon Lenders.



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         11.4 ACTION UPON DEFAULT. Neither Agent shall be deemed to have knowledge of the occurrence of a Default or an Event of Default unless it has received written notice from a Lender or Borrowers specifying the occurrence and nature of such Default or Event of Default. If an Agent shall receive such a notice of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, such Agent shall promptly notify Lenders in writing and such Agent shall take such action and assert such rights under this Agreement and the other DIP Financing Documents, or shall refrain from taking such action and asserting such rights, as the Required Lenders shall direct from time to time. If any Lender shall receive a notice of a Default or an Event of Default or shall otherwise acquire actual knowledge of any Default or Event of Default, such Lender shall promptly notify Agents and the other Lenders in writing. As provided in SECTION 11.3 hereof, neither Agent shall be subject to any liability by reason of acting or refraining to act pursuant to any request of the Required Lenders except for its own willful misconduct or gross negligence in connection with any action taken by it. Before directing an Agent to take or refrain from taking any action or asserting any rights or remedies under this Agreement and the other DIP Financing Documents on account of any Event of Default, the Required Lenders shall consult with and seek the advice of (but without having to obtain the consent of) each other Lender, and promptly after directing such Agent to take or refrain from taking any such action or asserting any such rights, the Required Lenders will so advise each other Lender of the action taken or refrained from being taken and, upon request of any Lender, will supply information concerning actions taken or not taken. In no event shall the Required Lenders, without the prior written consent of each Lender, direct either Agent to accelerate and demand payment of the Loans held by one Lender without accelerating and demanding payment of all other Loans or to terminate the Commitments of one or more Lenders without terminating the Commitments of all Lenders. Each Lender agrees that, except as otherwise provided in any of the DIP Financing Documents, it will not take any legal action or institute any action or proceeding against any Obligor with respect to any of the Obligations or Collateral or accelerate or otherwise enforce its portion of the Obligations unless consented to in writing by Agents and the Required Lenders. Without limiting the generality of the foregoing, none of Lenders may exercise any right that it might otherwise have under Applicable Law to credit bid at foreclosure sales, UCC sales or other similar sales or dispositions of any of the Collateral except as authorized by the Required Lenders. Notwithstanding anything to the contrary set forth in this SECTION 11.4 or elsewhere in this Agreement, each Lender shall be authorized to take such action to preserve or enforce its rights against any Obligor where a deadline or limitation period is otherwise applicable and would, absent the taken of specified action, bar the enforcement of Obligations held by such Lender against such Obligor, including the filing of proofs of claim in any case under the Bankruptcy Code or in any other insolvency proceeding. Notwithstanding anything to the contrary contained in this SECTION 11.4 or elsewhere in this Agreement, each Lender shall be authorized to take such action to preserve or enforce its rights against any Obligor where a deadline or limitation period is otherwise applicable and would, absent the taking of specified action, bar the enforcement of Obligations held by such Lender against such Obligor, including the filing of proofs of claim in any insolvency proceeding.

         11.5 RATABLE SHARING. If any Lender shall obtain any payment or reduction (including any amounts received as adequate protection of a bank account deposit treated as cash collateral under the Bankruptcy Code) of any Obligation of Borrowers hereunder (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its Pro Rata share of payments or reductions on account of such Obligations obtained by all of the Lenders, such Lender shall forthwith (i) notify the other Lenders and Agents of such receipt and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lenders to share the excess payment or reduction, net of costs incurred in connection therewith, on a Pro Rata basis, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lenders or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this SECTION 11.5 may, to the fullest extent permitted by Applicable Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

         11.6  INDEMNIFICATION OF AGENTS.

               (a) Each Lender agrees to indemnify and defend the Agent Indemnitees (to the extent not reimbursed by Borrowers under this Agreement, but without limiting the indemnification obligation of Borrowers under this Agreement), on a Pro Rata basis, and to hold each of the Agent Indemnitees harmless from and against, any and all Claims which may be imposed on, incurred by or asserted against any of the Agent Indemnitees in any way related to or arising out of this Agreement or any of the other DIP Financing Documents or any other document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses which Borrowers are obligated to pay under SECTION 13.5 hereof or amounts Agent may be called upon to pay in connection with any lockbox or Blocked Account arrangement contemplated hereby) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they result solely from the willful misconduct or gross negligence of such Agent Indemnitee.

               (b) Without limiting the generality of the foregoing provisions of this SECTION 11.6, if an Agent should be sued by any receiver, trustee in bankruptcy, debtor-in-possession or other Person on account of any alleged preference or fraudulent transfer received or alleged to have been received from Borrowers or any other Obligor as the result of any transaction under the DIP Financing Documents, then in such event any monies paid by such Agent in settlement or satisfaction of such suit, together with all Extraordinary Expenses incurred by such Agent in the defense of same, shall be promptly reimbursed to such Agent by Lenders to the extent of each Lender's Pro Rata share.

               (c) Without limiting the generality of the foregoing provisions of this SECTION 11.6, if at any time (whether prior to or after the Commitment Termination Date) any action or proceeding shall be brought against any of the Agent Indemnitees by an Obligor or by any other Person claiming by, through or under an Obligor, to recover damages for any act taken or omitted by an Agent under any of the DIP Financing Documents or in the performance of any rights, powers or remedies of such Agent against any Obligor, any account debtor, the Collateral or with respect to any Loans, or to obtain any other relief of any kind on account of any transaction involving any Agent Indemnitees under or in relation to any of the DIP Financing Documents, each Lender agrees to indemnify, defend and hold the Agent Indemnitees harmless with respect thereto and to pay to the Agent Indemnitees such Lender's Pro Rata share of such amount as any of the Agent Indemnitees shall be required to pay by reason of a judgment, decree, or other order entered in such action or proceeding or by reason of any compromise or settlement agreed to by the Agent Indemnitees, including all interest and costs assessed against any of the Agent Indemnitees in defending or compromising such action, together with attorneys' fees and other legal expenses paid or incurred by the Agent Indemnitees in connection therewith; provided, however, that no Lender shall be liable to any Agent Indemnitee for any of the foregoing to the extent that they arise solely from the willful misconduct or gross negligence of such Agent Indemnitee. In Agents' discretion, Agents may also reserve for or satisfy any such judgment, decree or order from proceeds of Collateral prior to any distributions therefrom to or for the account of Lenders.

         11.7 LIMITATION ON RESPONSIBILITIES OF AGENTS. Each Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances to its satisfaction from Lenders of their indemnification obligations under SECTION 11.6 hereof against any and all Claims which may be incurred by such Agent by reason of taking or continuing to take any such action. Neither Agent shall be liable to Lenders (or any Lender's Participants) for any action taken or omitted to be taken under or in connection with this Agreement or the other DIP Financing Documents except as a result of actual gross negligence or willful misconduct on the part of such Agent. Neither Agent assumes any responsibility for any failure or delay in performance or breach by any Obligor or any Lender of its obligations under this Agreement or any of the other DIP Financing Documents. Neither Agent makes to Lenders, and no Lender makes to either or both Agents or the other Lenders, any express or implied warranty, representation or guarantee with respect to the Loans, the Collateral, the DIP Financing Documents or any Obligor. Neither Agent nor any of their respective agents, attorneys or employees shall be responsible to Lenders, and no Lender nor any of its agents, attorneys or employees shall be responsible to Agents or the other Lenders, for: (i) any recitals, statements, information, representations or warranties contained in any of the DIP Financing Documents or in any certificate or other document furnished pursuant to the terms hereof;
(ii) the execution, validity, genuineness, effectiveness or enforceability of any of the DIP Financing Documents; (iii) the validity, genuineness, enforceability, collectibility, value, sufficiency or existence of any Collateral, or the perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of any Obligor or any account debtor. Neither Agent shall have any obligation to any Lender to ascertain or inquire into the existence of any Default or Event of Default, the observance or performance by any Obligor of any of the duties or agreements of such Obligor under any of the DIP Financing Documents or the satisfaction of any conditions precedent contained in any of the DIP Financing Documents. Agents may consult with and employ legal counsel, accountants and other experts and shall be entitled to act upon, and shall be fully protected in any action taken in good faith reliance upon, any advice given by such experts.

         11.8  SUCCESSOR AGENTS AND CO-AGENTS.

               (a) Subject to the appointment and acceptance of a successor agent as provided below, an Agent may resign at any time by giving at least 30 days written notice thereof to the other Agent, each Lender and Borrowers. Upon receipt of any notice such resignation, the Required Lenders, after prior consultation with (but without having to obtain consent of) each Lender, shall have the right to appoint a successor Agent which shall be (i) a Lender, (ii) a United States based Affiliate of a Lender, or (iii) a commercial bank that is organized under the laws of the United States or of any State thereof and has a combined capital surplus of at least $100,000,000 (or an asset based lending affiliate of any such bank) and is reasonably acceptable to Borrowers (and for purposes hereof, any successor to Congress or Fleet National Bank shall be deemed acceptable to Borrowers). Upon the acceptance by a successor Agent of an appointment as an Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent without further act, deed or conveyance, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 11 (including the provisions of SECTION 11.6 hereof) shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding anything to the contrary contained in this Agreement, any successor by merger or acquisition of the stock or assets of Congress or Fleet National Bank shall continue to be Administrative Agent or Collateral Agent, respectively, hereunder unless such successor shall resign in accordance with the provisions hereof.

               (b) It is the purpose of this Agreement that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business as agent or otherwise in any jurisdiction. It is recognized that, in case of litigation under any of the DIP Financing Documents, or in case an Agent deems that by reason of present or future laws of any jurisdiction such Agent might be prohibited from exercising any of the powers, rights or remedies granted to such Agent or Lenders hereunder or under any of the DIP Financing Documents or from holding title to or a Lien upon any Collateral or from taking any other action which may be necessary hereunder or under any of the DIP Financing Documents, such Agent may appoint an additional Person as a separate collateral agent or co-collateral agent which is not so prohibited from taking any of such actions or exercising any of such powers, rights or remedies. If an Agent shall appoint an additional Person as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by any of the DIP Financing Documents to be exercised by or vested in or conveyed to such Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by either of them. Should any instrument from Lenders be required by the separate collateral agent or co-collateral agent so appointed by an Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, any and all of such instruments shall, on request, be executed, acknowledged and delivered by Lenders whether or not a Default or Event of Default then exists. In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by Applicable Law, shall vest in and be exercised by the Collateral Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

         11.9  CONSENTS, AMENDMENTS AND WAIVERS.

               (a) No amendment or modification of any provision of this Agreement shall be effective without the prior written agreement of the Required Lenders and Borrowers, and no waiver of any Default or Event of Default shall be effective without the prior written consent of the Required Lenders; provided, however, that, (i) without the prior written consent of Collateral Agent, no amendment or waiver shall be effective with respect to any provision in any of the DIP Financing Documents (including this SECTION 11), to the extent such provision relates to the rights, duties or immunities of Collateral Agent; (ii) without the prior written consent of Administrative Agent, no amendment or waiver shall be effective with respect to any provision in any of the DIP

Financing Documents (including this SECTION 11), to the extent such provision relates to the rights, duties or immunities of Administrative Agent; (iii) without the prior written consent of Fleet Capital and Congress, no waiver or amendment with respect to the provisions of Section 2.2 OR 6.1(C) shall be effective, and without the prior written consent of Fleet Capital, no waiver or amendment of SECTION 6.1(C) shall be effective; (iv) without the prior consent of all Lenders, no waiver of any Default or Event of Default shall be effective if the Default or Event of Default relates to Obligors' failure to observe or perform any covenant that may not be amended without the unanimous written consent of Lenders as hereinafter set forth in this SECTION 11.9; and (v) the written agreement of all Lenders (except defaulting Lenders as provided in SECTION 6.2 of this Agreement) shall be required to effectuate any amendment, modification or waiver that would (a) alter the provisions of SECTIONS 2.1(A), 3.1(F), 6.9, 10, 11 or 14, the definitions of "Availability Reserve," and the other defined terms used in such definitions, "Pro Rata," "Required Lenders" or any provision of this Agreement obligating Agents to take certain actions at the direction of the Required Lenders, or any provision of any of the DIP Financing Documents regarding the Pro Rata treatment or obligations of Lenders; (b) increase or otherwise modify any provision of any Lender's Commitment (other than to reduce proportionately each Lender's Commitment in connection with any overall reduction in the amount of this Agreement); (c) alter or amend (other than to increase) the rate of interest payable in respect of the Loans (except as may be expressly authorized by the DIP Financing Documents or as may be necessary, in Collateral Agent's judgement, to comply with Applicable Law); (d) waive or agree to defer collection of any fee, termination charge or other charge provided for under any of the DIP Financing Documents or the unused line fee in SECTION 3 hereof; (e) subordinate the payment of any of the Obligations to any other debt or the priority of any Liens granted to Collateral Agent under any of the DIP Financing Documents to Liens granted to any other Person, except as currently provided in or contemplated by the DIP Financing Documents in connection with Borrowers' incurrence of permitted purchase money debt, and except for Liens granted by an Obligor to financial institutions with respect to amounts on deposit with such financial institutions to cover returned items, processing and analysis charges and other charges in the ordinary course of business that relate to deposit accounts with such financial institutions; (f) alter the time or amount of repayment of any of the Loans or waive any Event of Default resulting from nonpayment of the Loans on the due date thereof (or within any applicable period of grace); (g) forgive any of the Obligations, except any portion of the Obligations held by a Lender who consents in writing to such forgiveness; or (h) release any Obligor from liability for any of the Obligations. No Lender shall be authorized to amend or modify any Note held by it, unless such amendment or modification is consented to in writing by all Lenders; provided, however, that the foregoing shall not be construed to prohibit an amendment or modification to any provision of this Agreement that may be effected pursuant to this SECTION 11.9 by agreement of Borrowers and the Required Lenders even though such an amendment or modification results in an amendment or modification of the Notes by virtue of the incorporation by reference in each of the Notes of this Agreement. The making of any Loans hereunder by any Lender during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default. Any waiver or consent granted by Lenders hereunder shall be effective only if in writing and then only in the specific instance and for the specific purpose for which it was given.

               (b) In connection with any proposed amendment to any of the DIP Financing Documents or waiver of any of the terms thereof or any Default or Event of Default thereunder, Borrowers shall not solicit, request or negotiate for or with respect to any such proposed amendment or waiver of any of the provisions of this Agreement or any of the other DIP Financing Documents unless each Lender shall be informed thereof by Borrowers and shall be afforded an opportunity of considering the same and supplied by Borrowers with sufficient information to enable it to make an informed decision with respect thereto. Borrowers will not, directly or indirectly, pay or cause to be paid any remuneration or other thing of value, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as a Lender hereunder) as consideration for or as an inducement to the consent to or agreement by such Lender with any waiver or amendment of any of the

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terms and provisions of this Agreement or any of the other DIP Financing
Documents unless such remuneration or thing of value is concurrently paid, on the same terms, on a Pro Rata basis to all Lenders.

         11.10 DUE DILIGENCE AND NON-RELIANCE. Each Lender hereby acknowledges and represents that it has, independently and without reliance upon Agents or the other Lenders, and based upon such documents, information and analysis as it has deemed appropriate, made its own credit analysis of each Obligor and its own decision to enter into this Agreement and to fund the Loans to be made by it hereunder and to purchase participations in the Letter of Credit Accommodations pursuant to SECTION 2.2 hereof, and each Lender has made such inquiries concerning the DIP Financing Documents, the Collateral and each Obligor as such Lender feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the other DIP Financing Documents without the intervention or participation of the other Lenders or Agents. Each Lender hereby further acknowledges and represents that the other Lenders and Agents have not made any representations or warranties to it concerning any Obligor, any of the Collateral or the legality, validity, sufficiency or enforceability of any of the DIP Financing Documents. Each Lender also hereby acknowledges that it will, independently and without reliance upon the other Lenders or Agents, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in making Loans and in taking or refraining to take any other action under this Agreement or any of the other DIP Financing Documents. Except for notices, reports and other information expressly required to be furnished to Lenders by Collateral Agent hereunder, neither Agent shall have any duty or responsibility to provide any Lender with any notices, reports or certificates furnished to such Agent by any Obligor or any credit or other information concerning the affairs, financial condition, business or Properties of any Obligor (or any of its Affiliates) which may come into possession of such Agent or any of such Agent's Affiliates.

         11.11 REPRESENTATIONS AND WARRANTIES OF LENDERS. By its execution of this Agreement, each Lender hereby represents and warrants to Borrowers, Agents and the other Lenders that it has the power to enter into and perform its obligations under this Agreement and the other DIP Financing Documents, and that it has taken all necessary and appropriate action to authorize its execution and performance of this Agreement and the other DIP Financing Documents to which it is a party, each of which will be binding upon it and the obligations imposed upon it herein or therein will be enforceable against it in accordance with the respective terms of such documents.

         11.12 REQUIRED LENDERS. As to any provisions of this Agreement or the other DIP Financing Documents under which action may or is required to be taken upon direction or approval of the Required Lenders, the direction or approval of the Required Lenders shall be binding upon each Lender to the same extent and with the same effect as if each Lender had joined therein. Notwithstanding anything to the contrary contained in this Agreement, Borrowers shall not be deemed to be a beneficiary of, or be entitled to enforce, sue upon or assert as a defense to any of the Obligations, any provisions of this Agreement that requires either or both Agents or any Lender to act, or conditions their authority to act, upon the direction or consent of the Required Lenders; and any action taken by an Agent or any Lender that requires the consent or direction of the Required Lenders as a condition to taking such action shall, insofar as Borrowers are concerned, be presumed to have been taken with the requisite consent or direction of the Required Lenders.

         11.13 SEVERAL OBLIGATIONS. The obligations and commitments of each Lender under this Agreement and the other DIP Financing Documents are several and neither Agents nor any Lender shall be responsible for the performance by the other Lenders of its obligations or commitments hereunder or thereunder. Notwithstanding any liability of Lenders stated to be joint and several to third Persons under any of the DIP Financing Documents, such liability shall be shared, as among Lenders, Pro Rata according to the respective Revolving Commitments of Lenders.

         11.14 AGENTS IN THEIR INDIVIDUAL CAPACITIES. With respect to its obligation to lend under this Agreement, the Revolving Loans made by it and each
Note issued to it, each Agent shall have the same rights and powers hereunder and under the other DIP Financing Documents as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders," "Required Lenders," or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its capacity as a Lender. Agents and their respective Affiliates may each accept deposits, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with Borrowers or any other Obligor, or any Affiliate of Borrowers or any other Obligor, as if it were any other bank and without any duty to account therefor to the other Lenders.

         11.15 NO THIRD-PARTY BENEFICIARIES. Except as expressly provided in
SECTION 11.17 hereof, this Section 11 is not intended to confer any rights or benefits upon Obligors or any other Person except Lenders and Agents, and no Person (including Obligors) other than Lenders and Agents shall have any right to enforce any of the provisions of this SECTION 11. As between Obligors and Agents, any action that Agents may take or purport to take on behalf of Lenders under any of the DIP Financing Documents shall be conclusively presumed to have been authorized and approved by Lenders as herein provided.

         11.16 NOTICE OF TRANSFER. Agents may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Revolving Loans for all purposes, unless and until a written notice of the assignment or transfer thereof executed by such Lender has been received by Agents.

         11.17 REPLACEMENT OF CERTAIN LENDERS. If a Lender ("Affected Lender") shall have (i) failed to fund its Pro Rata share of any Revolving Loan requested by Borrowers which such Lender is obligated to fund under the terms of this Agreement and which such failure has not been cured, (ii) requested compensation from Borrowers under SECTION 3.6 and 6.11 to recover increased costs or Taxes incurred by such Lender (or its parent or holding company) which are not being incurred generally by the other Lenders (or their respective parents or holding companies), or (iii) delivered a notice hereunder claiming that such Lender is unable to extend LIBOR Rate Loans to Borrowers for reasons not generally applicable to the other Lenders, then, in any such case and in addition to any other rights and remedies that Agents, any other Lender or Borrowers may have against such Affected Lender, Borrowers or either Agent may make written demand on such Affected Lender (with a copy to Agents in the case of a demand by Borrowers and a copy to Borrowers in the case of a demand by Agents) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within five (5) Business Days after the date of such demand, to one or more Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by either Agent, all of such Affected Lender's rights and obligations under this Agreement (including its Revolving Commitments and all Revolving Loans owing to it) in accordance with SECTION 12 hereof. Collateral Agent is hereby irrevocably authorized to execute one or more Assignment and Acceptances as attorney-in-fact for any Affected Lender which fails or refuses to execute and deliver the same within five (5) Business Days after the date of such demand. The Affected Lender shall be entitled to receive, in cash and concurrently with execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected Lender hereunder or under any other DIP Financing Document, including the aggregate outstanding principal amount of the Revolving Loans owed to such Lender, together with accrued interest thereon through the date of such assignment. Upon the replacement of any Affected Lender pursuant to this SECTION 11.17, such Affected Lender shall cease to have any participation in, entitlement to, or other right to share in the Liens of Collateral Agent in any Collateral and such Affected Lender shall have no further liability to Collateral Agent, any Lender or any other Person under any of the DIP Financing Documents (except as provided in SECTION 11.6 hereof as to events or transactions which occur prior to the replacement of such Affected Lender), including any commitment to make Loans or purchase participations in Letter of Credit Accommodations.

         11.18  REMITTANCE OF PAYMENTS AND COLLECTIONS.

               (a) All payments by any Lender to an Agent shall be made not later than the time set forth elsewhere in this Agreement on the Business Day such payment is due; provided, however, that if such payment is due ON DEMAND by such Agent and such demand is made on the paying Lender after 11:00 a.m. on such Business Day, then payment shall be made by 11:00 a.m. on the next Business Day. Payment by an Agent to any Lender shall be made by wire transfer, promptly following such Agent's receipt of funds for the account of such Lender and in the type of funds received by such Agent; provided, however, that if Collateral Agent receives such funds at or prior to 1:00 p.m., such Agent shall pay such funds to such Lender by 2:00 p.m. on such Business Day, but if such Agent receives such funds after 1:00 p.m., such Agent shall pay such funds to such Lender by 2:00 p.m. on the next Business Day.

               (b) With respect to the payment of any funds from an Agent to a Lender or from a Lender to an Agent, the party failing to make full payment when due pursuant to the terms hereof shall, ON DEMAND by the other party, pay such amount together with interest thereon at the Federal Funds Rate. In no event shall Borrowers be entitled to receive any credit for any interest paid by an Agent to any Lender, or by any Lender to an Agent, at the Federal Funds Rate as provided herein.

               (c) If an Agent pays any amount to a Lender in the belief or expectation that a related payment has been or will be received by such Agent from an Obligor and such related payment is not received by such Agent, then such Agent shall be entitled to recover such amount from each Lender that receives such amount. If an Agent determines at any time that any amount received by it under this Agreement or any of the other DIP Financing Documents must be returned to an Obligor or paid to any other Person pursuant to any Applicable Law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement or any of the other DIP Financing Documents, such Agent shall not be required to distribute such amount to any Lender.

SECTION 12.    BENEFIT OF AGREEMENT; ASSIGNMENTS AND PARTICIPATIONS

         12.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrowers, Agents and Lenders and their respective successors and assigns (which, in the case of an Agent, shall include any successor Agent appointed pursuant to SECTION 11 hereof), except that (i) Borrowers shall not have the right to assign their rights or delegate performance of any of their obligations under any of the DIP Financing Documents and (ii) any assignment by any Lender must be made in compliance with SECTION 12 hereof. Collateral Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with SECTION 12 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with Collateral Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the DIP Financing Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of a Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         12.2  PARTICIPATIONS.

               (a) Permitted Participants; Effect. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time sell to one or more banks or other financial institutions (each a

"Participant") participating interest in any of the Obligations owing to such Lender, any Commitment of such Lender or any other interest of such Lender under any of the DIP Financing Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the DIP Financing Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any Note for all purposes under the DIP Financing Documents, all amounts payable by Borrowers under this Agreement and any of the Notes shall be determined as if such Lender had not sold such participating interests, and Borrowers and Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the DIP Financing Documents. If a Lender sells a participation to a Person other than an Affiliate of such Lender, then such Lender shall give prompt written notice thereof to Borrowers, the Agents and the other Lenders.

               (b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the DIP Financing Documents other than an amendment, modification or waiver with respect to any Loans or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the stated interest rate or the stated rates at which fees are payable with respect to any such Loan or Commitment, postpones the Commitment Termination Date, or any date fixed for any regularly scheduled payment of interest or fees on such Loan or Commitment, or releases from liability or any Obligor or releases any substantial portion of the Collateral other than as authorized by this Agreement.

               (c) Benefit of Set-Off. Borrowers agree that each Participant shall be deemed to have the right of set-off provided in SECTION 11.4 hereof in respect of its participating interest in amounts owing under the DIP Financing Documents to the same extent and subject to the same requirements under this Agreement (including SECTION 12.5) as if the amount of its participating interest were owing directly to it as a Lender under the DIP Financing Documents, provided that each Lender shall retain the right of set-off provided in SECTION 11.4 hereof with respect to the amount of participating interests sold to each Participant. Lenders agree to share with each Participant, and each Participant by exercising the right of set-off provided in SECTION 11.4 agrees to share with each Lender, any amount received pursuant to the exercise of its right of set-off, such amounts to be shared in accordance with SECTION 12.5 hereof as if each Participant were a Lender.

         12.3  ASSIGNMENTS.

               (a) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with Applicable Law, at any time assign to any Eligible Assignee all or any part of its rights and obligations under the DIP Financing Documents, so long as (i) each assignment is of a constant, and not a varying, ratable percentage of all of the transferor Lender's rights and obligations under the DIP Financing Documents with respect to the Loans and the Letter of Credit Accommodations and, in the case of a partial assignment, is in a minimum principal amount of $3,000,000 and integral multiples of $100,000 in excess of that amount; (ii) except in the case of an assignment in whole of a Lender's rights and obligations under the DIP Financing Documents or an assignment by one original signatory to this Agreement to another such signatory, immediately after giving effect to any assignment, the aggregate amount of this Agreement retained by the transferor Lender shall in no event be less than $10,000,000; and (iii) the parties to each such assignment shall execute and deliver to Collateral Agent, for its acceptance and recording, an Assignment and Acceptance. No assignment shall become effective until such time as notice thereof is given to Borrowers and Agents in substantially the form of EXHIBIT H attached hereto. Nothing contained herein shall limit in any way the right of Lenders to assign (i) to any Eligible Assignee all of their rights and obligations under the DIP Financing Documents or (ii) all or any portion of the Loans owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors and any Operating Circular issued by such Federal Reserve Bank, provided that in the case of this clause
(ii) any payment in respect of such assigned Loans made by Borrowers to the assigning Lender in accordance with the terms of this Agreement shall satisfy Borrowers' obligations hereunder in respect of such assigned Loans to the extent of such payment, but no such assignment shall release the assigning Lender from its obligations hereunder.

               (b) Effect; Effective Date. Upon (i) delivery to Collateral Agent of a notice of assignment substantially in the form attached as EXHIBIT H hereto, together with any consents required by SECTION 12.3(A), and (ii) payment of a $5,000 fee to the Collateral Agent for processing any assignment to an Eligible Assignee that is not an Affiliate of the transferor Lender, such assignment shall become effective on the effective date specified in such notice of assignment. On and after the effective date of such assignment, such Eligible Assignee shall for all purposes be a Lender party to this Agreement and any other DIP Financing Document executed by the Lenders and shall have all the rights and obligations of the Lenders under the DIP Financing Documents to the same extent as if it were an original party thereto, and no further consent or action by Borrowers, Lenders or Agents shall be required to release the transferor Lender with respect to the Commitment (or portion thereof) of such Lender and Obligations assigned to such Eligible Assignee. Upon the consummation of any assignment to an Eligible Assignee pursuant to this SECTION 12.3, the transferor Lender, Agents and Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Eligible Assignee, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

               (c) Dissemination of Information. Borrowers authorize each Lender and each Agent to disclose to any Participant, any Eligible Assignee or any other Person acquiring an interest in the DIP Financing Documents by operation of law (each a "Transferee"), and any prospective Transferee, any and all information in such Agent's or such Lender's possession concerning Borrowers, the Subsidiaries or the Collateral, subject to appropriate confidentiality undertakings on the part of such Transferee.

         12.4 TAX TREATMENT. If any interest in any DIP Financing Document is transferred to any Transferee that is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of SECTION 6.12 hereof.

         12.5 PARTICIPANT'S SECURITY INTEREST. If a Participant shall at any time participate with Lenders in the Loans, Letter of Credit Accommodations or other Obligations, each Borrower hereby grants to such Participant and such Participant shall have and is hereby given, a continuing Lien on and security interest in any money, securities and other Property of Obligors in the custody or possession of the Participant, including the right of setoff, to the extent of the Participant's participation in the Obligations, and such Participant shall be deemed to have the same right of setoff to the extent of its participation in the Obligations, as it would have if it were a direct lender.

SECTION 13.    JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS;
                     GOVERNING LAW

         13.1 GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS; JURY TRIAL WAIVER.

               (a) The validity, interpretation and enforcement of this Agreement and the other DIP Financing Documents and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia (without giving effect to principles of conflicts of law); provided, however, that if any of the Collateral shall be located in any jurisdiction other than Georgia, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Collateral Agent's Lien upon such Collateral and the enforcement of Collateral Agent's other remedies of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of the State of Georgia. Notwithstanding the foregoing provision for the notice and sale of Collateral under the law of the situs, it is the parties' intention that Georgia law control the obligations of Obligors under the DIP Financing Documents and the enforcement of the same such that, for example, each Borrower agrees and acknowledges that pursuant to Georgia law it shall be liable for a deficiency judgment notwithstanding the sale of Real Property collateral under a power of sale and further that Lenders or Agents may, at their election, seek a money judgment under the DIP Financing Documents without first exhausting all Collateral securing the Obligations thereunder.

               (b) Obligors, Agents and Lenders irrevocably consent and submit to the non-exclusive jurisdiction of the Superior Court of Cobb County, Georgia and the United States District Court for the Northern District of Georgia, Atlanta Division, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other DIP Financing Documents or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other DIP Financing Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lenders shall have the right to bring any action or proceeding against Obligors or their Property in the courts of any other jurisdiction which Lenders deem necessary or appropriate in order to realize on the Collateral or to otherwise enforce their rights against Obligors or their Property).

               (c) Each Obligor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Collateral Agent's option, by service upon Obligors in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Obligors shall appear in answer to such process, failing which Obligors shall be deemed in default and judgment may be entered by Collateral Agent against Obligors for the amount of the claim and other relief requested.

               (D) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OBLIGOR, AGENTS AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER DIP FINANCING DOCUMENTS OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER DIP FINANCING DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. OBLIGORS, AGENTS AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT OBLIGORS, AGENTS OR LENDERS MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY

COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

               (e) Neither Agents nor any Lender shall have any liability to any Obligor (whether in tort, contract, equity or otherwise) for losses suffered by any Obligor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agents and Lenders that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Agents and Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

         13.2 WAIVER OF NOTICES. Each Obligor hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Obligors which Agents or Lenders may elect to give shall entitle Obligors to any other or further notice or demand in the same, similar or other circumstances. Without limiting the generality of the foregoing, each Obligor waives (a) notice prior to Agents' or Lenders' taking possession or control of any of the Collateral or any bond or security that might be required by any court prior to allowing Agents or Lenders to exercise any of Agents' or Lenders' remedies, including the issuance of an immediate writ of possession, and (b) the benefit of all valuation, appraisement and exemption laws.

         13.3 AMENDMENTS AND WAIVERS. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Agent and Lenders (or, where otherwise expressly allowed by SECTION 11 hereof, the Required Lenders in lieu of Agents and Lenders), and as to amendments, as also signed by an authorized officer of Obligors. Agents and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agents and Lenders. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agents and Lenders of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agents and Lenders would otherwise have on any future occasion, whether similar in kind or otherwise. Notwithstanding the foregoing, no consent, written or otherwise, of any Obligor shall be necessary or required in connection with any amendment of any of the provisions of SECTION 11 (other than SECTIONS 11.17, 11.1(E) and 11.9) or any other provision of this Agreement that effects only the rights, duties and responsibilities of Lenders and Agents as among themselves so long as no such amendment imposes any additional obligations on Obligors.

         13.4 WAIVER OF COUNTERCLAIMS. Each Obligor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

         13.5  INDEMNIFICATION.

               (a) Borrowers shall jointly and severally indemnify, defend and hold Agents and Lenders, and their respective directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other DIP Financing Documents, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel. To the extent that the undertaking to indemnify, defend, pay and hold harmless set forth in this Section may be unenforceable because it violates any Applicable Law or public policy, Borrowers shall pay the maximum portion that they are permitted to pay under Applicable Law to Agents and Lenders in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations and the termination of the DIP Facility and is in addition to all other indemnities set forth herein and in any of the other DIP Financing Documents.

               (b) If at any time any Agent or (with the consent of Agents) any Lender shall agree to indemnify any Person (including Reference Bank) against losses or damages that such Person may suffer or incur in its dealings or transactions with any Obligor, or shall guarantee any liability or obligation of any Obligor to such Person, or otherwise shall provide assurances of any Obligor's payment or performance under any agreement with such Person with respect to Cash Management Agreements, Letters of Credit, landlord agreements, mortgagee agreements or any other agreements relating to either the Collateral or any Agent's or Lender's exercise of remedies hereunder, including indemnities, guaranties or other assurances of payment or performance given by any Agent or Lender, then the Contingent Obligation of any Agent or Lender providing any such indemnity, guaranty or other assurance of payment or performance, together with any payment made or liability incurred by any Agent or Lender in connection therewith, shall constitute Obligations that are secured by the Collateral and Borrowers shall repay, ON DEMAND, any amount so paid or any liability incurred by any Agent or Lender in connection with any such indemnity, guaranty or assurance. Nothing herein shall be construed to impose upon any Agent or Lender any obligation to provide any such indemnity, guaranty or assurance. The foregoing agreement of Borrowers shall apply whether or not such indemnity, guaranty or assurance is in writing or oral and regardless of Borrowers' knowledge of the existence thereof, and shall be in addition to any of the provision of the DIP Financing Documents regarding reimbursement by Borrowers of costs, expenses or liabilities suffered or incurred by any Agent or Lender.

SECTION 14.    DIP TERM; MISCELLANEOUS

         14.1 TERM.

               (a) This Agreement and the other DIP Financing Documents shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the last day of the DIP Term; provided, that, the DIP Term may be extended with the written consent of Borrowers, Agents and Lenders. Notwithstanding the foregoing, the DIP Facility may be terminated by Agents and Lenders immediately, without notice, upon or after the occurrence of an Event of Default. Upon the effective date of termination of the DIP Facility, the Commitments shall terminate and Borrowers shall jointly and severally pay to Agents and Lenders, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Agents and Lenders in such amounts as Agents and Lenders determine are reasonably necessary to secure Agents and Lenders from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with all Obligations and Pre-Petition Debt constituting Contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lenders have not yet received final and indefeasible payment. Such payments in respect of the Obligations, Pre-

Petition Debt and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Agents and Lenders, as Agents and Lenders may, in its discretion, designate in writing to Borrowers for such purpose. Interest shall be due until and including the next Business Day, if the amounts so paid by Borrowers to the bank account designated by Agents and Lenders are received in such bank account later than 12:00 noon. Any Revolving Loans (including Professional Expense Advances) made after the date of termination of the DIP Facility or the Commitments shall not operate to reinstate the DIP Facility or such Commitments.

               (b) No termination of the DIP Facility shall relieve or discharge Obligors of their respective duties, obligations and covenants under this Agreement or the other DIP Financing Documents until all Obligations have been fully and finally discharged and paid, and Collateral Agent's continuing security interest in the Collateral and the rights and remedies of Lenders hereunder, under the other DIP Financing Documents and Applicable Law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.

         14.2 NOTICES. All notices, requests and demands hereunder shall be in writing and (a) made to Agents and Lenders at their addresses set forth below and to Borrowers at their chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

         14.3 PARTIAL INVALIDITY. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by Applicable Law.

         14.4 SUCCESSORS. This Agreement, the other DIP Financing Documents and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Agents, Lenders, Borrowers and their respective successors and assigns, except that Obligors may not assign their rights or obligations under this Agreement, the other DIP Financing Documents and any other document referred to herein or therein without the prior written consent of Agents and Lenders.

         14.5 ENTIRE AGREEMENT. This Agreement, the other DIP Financing Documents, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

         IN WITNESS WHEREOF, Agents, Lenders, Borrowers and Guarantors have caused these presents to be duly executed on the day and year first above written.

                                    BORROWERS:

ATTEST:                             DYERSBURG CORPORATION



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868



                                    DYERSBURG FABRICS LIMITED
ATTEST:                             PARTNERSHIP, I

                                    By: DYERSBURG FABRICS INC., its sole General
                                        Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

                    [Signatures continued on following page]

ATTEST:                             DYERSBURG FABRICS INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

ATTEST:                             UNITED KNITTING, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             IQUE, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868



                    [Signatures continued on following page]

ATTEST:                             UNITED KNITTING LIMITED PARTNERSHIP, I

                                    By: UNITED KNITTING, INC., its sole General
                                        Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             IQUE LIMITED PARTNERSHIP, I

                                    By: IQUE, INC., its sole General Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             ALAMAC KNIT FABRICS, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868



                    [Signatures continued on following page]

ATTEST:                             AIH INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK, Vice President-        WILLIAM S. SHROPSHIRE, JR.
Finance/Assistant Secretary             Executive Vice President/Chief
                                        Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868



                                    GUARANTORS:

ATTEST:                             DFIC, INC.



By:                                 By:
   ------------------------------       ----------------------------------------
   PAUL L. HALLOCK, Vice President-     WILLIAM S. SHROPSHIRE, JR.
   Finance/Assistant Secretary          Executive Vice President/Chief Financial
                                        Officer, Treasurer and Secretary
                                     Chief Executive Office
                                     15720 John J. Delaney Drive
                                     Suite 445
                                     Charlotte, North Carolina 28277


ATTEST:                             IQUEIC, INC.



By:                                 By:
   ------------------------------       ----------------------------------------
   PAUL L. HALLOCK, Vice President-     WILLIAM S. SHROPSHIRE, JR.
   Finance/Assistant Secretary          Executive Vice President/Chief
                                        Financial Officer, Treasurer and
                                        Secretary
                                     Chief Executive Office
                                     15720 John J. Delaney Drive
                                     Suite 445
                                     Charlotte, North Carolina 28277

                  [Signatures continued on the following page]

ATTEST:                             UKIC, INC.




By:                                 By:
   ------------------------------       ----------------------------------------
PAUL L. HALLOCK, Vice President-        WILLIAM S. SHROPSHIRE, JR.
Finance/Assistant Secretary             Executive Vice President/Chief Financial
                                        Officer, Treasurer and Secretary
                                    Chief Executive Office
                                    15720 John J. Delaney Drive
                                    Suite 445
                                    Charlotte, North Carolina 28277


ATTEST:                             ALAMAC ENTERPRISES INC.



By:                                 By:
   ------------------------------       ----------------------------------------
PAUL L. HALLOCK, Vice President-        WILLIAM S. SHROPSHIRE, JR.
Finance/Assistant Secretary             Executive Vice President/Chief Financial
                                        Officer, Treasurer and Secretary
                                    Chief Executive Office
                                    15720 John J. Delaney Drive
                                    Suite 445
                                    Charlotte, North Carolina 28277


ATTEST                              ALAMAC KNIT FABRICS LLC

                                    BY:  ALAMAC KNIT FABRICS, INC., its sole
                                         member



By:                                 By:
   ------------------------------       ----------------------------------------
PAUL L. HALLOCK, Vice President-        WILLIAM S. SHROPSHIRE, JR.
Finance/Assistant Secretary             Executive Vice President/Chief Financial
                                        Officer, Treasurer and Secretary
                                    Chief Executive Office
                                    15720 John J. Delaney Drive
                                    Suite 445
                                    Charlotte, North Carolina 28277

                                    ADMINISTRATIVE AGENT:

                                    CONGRESS FINANCIAL CORPORATION
                                    (SOUTHERN), as Administrative Agent

                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------
                                    Address:
                                    200 Galleria Parkway
                                    Suite 1500
                                    Atlanta, Georgia  30339
                                    Attention:  Office Head
                                    Telecopier No.:  (770) 956-8120


                                    COLLATERAL AGENT:

                                    FLEET NATIONAL BANK,
                                    as Collateral Agent



                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------
                                    Address:
                                    115 Perimeter Center Place, N.E.
                                    Suite 500
                                    Atlanta, Georgia 30346
                                    Attention: Mr. David Rich
                                    Telecopier No.: (770) 393-4166



                    [Signatures continued on following page]

                                    LENDERS:

                                    CONGRESS FINANCIAL CORPORATION
                                    (SOUTHERN), a Lender



Revolving Commitment: $20,181,818   By:
Term Loan Commitment: $6,163,637        ----------------------------------------
                                    Title:
                                          --------------------------------------
                                    LIBOR Lending Office:
                                    200 Galleria Parkway
                                    Suite 1500
                                    Atlanta, Georgia  30339
                                    Attention: Office Head
                                    Telecopier No.:  (770) 956-8120


                                    FLEET CAPITAL CORPORATION, a Lender

Revolving Commitment: $20,181,818   By:
Term Loan Commitment: $6,163,637        ----------------------------------------
                                    Title:
                                          --------------------------------------
                                    LIBOR Lending Office:
                                    115 Perimeter Center Place, N.E.
                                    Suite 500
                                    Atlanta, Georgia 30346
                                    Attention: Mr. David Rich
                                    Telecopier No.: (770) 393-4166


                                    GENERAL ELECTRIC
                                    CAPITAL CORPORATION, a Lender


Revolving Commitment: $13,454,546   By:
Term Loan Commitment: $4,109,090        ----------------------------------------
                                    Title:
                                          --------------------------------------
                                    LIBOR Lending Office:
                                    3379 Peachtree Road
                                    Suite 600
                                    Atlanta, Georgia 30326
                                    Attention: Mr. Steven Wagnblas
                                    Telecopier No.: (404) 262-9032

                    [Signatures continued on following page]

                                    THE CIT GROUP/COMMERCIAL
                                    SERVICES, INC., a Lender



Revolving Commitment: $10,090,909   By:
Term Loan Commitment: $3,081,818        ----------------------------------------
                                    Title:
                                          --------------------------------------
                                    LIBOR Lending Office:
                                    301 S. Tryon Street
                                    Suite 2500
                                    Charlotte, North Carolina  28202
                                    Attention: Mr. John Suchaniak
                                    Telecopier No.: (704) 339-2910


                                    MELLON BANK, N.A., a Lender



Revolving Commitment: $10,090,909   By:
Term Loan Commitment: $3,081,818        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    LIBOR Lending Office:
                                    3060 Peachtree Road
                                    Suite 890
                                    Atlanta, Georgia 30305
                                    Attention: Mr. Patrick Aarons
                                    Telecopier No.: (404) 365-8677

                                    EXHIBIT A

                             FORM OF REVOLVING NOTE

                                                              September 25, 2000
U.S. $__________.__                                             Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, DYERSBURG CORPORATION, a Tennessee corporation, DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership, DYERSBURG FABRICS INC., a Tennessee corporation, UNITED KNITTING, INC., a Tennessee corporation, UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership, IQUE, INC., a Tennessee corporation, IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership, ALAMAC KNIT FABRICS, INC., a Delaware corporation, and AIH INC., a Delaware corporation (the foregoing individually referred to hereinafter as a "Borrower" and collectively as "Borrowers"), hereby unconditionally jointly and severally promise to pay to the order of ________________ (herein, together with any subsequent holder hereof, called the "Holder") the principal sum of $_______________ or such lesser sum as may constitute Holder's Pro Rata share of the outstanding principal amount of all Revolving Loans pursuant to the terms of the Loan Agreement (as defined below) on the date on which such outstanding principal amounts become due and payable pursuant to SECTION 2.1 of the Loan Agreement, in strict accordance with the terms thereof. Borrowers likewise unconditionally jointly and severally promise to pay to Holder interest from and after the date hereof on Holder's Pro Rata share of the outstanding principal amount of Revolving Loans at such interest rates, payable at such times, and computed in such manner as are specified in SECTION 3.1 of the Loan Agreement, in strict accordance with the terms thereof.

         This Revolving Note ("Note") is issued pursuant to, and is one of the "Revolving Notes" referred to in, the Post-Petition Loan and Security Agreement dated September 25, 2000 (as the same may be amended from time to time, the "Loan Agreement"), among Borrowers, Guarantors, Congress Financial Corporation (Southern), as administrative agent for the financial institutions from time to time parties thereto as lenders ("Lenders"), Fleet National Bank ("Collateral Agent"), as collateral agent for Lenders and such Lenders, and Holder is and shall be entitled to all benefits thereof and of all DIP Financing Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         The repayment of the principal balance of this Note is subject to the provisions of SECTION 2.1 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the termination of the DIP Facility as set forth in the Loan Agreement.

         All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

         Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in the Loan Agreement. Borrowers jointly and severally agree to pay, and save Holder harmless against any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, if this Note is collected by or through an attorney-at-law.

         All principal amounts of Revolving Loans made by Holder to Borrowers pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers until paid in accordance with the terms of this Note and the Loan Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrowers or inadvertently received by Holder, such excess sum shall be, at Borrowers' option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrowers not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

         Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Agents, at their option, may enforce their rights against any Collateral securing this Note without Agents or Holder enforcing their rights against any Borrower, any Guarantor of the Debt evidenced hereby or any other Property or Debt due or to become due to any Borrower. Each Borrower agrees that, without releasing or impairing such Borrower's liability hereunder, Holder or Agents may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the Debt evidenced by this Note.

         The rights of Holder and obligations of Borrowers hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

         IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal and delivered by their duly authorized officers on the date first above written.

ATTEST:                                     DYERSBURG CORPORATION



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


                                    DYERSBURG FABRICS LIMITED

ATTEST:                             PARTNERSHIP, I

                                    By: DYERSBURG FABRICS INC., its sole General
                                        Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             DYERSBURG FABRICS INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

ATTEST:                             UNITED KNITTING, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             IQUE, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             UNITED KNITTING LIMITED PARTNERSHIP, I

                                    By: UNITED KNITTING, INC., its sole General
                                        Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

ATTEST:                             IQUE LIMITED PARTNERSHIP, I

                                    By: IQUE, INC., its sole General Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             ALAMAC KNIT FABRICS, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             AIH INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

                                    EXHIBIT B

                                FORM OF TERM NOTE

U.S. $______________                                          September 25, 2000
                                                                Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, DYERSBURG CORPORATION, a Tennessee corporation, DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership, DYERSBURG FABRICS INC., a Tennessee corporation, UNITED KNITTING, INC., a Tennessee corporation, UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership, IQUE, INC., a Tennessee corporation, IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership, ALAMAC KNIT FABRICS, INC., a Delaware corporation, and AIH INC., a Delaware corporation (the foregoing individually referred to hereinafter as a "Borrower" and collectively as "Borrowers"), hereby promise to jointly and severally pay to the order of _______________________________ (herein, together with any subsequent holder hereof, called the "Holder"), the principal sum of $_________, or so much thereof as represents Holder's Pro Rata share of the outstanding principal amount of all Term Loan Advances pursuant to the terms of the Loan Agreement (as defined below), on the dates on which such outstanding principal amounts become due and payable pursuant to SECTION 2.3 of the Loan Agreement, in strict accordance with the terms thereof. Borrowers likewise unconditionally jointly and severally promise to pay to Holder interest from and after the date hereof on the unpaid principal balance hereof at such interest rates, payable at such times and computed in such manner as are specified in SECTION 3.1 of the Loan Agreement, in strict accordance with the terms thereof.

         This Term Note ("Note") is issued pursuant to, and is one of the "Term Notes" referred to in, the Post-Petition Loan and Security Agreement, dated September 25, 2000 (as the same may be amended from time to time, the "Loan Agreement"), among Borrowers, Guarantors, Congress Financial Corporation (Southern), as administrative agent for itself and the other financial institutions from time to time parties thereto ("Lenders"), Fleet National Bank ("Collateral Agent"), as collateral agent for the Lenders and such Lenders, and Holder is and shall be entitled to all benefits thereof and of all DIP Financing Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         This Note is subject to mandatory prepayment in accordance with the provisions of SECTION 6.7 of the Loan Agreement and to prepayment premiums in accordance with the provisions of SECTION 6.7 of the Loan Agreement. Notwithstanding anything to the contrary contained herein, the entire unpaid principal balance of and accrued interest on this Note shall be due and payable immediately upon the termination of the DIP Facility as set forth in SECTION 14 of the Loan Agreement.

         All payments of principal and interest shall be made in Dollars and in immediately available funds to Collateral Agent for Holder's benefit as specified in the Loan Agreement.

         Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared (or shall become) due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in SECTION
3.1 of the Loan Agreement.

         Borrowers jointly and severally agree to pay, and save Holder harmless against any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, if this Note is collected by or through an attorney-at-law.

         All principal amounts of Term Loans made by Holder to Borrowers pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers until paid in accordance with the terms of this Note and the Loan Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrowers or inadvertently received by Holder, such excess sum shall be, at Borrowers' option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrowers not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

         Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Agents, at their option, may enforce its rights against any Collateral securing this Note without enforcing its rights against any Borrower, any Guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to any Borrower. Each Borrower agrees that, without releasing or impairing such Borrower's liability hereunder, Holder or Agents may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

         The rights and obligations of Holder and Borrowers hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

         IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal and delivered by their duly authorized officers, on the date first above written.


                                    BORROWERS:

ATTEST:                             DYERSBURG CORPORATION



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

                                    DYERSBURG FABRICS LIMITED
ATTEST:                             PARTNERSHIP, I

                                    By: DYERSBURG FABRICS INC., its sole General
                                        Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

ATTEST:                             DYERSBURG FABRICS INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

ATTEST:                             UNITED KNITTING, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

ATTEST:                             IQUE, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

ATTEST:                             UNITED KNITTING LIMITED PARTNERSHIP, I

                                    By: UNITED KNITTING, INC., its sole General
                                        Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

ATTEST:                             IQUE LIMITED PARTNERSHIP, I

                                    By: IQUE, INC., its sole General Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

ATTEST:                             ALAMAC KNIT FABRICS, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

ATTEST:                             AIH INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance                  Executive Vice President,
and Assistant Secretary                 Chief Financial Officer, Secretary
                                        and Treasurer

[CORPORATE SEAL]

                                    EXHIBIT C

                             FORM OF SETTLEMENT NOTE

                                                              September 25, 2000
U.S. $__________.__                                             Atlanta, Georgia

         FOR VALUE RECEIVED, the undersigned, DYERSBURG CORPORATION, a Tennessee corporation, DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership, DYERSBURG FABRICS INC., a Tennessee corporation, UNITED KNITTING, INC., a Tennessee corporation, UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership, IQUE, INC., a Tennessee corporation, IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership, ALAMAC KNIT FABRICS, INC., a Delaware corporation, and AIH INC., a Delaware corporation (the foregoing individually referred to hereinafter as a "Borrower" and collectively as "Borrowers"), hereby unconditionally jointly and severally promise to pay to the order of ______________________________ (herein, together with any subsequent holder hereof, called "Holder") the principal sum of $_______________ or such lesser sum as may constitute the outstanding principal amount of all Settlement Loans pursuant to the terms of the Loan Agreement (as defined below) on the date on which such outstanding principal amounts become due and payable pursuant to the Loan Agreement, in strict accordance with the terms thereof. Borrowers likewise unconditionally jointly and severally promise to pay to Holder interest from and after the date hereof on the outstanding principal amount of Settlement Loans at such interest rates, payable at such times, and computed in such manner as are specified in SECTION 3.1 of the Loan Agreement, in strict accordance with the terms thereof.

         This Settlement Note ("Note") is issued pursuant to, and is the "Settlement Note" referred to in, the Post-Petition Loan and Security Agreement dated September 25, 2000 (as the same may be amended from time to time, the "Loan Agreement"), among Borrowers, Guarantors, Congress Financial Corporation (Southern), as administrative agent for the financial institutions from time to time parties thereto as lenders ("Lenders"), Fleet National Bank ("Collateral Agent"), as collateral agent for Lenders and such Lenders, and Holder is and shall be entitled to all benefits thereof and of all DIP Financing Documents executed and delivered in connection therewith. All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

         The repayment of the principal balance of this Note shall be made in the manner and to the extent stated in SECTION 6.1 of the Loan Agreement. The entire unpaid principal balance and all accrued interest on this Note shall be due and payable immediately upon the Commitment Termination Date.

         All payments of principal and interest shall be made in Dollars in immediately available funds as specified in the Loan Agreement.

         Upon or after the occurrence of an Event of Default and for so long as such Event of Default exists, the principal balance and all accrued interest of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement, and the unpaid principal balance hereof shall bear interest at the Default Rate as and when provided in SECTION 3.1 of the Loan Agreement. Borrowers jointly and severally agree to pay, and save Holder harmless against any liability for the payment of, all costs and expenses, including, but not limited to, reasonable attorneys' fees, if this Note is collected by or through an attorney-at-law.

         All principal amounts of Settlement Loans made by Holder to Borrowers pursuant to the Loan Agreement, and all accrued and unpaid interest thereon, shall be deemed outstanding under this Note and shall continue to be owing by Borrowers until paid in accordance with the terms of this Note and the Loan Agreement.

         In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto; and, in the event of any such payment inadvertently paid by Borrowers or inadvertently received by Holder, such excess sum shall be, at Borrowers' option, returned to Borrowers forthwith or credited as a payment of principal, but shall not be applied to the payment of interest. It is the intent hereof that Borrowers not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrowers under Applicable Law.

         Time is of the essence of this Note. To the fullest extent permitted by Applicable Law, Borrowers, for themselves and their legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

         Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Agents may, at their option, enforce their rights against any Collateral securing this Note without enforcing its rights against Borrowers, any Guarantor of the Debt evidenced hereby or any other Property or Debt due or to become due to Borrowers. Borrowers agree that, without releasing or impairing Borrowers' liability hereunder, Agents or Holder may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the Debt evidenced by this Note.

         The rights of Holder and obligations of Borrowers hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Note is intended to take effect as an instrument under seal under Georgia law.

         IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal and delivered by their duly authorized officers on the date first above written.

                                   BORROWERS:

ATTEST:                             DYERSBURG CORPORATION



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


                                    DYERSBURG FABRICS LIMITED
ATTEST:                             PARTNERSHIP, I

                                    By: DYERSBURG FABRICS INC., its sole General
                                        Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             DYERSBURG FABRICS INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

ATTEST:                             UNITED KNITTING, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

ATTEST:                             IQUE, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

ATTEST:                             UNITED KNITTING LIMITED PARTNERSHIP, I

                                    By: UNITED KNITTING, INC., its sole General
                                        Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

ATTEST:                             IQUE LIMITED PARTNERSHIP, I

                                    By: IQUE, INC., its sole General Partner



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             ALAMAC KNIT FABRICS, INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868


ATTEST:                             AIH INC.



                                    By:
---------------------------------       ----------------------------------------
PAUL L. HALLOCK,                        WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance/Assistant        Executive Vice President/Chief
Secretary                               Financial Officer/Secretary/Treasurer
                                    Address:
         [CORPORATE SEAL]           15720 John J. Delaney Drive, Suite 445
                                    Charlotte, North Carolina 28277-2747
                                    Attention: President
                                    Telecopier No.: (704) 341-4868

                                    EXHIBIT D

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                           Date ______________,______

Congress Financial Corporation (Southern), as Administrative Agent 200 Galleria Parkway
Suite 1500
Atlanta, Georgia  30339
Attention: Office Head

Fleet National Bank, as Collateral Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attention: Mr. David Rich

         Re: Post-Petition Loan and Security Agreement dated September 25, 2000, by and among Dyersburg Corporation, Dyersburg Fabrics Limited Partnership, I, Dyersburg Fabrics Inc., United Knitting, Inc., United Knitting Limited Partnership, I, IQUE, Inc., IQUE Limited Partnership, I, Alamac Knit Fabrics, Inc., AIH Inc., the Guarantors (as defined therein), Congress Financial Corporation (Southern), as administrative agent for certain Lenders from time to time parties thereto, Fleet National Bank, as collateral agent for the Lenders, and such Lenders (as at any time amended, the "Loan Agreement")

Gentlemen:

         This Notice of Conversion/Continuation is delivered to you pursuant to
SECTION 3.1(C) of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrowers hereby give notice of their request as follows:

Check as applicable:

         [ ] A conversion of Loans from one Type to another, as follows:

                  (i) The requested date of the proposed conversion is ______________, 20__ (the "Conversion Date");

                  (ii) The Type of Loans to be converted pursuant hereto are presently __________________ [SELECT EITHER LIBOR RATE LOANS OR BASE RATE LOANS] in the principal amount of $_____________ outstanding as of the Conversion Date;

                  (iii) The portion of the aforesaid Loans to be converted on the Conversion Date is $_____________ (the "Conversion Amount");

                  (iv) The Conversion Amount is to be converted into a ____________ [select either a LIBOR Rate Loan or a Base Rate Loan] (the "Converted Loan") on the Conversion Date.

                  (v) [In the event Borrowers selects a LIBOR Rate Loan:] Borrowers hereby request that the Interest Period for such Converted Loan be for a duration of _____ [insert length of Interest Period].

         [ ] A continuation of LIBOR Rate Loans for new Interest Period, as follows:

                  (i) The requested date of the proposed continuation is _______________, 20__ (the "Continuation Date");

                  (ii) The aggregate amount of the LIBOR Rate Loans subject to such continuation is $__________________;

                  (iii) The duration of the selected Interest Period for the LIBOR Rate Loans which are the subject of such continuation is: _____________ [select duration of applicable Interest Period];

         Borrowers hereby ratify and reaffirm all of their respective liabilities and obligations under the DIP Financing Documents and certify that no Default or Event of Default exists on the date hereof.

         Borrowers have caused this Notice of Conversion/Continuation to be executed and delivered by their duly authorized officer, this _______ day of ______________, 20__.


                                    DYERSBURG CORPORATION, as agent for the
                                    Borrowers



                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    EXHIBIT E

                           FORM OF NOTICE OF BORROWING

                           Date ______________, ______

Congress Financial Corporation (Southern), as Administrative Agent 200 Galleria Parkway
Suite 1500
Atlanta, Georgia  30339
Attention: Office Head

Fleet National Bank, as Collateral Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attention: Mr. David Rich

         Re: Post-Petition Loan and Security Agreement dated September 25, 2000, by and among Dyersburg Corporation, Dyersburg Fabrics Inc., United Knitting, Inc., IQUE, Inc., Alamac Knit Fabrics, Inc., AIH Inc., the Guarantors (as defined therein) Congress Financial Corporation (Southern), as administrative agent for certain Lenders from time to time parties thereto, Fleet National Bank, as collateral agent for the Lenders, and such Lenders (as at any time amended, the "Loan Agreement")

         This Notice of Borrowing is delivered to you pursuant to SECTION 6.1(A) of the Loan Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Loan Agreement. Borrowers hereby request a Revolving Loan in the aggregate principal amount of $______________ to be made on _____________, _____, and to consist of:

         Check as applicable:   [ ] Base Rate Loans in the aggregate principal
                                amount of $_____________

                                [ ] LIBOR Rate Loans in the aggregate principal amount of $___________, with Interest Periods as follows:

                                    (i)      As to $_____________, an Interest
                                             Period of ______ month(s);

                                    (ii)     As to $_____________, an Interest
                                             Period of ______ months;

                                    (iii)    As to $_____________, an Interest
                                             Period of ______ months.

         Borrowers hereby ratify and reaffirm all of their respective liabilities and obligations under the DIP Financing Documents, and Borrowers hereby certify that no Default or Event of Default exists on the date hereof.

         Borrowers have caused this Notice of Borrowing to be executed and delivered by their duly authorized officer, this ______ day of _____________,
_____.


                                    DYERSBURG CORPORATION, as agent for the
                                    Borrowers



                                    By:
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    EXHIBIT F

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrowers]

                                                        __________________, 20__




Congress Financial Corporation (Southern), as Administrative Agent 200 Galleria Parkway
Suite 1500
Atlanta, Georgia  30339
Attention: Office Head

Fleet National Bank, as Collateral Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attention: Mr. David Rich

         The undersigned, the chief financial officer of Dyersburg Corporation, Dyersburg Fabrics Limited Partnership, I, Dyersburg Fabrics Inc., United Knitting, Inc., United Knitting Limited Partnership, I, IQUE, Inc., IQUE Limited Partnership, I, Alamac Knit Fabrics, Inc. and AIH Inc. ("Borrowers"), gives this certificate to Agents in accordance with the requirements of SECTION 9.6 of that certain Post-Petition Loan and Security Agreement dated September 25, 2000, among Borrowers, Guarantors, Agents and the Lenders referenced therein ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                   1. Based upon my review of the balance sheets and statements of income of Borrowers and their Subsidiaries for the [FISCAL YEAR] [QUARTERLY PERIOD] ending __________________, 20__, copies of which are attached hereto, I hereby certify that:

                        (a)   Consolidated Minimum EBITDA is $___________;

                        (b)   Excess Availability is $____________;

                        (c) Capital Expenditures during the period and for the Fiscal Year to date total $_________ for Borrowers.

                   2. No Default exists on the date hereof, other than:
__________________________________________________________________ [if none, so state]; and

                   3. No Event of Default exists on the date hereof, other than ______________________________________________________________ [if none, so state].

                   4. As of the date hereof, Borrowers are current in their payment of all accrued rent and other charges to Persons who own or lease any premises where any of the Collateral is located, and there are no pending disputes or claims regarding any Borrower's failure to pay or delay in payment of any such rent or other charges.


                                    Very truly yours,



                                    --------------------------------------------
                                    Chief Financial Officer

                                    EXHIBIT G

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                            Dated as of ______, 20__

         Reference is made to the Post-Petition Loan and Security Agreement dated September 25, 2000 (at any time amended, the "Loan Agreement"), among DYERSBURG CORPORATION, a Tennessee corporation, DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership, DYERSBURG FABRICS INC., a Tennessee corporation, UNITED KNITTING, INC., a Tennessee corporation, UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership, IQUE, INC., a Tennessee corporation, IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership, ALAMAC KNIT FABRICS, INC., a Delaware corporation, and AIH INC., a Delaware corporation (the foregoing individually referred to hereinafter as "Borrower" and collectively referred to hereinafter as "Borrowers"), the Guarantors (as defined in the Loan Agreement), CONGRESS FINANCIAL CORPORATION (SOUTHERN), in its capacity as administrative agent ("Administrative Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), FLEET NATIONAL BANK, in its capacity as collateral agent ("Collateral Agent") for the Lenders and __________. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

         ______________________________________ (the "Assignor") and
______________________________________ (the "Assignee") agree as follows:


         1. (A) Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $________ of the outstanding Revolving Loans held by Assignor [and $___________ of participations of Assignor in Letter of Credit Accommodations] (which amounts, according to the records of Agent, represent _______% of the total principal amount of outstanding Revolving Loans [and Letter of Credit Accommodations]) and (ii) a principal amount of $________ of Assignor's Revolving Commitment (which amount includes Assignor's outstanding Revolving Loans being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents (____%) of the total Revolving Commitments of Lenders under the Loan Agreement); (B) Assignor hereby assigns to Assignee and Assignee hereby purchases and assumes from Assignor (i) a principal amount of $________ of the outstanding Term Loan and (ii) a principal amount of $_________ of Assignor's Term Loan Commitment (which amount includes Assignor's outstanding Term Loan Advance being assigned to Assignee pursuant to clause (i) above and which, according to the records of Agent, represents ________% of the total Term Loan Commitments of the Lenders under the Loan Agreement) (the items described in (A) and (B) above being herein collectively referred to as the "Assigned Interests"), together with an interest in the DIP Financing Documents corresponding to the Assigned Interest. This Agreement shall be effective from the date (the "Assignment Effective Date") on which Assignor receives both (x) the principal amount of the Assigned Interest in the Loans on the Assignment Effective Date, if any, and (y) a copy of this Agreement duly executed by Assignee. From and after the Assignment Effective Date, Assignee hereby expressly assumes, and undertakes to perform, all of Assignor's obligations in respect of Assignor's Commitments to the extent, and only to the extent, of Assignee's Assigned Interest, and all principal, interest, fees and other amounts which would otherwise be payable to or for Assignor's account in respect of the Assigned Interest shall be payable to or for Assignee's account, to the extent such amounts have accrued subsequent to the Assignment Effective Date.

         2. Assignor (i) represents that as of the date hereof, the aggregate of its Commitments under the Loan Agreement (without giving effect to assignments thereof, which have not yet become effective) is $__________, and the outstanding balance of its Loans [and participations in Letter of Credit Accommodations] (unreduced by any assignments thereof, which have not yet become effective) is $__________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers, the performance or observance by Borrowers of any of their obligations under the Loan Agreement or any of the DIP Financing Documents[; AND (IV) ATTACHES THE NOTES HELD BY IT AND REQUESTS THAT COLLATERAL AGENT EXCHANGE SUCH NOTES FOR NEW NOTES PAYABLE TO ASSIGNEE AND THE ASSIGNOR IN THE PRINCIPAL AMOUNTS SET FORTH ON SCHEDULE A HERETO].

         3. Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 9.6 thereof, and copies of such other DIP Financing Documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(iii) agrees that it shall, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it is eligible to become an Assignee; (v) appoints and authorizes Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to Collateral Agent by the terms thereof, together with such powers as are incidental thereto; (vi) agrees that it will strictly observe and perform all the obligations that are required to be performed by it as a "Lender" under the terms of the Loan Agreement and the other DIP Financing Documents; and (vii) agrees that it will keep confidential all information with respect to Borrowers furnished to them by Borrowers or the Assignor to the extent provided in the Loan Agreement.

         4. Assignor acknowledges and agrees that it will not sell or otherwise dispose of the Assigned Interest or any portion thereof, or grant any participation therein, in a manner which, or take any action in connection therewith which, would violate the terms of any of the DIP Financing Documents.

         5. This Agreement and all rights and obligations shall be interpreted in accordance with and governed by the laws of the State of Georgia. If any provision hereof would be invalid under Applicable Law, then such provision shall be deemed to be modified to the extent necessary to render it valid while most nearly preserving its original intent; no provision hereof shall be affected by another provision's being held invalid.

         6. Each notice or other communication hereunder shall be in writing, shall be sent by messenger, by telescope or facsimile transmission or by first-class mail, shall be deemed given when sent and shall be sent as follows:

         If to Assignee, to the following address (or to such other address as Assignee may designate from time to time):

                          --------------------------

                          --------------------------

                          --------------------------

         If to Assignor, to the following address (or to such other address as Assignor may designate from time to time):

                          --------------------------

                          --------------------------

                          --------------------------

         Payments hereunder shall be made by wire transfer of immediately available Dollars as follows:

         If to Assignee, to the following account (or to such other account as Assignee may designate from time to time):

                          ---------------------------
                          ABA No.
                                 --------------------

                          ---------------------------
                          Account No.
                                     ----------------
                          Reference:
                                     ----------------

         If to Assignor, to the following account (or to such other account as Assignor may designate from time to time):

                          ---------------------------

                          ---------------------------

                          ---------------------------
                          ABA No.
                                 --------------------

                          For Account of:
                                         ------------
                          Reference:
                                     ----------------

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed and delivered by their respective duly authorized officers, as of the date first above written.


                                    --------------------------------------------
                                    ("Assignor")


                                    By:
                                        ----------------------------------------
                                        Title:
                                               ---------------------------------

                                    --------------------------------------------
                                    ("Assignee")


                                    By:
                                        ----------------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT H



                                 FORM OF NOTICE

         Reference is made to (i) the Post-Petition Loan and Security Agreement dated September 25, 2000 (as at any time amended, the "Loan Agreement") among DYERSBURG CORPORATION, a Tennessee corporation, DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership, DYERSBURG FABRICS INC., a Tennessee corporation, UNITED KNITTING, INC., a Tennessee corporation, UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership, IQUE, INC., a Tennessee corporation, IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership, ALAMAC KNIT FABRICS, INC., a Delaware corporation, and AIH INC., a Delaware corporation (the foregoing individually referred to hereinafter as "Borrower" and collectively referred to hereinafter as "Borrowers"), the Guarantors (as defined in the Loan Agreement), CONGRESS FINANCIAL CORPORATION (SOUTHERN) in its capacity as administrative agent ("Administrative Agent") for the financial institutions from time to time party to the Loan Agreement ("Lenders"), Fleet National Bank, in its capacity as collateral agent ("Collateral Agent") for the Lenders and ___________, and (ii) the Assignment and Acceptance dated as of ____________, 20__ (the "Assignment Agreement") between __________________ (the "Assignor") and ____________________ (the
"Assignee"). Except as otherwise defined herein, capitalized terms used herein which are defined in the Loan Agreement are used herein with the respective meanings specified therein.

         The Assignor hereby notifies Borrowers and Collateral Agent of Assignor's intent to assign to Assignee pursuant to the Assignment Agreement a principal amount of (i) $________ of the outstanding Revolving Loans [and participations in Letter of Credit Accommodations] held by Assignor, (ii) $___________ of Assignor's Revolving Commitment (which amount includes the Assignor's outstanding Revolving Loans being assigned to Assignee pursuant to clause (i) above), (iii) $_______________ of the outstanding Term Loan Advance held by Assignor, and (iv) $_____________ of Assignor's Term Loan Commitment (which amount includes Assignor's outstanding portion of the Term Loan Advance being assigned to Assignee pursuant to clause (iii) above),together with an interest in the DIP Financing Documents corresponding to the interest in the Loans and Commitments so assigned. Pursuant to the Assignment Agreement, Assignee has expressly assumed all of Assignor's obligations under the Loan Agreement to the extent of the Assigned Interest (as defined in the Assignment Agreement).

         For purposes of the Loan Agreement, Agent shall deem Assignor's share of the Revolving Commitment and Term Loan Commitment to be reduced by $_________ and $_________, respectively, and Assignee's share of the Revolving Commitment and Term Loan Commitment to be increased by $_________ and $___________, respectively.

         The address of the Assignee to which notices, information and payments are to be sent under the terms of the Loan Agreement is:

                          --------------------------

                          --------------------------

                          --------------------------

                          --------------------------

         Assignees LIBOR Lending Office address is as follows:

                          --------------------------

                          --------------------------

                          --------------------------

                          --------------------------

         This Notice is being delivered to the Borrowers and Collateral Agent pursuant to SECTION 13.3 of the Loan Agreement. Please acknowledge your receipt of this Notice by executing and returning to Assignee and Assignor a copy of this Notice.

         IN WITNESS WHEREOF, the undersigned have caused the execution of this Notice, as of _________________, 20__.


                                    --------------------------------------------
                                    ("Assignor")


                                    By:
                                        ----------------------------------------
                                             Title:
                                                    ----------------------------

                                    --------------------------------------------
                                    ("Assignee")


                                    By:
                                        ----------------------------------------
                                             Title:
                                                    ----------------------------

ACKNOWLEDGED AND AGREED TO
AS OF THE DATE SET FORTH ABOVE:

[BORROWERS]


By:
    ----------------------------------------
    Title:
           ---------------------------------

CONGRESS FINANCIAL
CORPORATION (SOUTHERN), as Administrative Agent



By:
    ----------------------------------------
    Title:
           ---------------------------------


FLEET NATIONAL BANK, as Collateral Agent



By:
    ----------------------------------------
    Title:
           ---------------------------------

                                    EXHIBIT I

                           BORROWING BASE CERTIFICATE

                              DYERSBURG CORPORATION
                        DAILY BORROWING BASE CERTIFICATE
                    (to be submitted daily and at month-end)

1. Accounts Receivable Balance as of ______________(date)

         a. Receivable Balance from previous certificate                        $___________________

         b. Plus:    Gross Sales                     $_________________

                     Other Debits and Chargebacks *  $_________________

         c. Total Additions                                                     $___________________

         d. Less:     Collections                             $_________________

                     Credit Memos                             $_________________

                     Other Credits *                 $_________________

         e. Total Reductions                                                    $___________________

2. New Accounts Receivable as of this certificate                      $___________________

3. Less: Ineligible Accounts Receivable per Aging dated   __________   $___________________
     (per attached exclusion form)

4. Eligible Accounts Receivable (Line 2 - Line 3)                      $___________________

5. Advance Rate                                                                 X       85%

6. Accounts Receivable Availability (Line 4 x Line 5)                           $___________________

7. Inventory Availability (From Inventory Designation)                          $___________________
    (Inventory Availability not to Exceed $25 Million)

8. Total Collateral Availability (Line 6 + Line 7)                     $___________________

    Less:

9. Minimum Availability Reserve                                        $___________________

10. Total Availability (Line 8 - Line 9)                                        $___________________

11A. Outstanding Revolving Loan Balance     $___________________

  B. Outstanding Letters of Credit                   $___________________
       (Not to Exceed $16 Million)

  C. Total Outstanding (Not to Exceed $74 Million)

                                                     $___________________

12. Net Availability (Line 10 - Line 11C)                              $___________________


LOAN RECONCILIATION

13. Current Balance Forward                                            $___________________

Increases to Loan:

14. Loan Advances Requested                                            $___________________

15. Other: explain ____________                                        $___________________

16. Total Loan Increases (Line 14 + Line 15)                                    $___________________

Decreases to Loan:

17. Payments Initiated via Lockbox                                     $___________________

18. Other Payments Reducing Accounts Receivable                        $___________________

19. Total A/R Effecting Payments (Line 17 + 18)                        $___________________
       (Must Agree With Line 1D [Collections] - If Not, Please Provide
        Detailed Explanation)

19. Other: explain                                                     $___________________

20. Total Loan Outstanding                                                      $___________________


* If In Excess of $5,000 Explain

For value received the undersigned hereby pledges, sells, assigns and transfers to Fleet National Bank (herein called "Lenders") the claims or accounts receivable described and set forth on this statement or in the statements attached hereto, together with all monies now due or to become due thereon, all guaranties and security therefor, and all right, title and interest of the undersigned in the merchandise giving rise thereto, including the right of stoppage in transit, with full power to collect and/or compromise the same or otherwise deal with the same in its own name or otherwise as though it were absolute owner thereof for all purposes. Said claims, accounts, money, merchandise and security are assigned as collateral security for INDEBTEDNESS and liabilities of the undersigned to its Lender as more fully provided and pursuant to a plan set forth in a loan agreement dated _________ between the undersigned and its lender and with and subject to all the covenants, terms and provisions thereof.

Client #                            By:
         -----------                    ----------------------------------------
                                                   Authorized Official

                              DYERSBURG CORPORATION
                   MONTH END EXCLUSIONS TO ACCOUNTS RECEIVABLE

AS OF :____________________(DATE) AGING

ACCOUNTS RECEIVABLE OVER 60 DAYS FROM DUE DATE BUT IN NO EVENT GREATER THAN
120 DAYS PAST INVOICE DATE:                                                             $____________

RE-AGED CREDITS:  CREDIT BALANCES ADDED BACK OVER 60 DAYS PAST DUE              $____________

AFFILIATES (A), SUBSIDIARIES (S), INTERCOMPANY (I) OR OFFICER/EMPLOYEE ACCOUNTS (O),  IF ANY:
Name:                           A/R Balance (within 60 days of due date )
DM Apparel                                           $______________
United Knitting                                      $______________
Dyersburg Apparel                           $______________
Dyersburg Fabric                                     $______________
Alamac                                      $______________
TOTAL AFFILIATES, SUBSIDIARIES, INTERCOMPANY OR OFFICER/EMPLOYEE ACCOUNTS:              $____________

CONTRA ACCOUNTS:                            A/R Balance  (Amt.         Amount of Exclusion
Vendor/Manufacturer Rep.  A/P Balance within 60 days past due) (Lesser of A/P or A/R)

---------------------     $-------------    $--------------          $----------------
---------------------     $-------------    $--------------          $----------------
---------------------     $-------------    $--------------          $----------------
TOTAL AMOUNT OF CONTRA ACCOUNTS:                                                        $___________

ACCOUNTS SUBJECT TO "CROSS AGING RULE" (IF BALANCE OF OVER 60 DAYS FROM DUE DATE
IS 50% OR GREATER OF TOTAL BALANCE OF ACCOUNT, THEN DEDUCT AMOUNT WITHIN 60 DAYS
OF DUE DATE):

Name                      Amount within 60 days from due date

------------------------  $-------------
------------------------  $-------------
------------------------  $-------------

TOTAL AMOUNT OF ACCOUNTS SUBJECT TO "CROSS AGING RULE":                                 $___________

ACCOUNTS SUBJECT TO "CONCENTRATION RULE" (IF AGGREGATE BALANCE OF ANY ACCOUNT DEBTOR EXCEEDS
20% OF "ACCEPTABLE ACCOUNTS", THEN DEDUCT AMOUNT OVER 20%):

Name                      Amount

------------------------  $-------------
------------------------  $-------------

TOTAL AMOUNT OF ACCOUNTS SUBJECT TO "CONCENTRATION RULE":                               $___________

CHARGEBACKS LESS THAN 60 DAYS PAST DUE:                                                 $___________

SAMPLES LESS THAN 60 DAYS PAST DUE:                                                     $___________

RETURNS RESERVE LESS THAN 60 DAYS PAST DUE:                                     $___________

FOREIGN ACCOUNTS NOT BACKED BY LETTERS OF CREDIT:

See attached.             $_____________

________________________  $______________
TOTAL FOREIGN ACCOUNTS NOT BACKED BY LETTERS OF CREDIT:       $___________

FEDERAL GOVERNMENT

________________________  $_____________
________________________  $_____________
TOTAL FEDERAL GOVERNMENT:                                     $___________

OTHER EXCLUSIONS AS PER LOAN AGREEMENT:

________________________  $_____________
________________________  $_____________
TOTAL OTHER EXCLUSIONS:                                       $__________

TOTAL EXCLUSIONS (INELIGIBLE ACCOUNTS RECEIVABLE):            $___________

BY:______________________________________
         Authorized Official

CLIENT # _____________

                           DESIGNATION OF MERCHANDISE

                       (to be submitted on a weekly basis)

                         _______________________ 20_____

The undersigned hereby designates and pledges all merchandise, supplies, materials, and goods in process, including any of such described below or in Exhibit A attached hereto as Merchandise of the undersigned to be subject to a lien of Fleet National Bank, 300 Galleria Parkway, Suite 800, Atlanta, Georgia, pursuant to the loan agreement with the undersigned dated ______________________________ and pursuant to applicable provisions of law.

                                                                                      ADVANCE
                             DYERSBURG       ALAMAC         UNITED          TOTAL       RATE    AVAILABILITY
                             ---------       ------         ------          -----       ----    ------------
RAW MATERIAL

RAW COTTON                   $________      $________      $________      $________

LESS:
VALUATION RESERVE            $________      $________      $________      $________
        SUBTOTAL: COTTON     $________      $________      $________      $________     70%     $________


OTHER RAW MATERIAL           $________      $________      $________      $________

LESS INELIGIBLES:
DYES & CHEMICALS             $________      $________      $________      $________
SUPPLIES                     $________      $________      $________      $________

OBSOLESCENCE RESERVE         $________      $________      $________      $________

      SUBTOTAL OTHER RAW     $________      $________      $________      $________     60%     $________
 (SYNTHETICS AND YARN)

WORK IN PROCESS              $________      $________      $________      $________

LESS INELIGIBLES:
                             $________      $________      $________      $________
OUTSIDE PROCESSORS           $________      $________      $________      $________

 IN PROCESS ABSORPTION       $_________     $_________     $_________     $_________
                                  -              -              -              -
OBSOLETE GREIGE              $_________     $_________     $_________     $_________
                                  -              -              -              -
      SUBTOTAL OTHER WIP     $_________                    $_________     $_________    50%     $_________
                                  -                             -              -

     SUBTOTAL ALAMAC WIP                    $_________                    $_________    25%     $_________
                                                 -                             -
   LOWER OF TOTAL AVAIL
        WIP OR $8 MILLION                                                                       $_________

FINISHED GOODS               $_________     $_________     $_________     $_________
                                  -              -              -              -
LESS INELIGIBLES:
REVALUATION RESERVE          $_________     $_________     $_________     $_________
                                  -              -              -              -
OBSOLESCENCE RESERVE         $_________     $_________     $_________     $_________
                                  -              -              -              -
SECONDS INVENTORY            $_________     $_________     $_________     $_________
                                  -              -              -              -
IRREGULAR INVENTORY          $_________     $_________     $_________     $_________
                                  -              -              -              -
OBSOLETE INVENTORY           $_________     $_________     $_________     $_________
                                  -              -              -              -
FINISHED GOODS

ABSORPTION                   $_________     $_________     $_________     $_________
                                  -              -              -              -
SUBTOTAL FINISHED GOODS
                             $_________     $_________     $_________     $_________    60%     $_________
                                  -              -              -              -
         TOTAL               $_________     $_________     $_________     $_________            $_________
                                  -              -              -              -





NAME OF BORROWER: DYERSBURG CORPORATION     CLIENT #_____________________



                                            BY:
                                               ---------------------------------
                                                Authorized Official

This Designation is designed for use by each of the lenders named above and relates to transactions under the loan agreement between the within named borrower and the particular lender.

                          MONTHLY RECONCILIATION REPORT


ACCOUNTS RECEIVABLE RECONCILIATION AS OF __________________ (DATE)

ACCOUNTS RECEIVABLE BALANCE AS OF PREVIOUS MONTHS AGING REPORTS:                        $____________

PLUS:    Gross Sales for the month or period                  $_______________

         Other Debits to Accounts Receivable *                $_______________

         TOTAL ADDITIONS TO ACCOUNTS RECEIVABLE:                                        $____________

LESS:    Cash Collections for the month or period             $______________

         Credit Memos                                         $______________

         Other Credits to Accounts Receivable *               $______________

         TOTAL REDUCTIONS TO ACCOUNTS RECEIVABLE:                                       $____________

TOTAL BALANCE OF THIS AGING REPORT AS OF _______________ (DATE):                        $____________


ACCOUNTS RECEIVABLE BALANCE AS PER LENDERS MONTH END STATEMENT:                         $____________


DIFFERENCE (EXPLAIN ON ATTACHED RECONCILIATION REPORT IN DETAIL):                       $____________


* IF IN EXCESS OF $5,000.00 EXPLAIN

COMPANY: DYERSBURG CORPORATION



BY:
    -------------------------------
         Authorized Official

CLIENT #

          RECONCILIATION OF LENDERS MONTH END STATEMENT TO AGING REPORT

ACCOUNTS RECEIVABLE BALANCE PER LENDERS MONTH END STATEMENT             $_____________

IN TRANSIT ITEMS:

Sales:            $_______________ $_______________
                  $_______________ $_______________
                  $_______________ $_______________
                  $_______________ $_______________

TOTAL SALES:                                                   +        $_____________

Other Debits:     $_______________ $_______________

                  $_______________ $_______________

TOTAL OTHER DEBITS:                                            +        $_____________

Cash Collections: $_______________ $_______________
                  $_______________ $_______________
                  $_______________ $_______________
                  $_______________ $_______________
                  $_______________ $_______________

TOTAL CASH COLLECTIONS:                                        -        $_____________

Credit Memos:     $_______________ $_______________
                  $_______________ $_______________
                  $_______________ $_______________

TOTAL CREDIT MEMOS:                                            -        $_____________

Other Credits:    $_______________ $_______________
                  $_______________ $_______________
                  $_______________ $_______________

TOTAL OTHER CREDITS:                                           -        $_____________

CORRECTIONS & ADJUSTMENTS TO LENDERS MONTH END STATEMENT: __________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________


BALANCE MUST AGREE WITH BALANCE OF AGING REPORT BEING SUBMITTED:        $_____________


COMPANY: DYERSBURG CORPORATION



BY:
    -------------------------------
         Authorized Official

                                    EXHIBIT J

                           OPINION LETTER REQUIREMENTS

         With respect to each Obligor, Obligors' counsel's opinion letter should address the following in a manner satisfactory to Agents:

         1. That each Obligor is a validly existing entity in good standing under the laws of its jurisdiction of formation.

         2.    That each Obligor has all necessary corporate power and authority
               (x) to own its property and assets and carry on its business as presently conducted and (y) to executed, deliver and perform its obligations under each of the DIP Financing Documents to which it is a party.

         3. That the execution, delivery and performance by each Obligor of its obligations under the DIP Financing Documents to which it is a party have been duly authorized by all necessary corporate action and do not violate any of its organizational documents.

         4. The DIP Financing Documents have been duly executed and delivered by each of the Obligors.

         5. Other than actions and approvals required in the Chapter 11 cases, including entry of the Interim Financing Order, no authorizations or approvals of, and no filings with, any governmental or regulatory authority or agency are necessary under any Applicable Law for the execution, delivery or performance by any Obligor of any of the DIP Financing Documents to which it is a party.

         6. The Interim Financing Order was entered and, according to the docket sheet, has not been appealed or stayed and no request for rehearing has been filed in the office of the Clerk of the Bankruptcy Court with respect to such order.